      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2008


                                                     REGISTRATION NOS. 33-21677;
                                                                        811-5547
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       PRE-EFFECTIVE AMENDMENT NO. [ ]
                     POST-EFFECTIVE AMENDMENT NO. 65 [X]

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 68 [X]

                                  LAUDUS TRUST
               (Exact Name of Registrant as Specified in Charter)


                              101 Montgomery Street
                             San Francisco, CA 94104
               (Address of Principal Executive Offices) (Zip code)


                                  800.648.5300
              (Registrant's Telephone Number, including Area Code)

NAME AND ADDRESS OF AGENT FOR SERVICE:             COPIES TO:
KOJI E. FELTON                                     TIMOTHY W. LEVIN, ESQ.
Charles Schwab Investment Management, Inc.         Morgan, Lewis & Bockius LLP
101 Montgomery Street                              1701 Market Street
San Francisco, CA 94104                            Philadelphia, PA 19103

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)


[X]   On July 31, 2008 pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)


[ ]   On (date) pursuant to paragraph (a)(1)


[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   On (date) pursuant to paragraph (a)(2) of Rule 485

================================================================================

PROSPECTUS

July 31, 2008


                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)


LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND


LAUDUS MONDRIAN GLOBAL EQUITY FUND


LAUDUS MONDRIAN EMERGING MARKETS FUND

LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND

ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
Mondrian Investment Partners Limited

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.


Please see the inside back cover of this prospectus for important privacy policy information.


SHAREHOLDER SERVICES
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Select Shares
WWW.LAUDUS.COM

                               TABLE OF CONTENTS


                                                                PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS..................................      2

LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND...................      3

  FEES AND EXPENSES.........................................      7

LAUDUS MONDRIAN GLOBAL EQUITY FUND..........................      8

  FEES AND EXPENSES.........................................     12

LAUDUS MONDRIAN EMERGING MARKETS FUND.......................     13

  FEES AND EXPENSES.........................................     16

LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND.............     17

  FEES AND EXPENSES.........................................     21

PERFORMANCE INFORMATION FOR THE SUBADVISER'S OTHER
ACCOUNTS....................................................     22

MANAGEMENT OF THE FUNDS.....................................     27

MULTIPLE CLASSES............................................     28

PURCHASING SHARES...........................................     29

INDIVIDUAL RETIREMENT ACCOUNTS..............................     31

REDEEMING SHARES............................................     32

EXCHANGING AND CONVERTING SHARES............................     33

HOW THE TRUST PRICES SHARES OF THE FUNDS....................     34

DISTRIBUTIONS...............................................     34

TAXES.......................................................     35

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION..............     36

FINANCIAL HIGHLIGHTS........................................     38

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:


     -  Laudus Mondrian International Equity Fund


     -  Laudus Mondrian Global Equity Fund

     -  Laudus Mondrian Emerging Markets Fund

     -  Laudus Mondrian International Fixed Income Fund


(each, a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). Mondrian Investment Partners Limited ("Mondrian" or the "Subadviser") acts as subadviser to the Funds.


This section also contains the principal risks of each Fund. Please be sure to read this additional information BEFORE you invest.

                   LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND

TICKER SYMBOLS
Investor Shares--LIEQX
Select Shares--LIEFX
Institutional Shares--LIEIX

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in the Subadviser's opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Normally, the Fund will invest in primarily common stocks. The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Fund may also purchase other investment funds, including, but not limited to registered funds including exchange-traded funds (ETFs), unregistered funds and real estate investment trusts (REITs).



For purposes of investments to be made by the Fund, large capitalization companies is currently defined by the Subadviser to mean issuers that have a market capitalization of more than $11 billion at the time of purchase. This level is subject to market movements and is regularly reviewed by the Subadviser. The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers. The Fund will hold approximately 30-40 securities at any given time.



Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The Fund will notify its shareholders at least 60 days before changing this policy.


The Subadviser's approach in selecting investments for the Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Subadviser identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The Subadviser conducts fundamental research on a global basis in order to identify securities that, in the Subadviser's opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The Subadviser's general management strategy emphasizes long-term holding of securities, although securities may be sold in the Subadviser's discretion without regard to the length of time they have been held.


Investments will be made mainly in marketable securities of companies located in developed countries including but not limited to Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may also invest in securities of companies located in emerging countries.



The Fund considers an "emerging country" to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index. In considering possible emerging countries in which the Fund may invest, the Subadviser places particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions.


Currency considerations carry a special risk for a portfolio of international securities. The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. The Subadviser primarily uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may carry out hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. Under normal circumstances, hedging is undertaken defensively back into the base currency of the Fund.


The Fund may also invest in debt securities issued by governments or by their agencies, instrumentalities or political subdivisions, or by corporate entities, all of which may be high-yield, high-risk fixed income securities rated below investment-grade (sometimes called junk bonds) or, if unrated, considered to be of equivalent quality by the Subadviser. In addition, for temporary defensive purposes, the Fund may invest in high-quality debt instruments.

The Fund may invest in derivative instruments, such as futures contracts. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The Fund may lend its securities to certain financial institutions to earn additional income.


The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the Fund's shares.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

PRINCIPAL RISKS
Market Risk. Stock and bond markets and the values of the securities owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk. Many of the risks of this Fund are associated with its investments in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--bonds or small-cap stocks for instance--the Fund's performance also will lag those investments.


Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its Adviser and Subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.



Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval.


Interest Rate Risk. The Fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. During periods when interest rates are low, the Fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the Fund's share price to fall. The longer the Fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The Fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund's share price to fall. The Fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and Extension Risk. The Fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit
 4
additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Foreign government securities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the Fund's account. The Fund is subject to the risk of a principal's failure, inability or refusal to perform with respect to such contracts.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Investments In Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

REITs risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

Non-Diversification Risk. The Fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES


The following table describes what you could expect to pay as a Fund investor. "Shareholder Fees" are charged to you directly by the Fund. "Annual Operating Expenses" are paid out of Fund assets, so their effect is included in the total return for each share class.



                                                                INSTITUTIONAL    SELECT    INVESTOR
                         FEE TABLE%                             -------------    ------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A          N/A        N/A
Maximum Deferred Sales Charge (Load)........................         N/A          N/A        N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A          N/A        N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................        2.00%        2.00%      2.00%
Exchange Fee................................................         N/A          N/A        N/A






                                                                INSTITUTIONAL    SELECT    INVESTOR
ANNUAL OPERATING EXPENSES                                       -------------    ------    --------
Management Fees                                                      0.85%        0.85%      0.85%
Distribution and Shareholder Service (12b-1) Fees                    None         None       0.25%
Other Expenses b                                                     0.22%        0.37%      0.37%
                                                                    -----        -----      -----
Total Annual Fund Operating Expenses                                 1.07%        1.22%      1.47%
Less Fee Waiver and/or Expense Reimbursement c                      (0.02%)      (0.10%)    (0.07%)
                                                                    -----        -----      -----
Net Expenses                                                         1.05%        1.12%      1.40%
                                                                    =====        =====      =====



EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                                AFTER      AFTER
                                                                1 YEAR    3 YEARS
                                                                ------    -------
Institutional c                                                  $107      $336
Select c                                                         $114      $367
Investor c                                                       $143      $451


------------------------

a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.


b  "Other expenses" are based on estimated amounts for the current fiscal year.


c Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional, Select and Investor classes when the operating expenses reach 1.05%, 1.12% and 1.40%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to the Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the then current limit (as stated in the Expense Limitation Agreement) during the respective year.

                       LAUDUS MONDRIAN GLOBAL EQUITY FUND

TICKER SYMBOLS
Investor Shares: LGEQX
Select Shares: LGESX
Institutional Shares: LGEVX

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective primarily by investing in equity securities of both U.S. and non-U.S. issuers, including the securities of emerging market companies, that, in the Subadviser's opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Normally, the Fund will invest in primarily common stocks. The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Fund may also purchase other investment funds, including, but not limited to registered funds, including exchange-traded funds (ETFs), unregistered funds and real estate investment trusts (REITs).



Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The Fund will notify its shareholders at least 60 days before changing this policy.


The Subadviser's approach in selecting investments for the Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Subadviser identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The Subadviser conducts fundamental research on a global basis in order to identify securities that, in the Subadviser's opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The Subadviser's general management strategy emphasizes long-term holding of securities, although securities may be sold in the Subadviser's discretion without regard to the length of time they have been held.


Investments will be made mainly in marketable securities of companies located in developed countries including but not limited to Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may also invest in securities of companies located in emerging countries.



The Fund considers an "emerging country" to be any country, except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index. In considering possible emerging countries in which the Fund may invest, the Subadviser places particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions.


Currency considerations carry a special risk for a portfolio of global securities. The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. The Subadviser primarily uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may carry out hedging activities, and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. Under normal circumstances, hedging is undertaken defensively back into the base currency of the Fund.


The Fund may also invest in debt securities issued by governments or by their agencies, instrumentalities or political subdivisions, or by corporate entities, all of which may be high-yield, high-risk fixed income securities rated below investment-grade (sometimes called junk bonds), or, if unrated, considered to be of equivalent quality by the Subadviser. In addition, for temporary defensive purposes, the Fund may invest in high-quality debt instruments.



The Fund may invest in derivative instruments, such as futures contracts. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The Fund may lend its securities to certain financial institutions to earn additional income.

The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the Fund's shares.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

PRINCIPAL RISKS
Market Risk. Stock and bond markets and the values of the securities owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.


Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments--small-cap stocks, for instance--the Fund's performance could be reduced to the extent its portfolio is holding large- or mid-cap stocks.



Small-Cap Risk. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the Fund's performance could be reduced to the extent its portfolio is holding small-cap stocks.


Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its Adviser and Subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.


Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval.


Interest Rate Risk. The Fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. During periods when interest rates are low, the Fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the Fund's share price to fall. The longer the Fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The Fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund's share price to fall. The Fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and Extension Risk. The Fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Foreign government securities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the Fund's account. The Fund is subject to the risk of a principal's failure, inability or refusal to perform with respect to such contracts.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Investments In Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

REITs risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES


The following table describes what you could expect to pay as a Fund investor. "Shareholder Fees" are charged to you directly by the Fund. "Annual Operating Expenses" are paid out of Fund assets, so their effect is included in the total return for each share class.



                                                                INSTITUTIONAL    SELECT    INVESTOR
FEE TABLE %                                                     -------------    ------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A          N/A        N/A
Maximum Deferred Sales Charge (Load)........................         N/A          N/A        N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A          N/A        N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................        2.00%        2.00%      2.00%
Exchange Fee................................................         N/A          N/A        N/A



                                                                INSTITUTIONAL    SELECT    INVESTOR
                                                                -------------    ------    --------
ANNUAL OPERATING EXPENSES
Management Fees                                                      0.85%        0.85%      0.85%
Distribution and Shareholder Service (12b-1) Fees                    None         None       0.25%
Other Expenses b                                                     0.21%        0.36%      0.36%
                                                                    -----        -----      -----
Total Annual Fund Operating Expenses                                 1.06%        1.21%      1.46%
Less Fee Waiver and/or Expense Reimbursement c                      (0.01%)      (0.09%)    (0.06%)
                                                                    -----        -----      -----
Net Expenses                                                         1.05%        1.12%      1.40%
                                                                    =====        =====      =====



EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                                AFTER      AFTER
                                                                1 YEAR    3 YEARS
                                                                ------    -------
Institutional c                                                  $107      $335
Select c                                                         $114      $366
Investor c                                                       $143      $450


------------------------

a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.


b  "Other expenses" are based on estimated amounts for the current fiscal year.


c Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional, Select and Investor classes when the operating expenses reach 1.05%, 1.12% and 1.40%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the then current limit (as stated in the Expense Limitation Agreement) during the respective year.

                     LAUDUS MONDRIAN EMERGING MARKETS FUND

TICKER SYMBOLS
Investor Shares: LEMIX
Select Shares: LEMSX
Institutional Shares: LEMNX

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in the Subadviser's opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Normally, the Fund will invest in primarily common stocks. The Fund may also purchase other investment funds, including, but not limited to, registered funds, including exchange-traded funds (ETFs). The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Subadviser currently defines companies with large market capitalizations generally, as those with market capitalizations of $5 billion or more. To the extent that the Fund invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers. Typically, the Fund will invest in approximately 30-40 securities.



Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of emerging markets issuers. The Fund will notify its shareholders at least 60 days before changing this policy.


The Subadviser's approach in selecting investments for the Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Subadviser identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The Subadviser conducts fundamental research on a global basis in order to identify securities that, in the Subadviser's opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The Subadviser's general management strategy emphasizes long-term holding of securities, although securities may be sold in the Subadviser's discretion without regard to the length of time they have been held.

The Fund considers an "emerging country" to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index.

In considering possible emerging countries in which the Fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.

Although this is not an exclusive list, the Subadviser considers an emerging country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. The Subadviser determines eligibility based on publicly available information and inquiries made of the companies.

Currently, investing in many emerging countries is not feasible, or may, in the Subadviser's opinion, involve unacceptable political or governance risks. The Fund focuses its investments in those emerging countries where the Subadviser considers the economies to be developing strongly and where the markets are becoming more sophisticated.


The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. Currency considerations carry a special risk for a portfolio of international securities. The Subadviser primarily uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.


The Fund may invest in derivative instruments, such as futures contracts. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The Fund may lend its securities to certain financial institutions to earn additional income.


For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS
Market Risk. Stock markets and the value of the investments owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its Adviser and Subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

Large-Cap Risk. Many of the risks of this Fund are associated with its investments in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the Fund's performance also will lag those investments.


Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the Fund's account. The Fund is subject to the risk of a principal's failure, inability or refusal to perform with respect to such contracts.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to credit risk, liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the Fund could lose money if the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Investments In Exchange--Traded Funds. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

Non-Diversification Risk. The Fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES


The following table describes what you could expect to pay as a Fund investor. "Shareholder Fees" are charged to you directly by the Fund. "Annual Operating Expenses" are paid out of Fund assets, so their effect is included in the total return for each share class.



                                                                INSTITUTIONAL    SELECT    INVESTOR
FEE TABLE %                                                     -------------    ------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A          N/A        N/A
Maximum Deferred Sales Charge (Load)........................         N/A          N/A        N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A          N/A        N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................        2.00%        2.00%      2.00%
Exchange Fee................................................         N/A          N/A        N/A






                                                                INSTITUTIONAL    SELECT    INVESTOR
                                                                -------------    ------    --------
ANNUAL OPERATING EXPENSES
Management Fees                                                      1.20%        1.20%      1.20%
Distribution and Shareholder Service (12b-1) Fees                    None         None       0.25%
Other Expenses                                                       1.42%        1.54%      1.34%
                                                                    -----        -----      -----
Total Annual Fund Operating Expenses                                 2.62%        2.74%      2.79%
Less Fee Waiver and/or Expense Reimbursement b                      (1.17%)      (1.22%)    (0.99%)
                                                                    -----        -----      -----
Net Expenses                                                         1.45%        1.52%      1.80%
                                                                    =====        =====      =====



EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                                AFTER      AFTER
                                                                1 YEAR    3 YEARS
                                                                ------    -------
Institutional b                                                  $148      $585
Select b                                                         $155      $611
Investor b                                                       $183      $672


------------------------

a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.


b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional, Select and Investor classes when the operating expenses reach 1.45%, 1.52% and 1.80%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to the Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the then current limit (as stated in the Expense Limitation Agreement) during the respective year.

                LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND

TICKER SYMBOLS
Investor Shares: LIFIX
Select Shares: LIFSX
Institutional Shares: LIFNX

INVESTMENT OBJECTIVE
The Fund seeks long-term total return consistent with its value-oriented investment approach.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Fund is an international fund that invests primarily in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Fund intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the euro. The Fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions and companies. They will generally be rated, at the time of investment, BBB or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality by the Subadviser. The Fund may invest up to 5% of its assets (determined at time of purchase) in fixed-income securities rated below investment grade (sometimes called junk bonds), including government securities as discussed below. The Fund may invest up to 5% of its assets (determined at time of purchase) in emerging markets. The Fund considers an "emerging country" to be any country except those in either the Citigroup Non-U.S. Dollar World Government Bond Index or the JP Morgan Government Bond Index Broad. It is anticipated that no more than 25% of the Fund's assets (determined at time of purchase) will be invested in corporate debt obligations under normal circumstances. The Fund may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Fund may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, United Kingdom and the United States.


The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days before changing this policy.

The Subadviser's approach in selecting investments for the Fund is oriented to country selection and is value driven. In selecting fixed income instruments for the Fund, the Subadviser identifies those countries' fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The Subadviser conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today's yield in each market and subtracts from it forecasted inflation for the next two years to identify value as a forward looking potential real yield. Comparisons of the values of different possible investments are then made. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation or even a zero allocation.

The Fund may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. For increased safety, the Fund currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. Government securities, the Fund may invest in securities guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States, such as Ginnie Mae. The Fund also may invest in securities issued by the U.S. Government or its agencies and instrumentalities such as Fannie Mae and Freddie Mac.

Currency considerations carry a special risk for a portfolio of international securities. The Subadviser uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging where currency is the U.S. dollar. Hedging and cross hedging may be used to identify value opportunities in the currency markets.

It is anticipated that the average weighted maturity of the Fund will be in the three- to 10-year range. If the Subadviser anticipates a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if the Subadviser anticipates a rising rate environment, the average weighted maturity may be shortened to less than three years.


The Fund may invest in derivative instruments, such as futures contracts. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The Fund may lend its securities to certain financial institutions to earn additional income.


The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the Fund's shares.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.


PRINCIPAL RISKS


Market Risk. Bond markets and the values of the securities owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.


Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower than market rates of interest, which could hurt the Fund's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The Fund's use of mortgage dollar rolls could cause the Fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.


Interest Rate Risk. The Fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. During periods when interest rates are low, the Fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the Fund's share price to fall. The longer the Fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The Fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund's share price to fall. Although the Fund invests primarily in investment-grade securities, the Fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Credit Risk of Certain U.S. Government Securities. The Fund invests in securities which are guaranteed by the full faith and credit of the U.S. Government. The Fund may also invest in securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the Fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund themselves.

Prepayment and Extension Risk. The Fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its Adviser and Subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Foreign government securities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Forward contracts on foreign currencies are not traded on exchanges; rather a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the Fund's account. The Fund is subject to the risk of a principal's failure, inability or refusal to perform with respect to such contracts.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

Non-Diversification Risk. The Fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES


The following table describes what you could expect to pay as a Fund investor. "Shareholder Fees" are charged to you directly by the Fund. "Annual Operating Expenses" are paid out of Fund assets, so their effect is included in the total return for each share class.



                                                                INSTITUTIONAL    SELECT    INVESTOR
                                                                -------------    ------    --------
FEE TABLE %
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A          N/A        N/A
Maximum Deferred Sales Charge (Load)........................         N/A          N/A        N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A          N/A        N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................        2.00%        2.00%      2.00%
Exchange Fee................................................         N/A          N/A        N/A



                                                                INSTITUTIONAL    SELECT    INVESTOR
                                                                -------------    ------    --------
ANNUAL OPERATING EXPENSES
Management Fees                                                      0.60%        0.60%      0.60%
Distribution and Shareholder Service (12b-1) Fees                    None         None       0.25%
Other Expenses b                                                     0.63%        0.71%      0.72%
                                                                    -----        -----      -----
Total Annual Fund Operating Expenses                                 1.23%        1.31%      1.57%
Less Fee Waiver and/or Expense Reimbursement c                      (0.48%)      (0.49%)    (0.47%)
                                                                    -----        -----      -----
Net Expenses                                                         0.75%        0.82%      1.10%
                                                                    =====        =====      =====



EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                                AFTER      AFTER
                                                                1 YEAR    3 YEARS
                                                                ------    -------
Institutional b                                                  $ 77      $293
Select b                                                         $ 84      $316
Investor b                                                       $112      $401


------------------------

a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.


b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional, Select and Investor classes when the operating expenses reach 0.75%, 0.82% and 1.10%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the then current limit (as stated in the Expense Limitation Agreement) during the respective year.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                      OTHER INTERNATIONAL EQUITY ACCOUNTS

Mondrian also serves as adviser to other international equity accounts (the "Other International Equity Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian International Equity Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian International Equity Fund may vary from the performance of the Other International Equity Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian International Equity Fund and has been adjusted to give effect to the annualized net expenses of the Investor Shares of the Laudus Mondrian International Equity Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other International Equity Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other International Equity Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other International Equity Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other International Equity Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Investor Shares of the Laudus Mondrian International Equity Fund, which has a higher expense ratio than the Select Shares and Institutional Shares.

The bar chart and table below show:

     - Changes in the Other International Equity Accounts' performance from year to year since inception; and
     - How the Other International Equity Accounts' average annual returns over one year, five years and since inception compare to those of a broad-based securities market index.

YEARLY PERFORMANCE (%)--OTHER INTERNATIONAL EQUITY ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INVESTOR SHARES)

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                               43.24%   19.39%   11.67%   31.38%    8.78%
             -10.09%  -10.23%
              2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

During all periods shown in the bar graph, the Other International Equity Accounts' highest quarterly return was 23.33%, for the quarter ended June 30, 2003, and their lowest quarterly return was -21%, for the quarter ended September 30, 2002.

PERFORMANCE TABLE
This table shows how the Other International Equity Accounts' performance compares with the returns of a broad-based securities market index.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007) 1

                                                                PAST ONE    PAST FIVE      SINCE
                                                                  YEAR        YEARS      INCEPTION
                                                                --------    ---------    ---------
Other International Equity Accounts (adjusted for the fees
  and expenses of Institutional Shares).....................      9.16%      22.66%       13.33% 3
Other International Equity Accounts (adjusted for the fees
  and expenses of Select Shares)............................      9.09%      22.57%       13.25% 3
Other International Equity Accounts (adjusted for the fees
  and expenses of Investor Shares)..........................      8.78%      22.24%       12.93% 3
MSCI EAFE (Net) Index 2.....................................     11.17%      21.59%        7.66% 4

------------------------
1 All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

2 Reflects dividends reinvested monthly, net of the withholding taxes and net of tax credit for foreigners not benefitting from any double taxation treaty. The Morgan Stanley Capital International Europe, Australasia, Far East (Net) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed countries, excluding the U.S. and Canada.

3  Inception: September 30, 2000.
4  From: September 30, 2000.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                          OTHER GLOBAL EQUITY ACCOUNTS

Mondrian also serves as adviser to other global equity accounts (the "Other Global Equity Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Global Equity Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN GLOBAL EQUITY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian Global Equity Fund may vary from the performance of the Other Global Equity Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Global Equity Fund and has been adjusted to give effect to the annualized net expenses of the Investor Shares of the Laudus Mondrian Global Equity Fund (as set forth in the Annual Fund Operating Expenses table, above). The majority of the Other Global Equity Accounts have not been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If all of the Other Global Equity Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the majority of the Other Global Equity Accounts were not subject to Subchapter M of the Internal Revenue Code. If all of the Other Global Equity Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Investor Shares of the Laudus Mondrian Global Equity Fund, which has a higher expense ratio than the Select Shares and Institutional Shares.

The bar chart and table below show:

     - Changes in the Other Global Equity Accounts' performance from year to year over the last ten calendar years; and
     - How the Other Global Equity Accounts' average annual returns over one year, five years, ten years and since inception compare to those of a broad-based securities market index.

YEARLY PERFORMANCE (%)--OTHER GLOBAL EQUITY ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INVESTOR SHARES)

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

              9.64%    5.66%    1.57%                     36.68%   18.04%    8.15%   26.42%    6.54%
                                        -9.43%   -12.95%
              1998     1999     2000     2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------
During all periods shown in the bar graph, the Other Global Equity Accounts' highest quarterly return was 21.08%, for the quarter ended June 30, 2003, and their lowest quarterly return was -18.97%, for the quarter ended September 30, 2002.

PERFORMANCE TABLE
This table shows how the Other Global Equity Accounts' performance compares with the returns of a broad-based securities market index.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007) 1

                                                                PAST ONE    PAST FIVE    PAST TEN      SINCE
                                                                  YEAR        YEARS       YEARS      INCEPTION
                                                                --------    ---------    --------    ---------
Other Global Equity Accounts (adjusted for the fees and
  expenses of Institutional Shares).........................     6.91%       19.05%       8.48%       10.77% 3
Other Global Equity Accounts (adjusted for the fees and
  expenses of Select Shares)................................     6.83%       18.96%       8.41%       10.69% 3
Other Global Equity Accounts (adjusted for the fees and
  expenses of Investor Shares)..............................     6.54%       18.64%       8.11%       10.39% 3
MSCI World (Net) Index 2....................................     9.04%       16.96%       7.00%        8.79% 4

------------------------
1 All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

2 Reflects dividends reinvested monthly, net of the withholding taxes and net of tax credit for foreigners not benefiting from any double taxation treaty. The Morgan Stanley Capital International World (MSCI) (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and is net of dividends and taxes. The MSCI World (Net) Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

3 Inception: March 31, 1991. During the period April 1991 to September 2004 this performance was achieved with US stock selection input from Mondrian's former affiliate, Delaware Investment Advisers ("DIA"). Mondrian had overall responsibility for the asset allocation decisions between the US and non-US portions of this composite. Shortly after the management buy out of Mondrain in September 2004, the services of DIA were no longer utilised in the constituent portfolio of this composite and the entire responsibility for US stock selection for this composite resided with Mondrian. From September 2004 to May 2007, the composite consisted only of a Mondrain sponsored limited partnership with no external investors.
4  From: March 31, 1991.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
              OTHER EMERGING MARKETS LARGE CAPITALIZATION ACCOUNTS

Mondrian also serves as adviser to other emerging markets large capitalization accounts (the "Other Emerging Markets Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Emerging Markets Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN EMERGING MARKETS FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian Emerging Markets Fund may vary from the performance of the Other Emerging Markets Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Emerging Markets Fund and has been adjusted to give effect to the annualized net expenses of the Investor Shares of the Laudus Mondrian Emerging Markets Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Emerging Markets Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Emerging Markets Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Emerging Markets Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Emerging Markets Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Investor Shares of the Laudus Mondrian Emerging Markets Fund, which has a higher expense ratio than the Select Shares and Institutional Shares.

The bar chart and table below show:

     - Changes in the Other Emerging Markets Accounts' performance from year to year since inception; and
     - How the Other Emerging Markets Accounts' average annual returns over one year, and since inception compare to those of a broad-based securities market index.

YEARLY PERFORMANCE (%)--OTHER EMERGING MARKETS ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INVESTOR SHARES)

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

             28.61%   26.14%
              2006     2007


         CALENDAR YEAR


During all periods shown in the bar graph, the Other Emerging Markets Accounts' highest quarterly return was 18.01%, for the quarter ended December 31, 2006, and their lowest quarterly return was -5.20%, for the quarter ended June 30, 2006.


PERFORMANCE TABLE
This table shows how the Other Emerging Markets Accounts' performance compares with the returns of a broad-based securities market index.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007) 1

                                                                PAST ONE      SINCE
                                                                  YEAR      INCEPTION
                                                                --------    ---------
Other Emerging Markets Accounts (adjusted for the fees and
  expenses of Institutional Shares).........................     26.57%      29.17% 3
Other Emerging Markets Accounts (adjusted for the fees and
  expenses of Select Shares)................................     26.49%      29.08% 3
Other Emerging Markets Accounts (adjusted for the fees and
  expenses of Investor Shares)..............................     26.14%      28.73% 3
MSCI Emerging Markets (Net) Index 2.........................     39.39%      37.83% 4

------------------------
1 All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

2 Reflects dividends reinvested monthly, net of the withholding taxes and net of tax credit for foreigners not benefitting from any double taxation treaty. The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 26 emerging market countries.

3  Inception: 12/1/2005.
4  From: 12/1/2005.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                   OTHER INTERNATIONAL FIXED INCOME ACCOUNTS


Mondrian also serves as adviser to other international fixed income accounts (the "Other International Fixed Income Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian International Fixed Income Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian International Fixed Income Fund may vary from the performance of the Other International Fixed Income Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian International Fixed Income Fund and has been adjusted to give effect to the annualized net expenses of the Investor Shares of the Laudus Mondrian International Fixed Income Fund (as set forth in the Annual Fund Operating Expenses table, above). The majority of the Other International Fixed Income Accounts have not been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If all of the Other International Fixed Income Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the majority of the Other International Fixed Income Accounts were not subject to Subchapter M of the Internal Revenue Code. If all of the Other International Fixed Income Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Investor Shares of the Laudus Mondrian International Fixed Income Fund, which has a higher expense ratio than the Select Shares and Institutional Shares.


The bar chart and table below show:

     - Changes in the Other International Fixed Income Accounts' performance from year to year over the last ten calendar years; and

     - How the Other International Fixed Income Accounts' average annual returns over one year, five years, ten years and since inception compare to those of a broad-based securities market index.


YEARLY PERFORMANCE (%)--OTHER INTERNATIONAL FIXED INCOME ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INVESTOR SHARES)

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

              9.08%                              26.11%   21.29%   13.58%             6.03%   10.28%
                      -5.96%   -0.97%   -1.98%                              -10.97%
              1998     1999     2000     2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------


During all periods shown in the bar graph, the Other International Fixed Income Accounts' highest quarterly return was 14.32%, for the quarter ended June 30, 2002, and their lowest quarterly return was -6.61%, for the quarter ended September 30, 2002.


PERFORMANCE TABLE
This table shows how the Other International Fixed Income Accounts' performance compares with the returns of a broad-based securities market index.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007) 1

                                                                PAST ONE    PAST FIVE    PAST TEN      SINCE
                                                                  YEAR        YEARS       YEARS      INCEPTION
                                                                --------    ---------    --------    ---------
Other International Fixed Income Accounts (adjusted for the
  fees and expenses of Institutional Shares)................     10.67%       7.85%        6.43%       7.33% 3
Other International Fixed Income Accounts (adjusted for the
  fees and expenses of Select Shares).......................     10.59%       7.78%        6.35%       7.26% 3
Other International Fixed Income Accounts (adjusted for the
  fees and expenses of Investor Shares).....................     10.28%       7.48%        6.06%       6.96% 3
Citigroup Non-USD World Government Bond Index 2.............     11.45%       7.54%        6.30%       6.12% 4

------------------------
1 All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
2 Reflects no deduction for fees, expenses or taxes. The Citigroup Non-USD World Government Bond Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
3  Inception: 10/1/1993.
4  From: 10/1/1993.

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

CSIM serves as the Funds' investment adviser and Mondrian serves as subadviser to the Funds.

In its capacity as subadviser, Mondrian provides day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises Mondrian and assumes other functions, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.


The Funds pay CSIM an advisory fee for these services on a monthly basis. The fee paid is based on a percentage of each Fund's average daily net assets. CSIM--and not the Funds--pays a portion of the advisory fees it receives to Mondrian in return for its services.



                                                                FIRST $1 BILLION    OVER $1 BILLION
                                                                ----------------    ---------------
International Equity Fund...................................         0.85%               0.80%
Global Equity Fund..........................................         0.85%               0.80%
Emerging Markets Fund.......................................         1.20%               1.15%
International Fixed Income Fund.............................         0.60%               0.60%



As described in the "Annual Fund Operating Expenses" tables in the sections entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until July 30, 2010, to limit the total annual operating expenses of the Funds. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Funds' expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.


INVESTMENT ADVISER AND SUBADVISER

The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds and Laudus Funds. As of June 30, 2008, CSIM managed 84 mutual funds and approximately $250 billion in assets.



Mondrian's address is Fifth Floor, 10 Gresham Street, London EC2V 7JD. Mondrian provides investment advisory services to a number of institutional investors. As of June 30, 2008, Mondrian managed $61.7 billion in assets.



A discussion regarding the basis for the Board's approval of the Funds' investment advisory and subadvisory agreements is available in the Funds' annual report dated March 31, 2008, for the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund. A discussion regarding the basis for the Board's approval of the Funds' investment and subadvisory agreements for the Laudus Mondrian International Equity Fund and Laudus Mondrian Global Equity Fund will be available in the Funds' annual and/or semiannual report.


PORTFOLIO MANAGEMENT


Elizabeth Desmond, Russell Mackie and Emma Lewis are responsible for the day-to-day management of the Laudus Mondrian International Equity Fund. Ms. Desmond has been with Mondrian since 1991, where she is currently Director and Chief Investment Officer--International Equities. Mr. Mackie has been with Mondrian since 1997, where he is currently a Senior Portfolio Manager on the European Equity Team. Ms. Lewis has been with Mondrian since 1995, where she is currently a Senior Portfolio Manager on Mondrian's Pacific Equity Team. Ms. Desmond is also the chair of the Equity Strategy Committee.



Nigel May, Brendan Baker and Andrew Porter are responsible for the day-to-day management of the Laudus Mondrian Global Equity Fund. Mr. May, ASIP, has been with Mondrian since 1991, where he is currently Director and Chief Investment Officer--Global Equities. Mr. May is an Associate of the CFA Society of the United Kingdom. Mr. Baker has been with Mondrian since 2001, where he is currently a Senior Portfolio Manager on the North American equity team. Mr. Porter has been with Mondrian since 2003, where he is currently a Portfolio Manager on the Pacific Equity team. Mr. May is the chair of the Global Strategy Committee and on the Equity Strategy Committee, while Mr. Baker and Mr. Porter are both active members of the Global Strategy Committee.



Andrew Miller and Ginny Chong are responsible for the day-to-day management of the Laudus Mondrian Emerging Markets Fund. Mr. Miller and Mrs. Chong have been with Mondrian since 2000, where both are currently Senior Portfolio Managers for the Global Emerging Markets team. Both are active members of the Global Emerging Markets Equity Investment Committee.



Christopher Moth and David Wakefield are responsible for the day-to-day management of the Laudus Mondrian International Fixed Income Fund. Mr. Moth has been with Mondrian since 1992, where he is a Director and Chief Investment Officer for Global Fixed Income and Currency. Mr. Moth also chairs the Global Fixed Income and Currency Committee meetings. Mr. Wakefield has been with Mondrian since 2001, where he is currently a Senior Portfolio Manager for the Global Fixed Income team and is an active member of the Global Fixed Income and Currency Committee.

The Statement of Additional Information (the "SAI") provides additional information about portfolio manager compensation, other accounts managed, and ownership of securities of the Funds.


DISTRIBUTOR

Institutional Shares, Select Shares and Investor Shares of the Funds are offered on a continuous basis through the Trust's principal underwriter, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.


Investor Class Shares of the Funds are subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of the Funds' Investor Shares' average daily net assets attributable thereto in accordance with a distributor and shareholder service plan (a "Distributor and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Shareholder Service Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Funds. The Distribution and Shareholder Service Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the applicable Fund. Although the Distributor acts as principal underwriter for Institutional Shares and Select Shares of the Funds, as noted below, the Funds pay no fees to the Distributor in connection with such shares under the Distribution and Shareholder Service Plan.



Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Funds to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.



CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Funds or their shareholders and may be substantial.


                                MULTIPLE CLASSES

As indicated previously, the Funds offer three classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The three classes of shares are Institutional Shares, Select Shares and Investor Shares. The following table sets forth basic investment and fee information for each class.


                                                                                                  ANNUAL
                                                                                               DISTRIBUTION
                                                                  MINIMUM                          AND
                                                                INITIAL FUND    SUBSEQUENT     SHAREHOLDER
NAME OF CLASS                                                   INVESTMENT*     INVESTMENT*    SERVICE FEE
-------------                                                   ------------    -----------    ------------
Institutional...............................................      $500,000         None            None
Select......................................................      $ 50,000         None            None
Investor....................................................      $    100         None            0.25%


------------------------
* Certain exceptions apply. See "Institutional Shares" and "Investor and Select Shares" below.

Please note that Intermediaries (as defined below) may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

INSTITUTIONAL SHARES
Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Institutional Shares, an investor must make an initial investment of at least $500,000 in the particular Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR AND SELECT SHARES

Investor and Select Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor and Select Shares, an investor must make an initial investment of at least $100 and $50,000, respectively, in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with the Funds to offer shares to their clients as part of various asset allocation programs. The minimum for Select Shares may also be waived for certain other investors, including directors, officers and employees of Charles Schwab and Mondrian. The Trustees have authorized the Trust to reimburse, out of the Investor and Select Class assets of the Funds, Intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares of the Funds an amount up to 0.15% of the average daily net assets of that class on an annual basis. In addition, as described above, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares of the Funds permits the Trust to reimburse, out of the Investor Class assets of the Funds, in an amount up to 0.25% of the average daily net assets of that class on an annual basis, Intermediaries that provide services in connection with the distribution of Investor Class shares of the Funds (see "Management of the Trust--Distributor").


GENERAL
Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Funds through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with a Fund, or the share price next calculated after a Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with a Fund. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.

INITIAL INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of a Fund may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum initial investment requirements.

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum initial investment requirements.

ADDITIONAL INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring federal funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate Intermediary prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date.


INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

Institutional Shares may be purchased in exchange for common stocks or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to CSIM's and the Subadviser's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.



A Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and the Subadviser believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.


Due to local restrictions, certain emerging markets may not permit in-kind transactions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a Fund's performance by disrupting the efficient management of the Fund, increasing Fund transaction costs and taxes, causing the Fund to maintain higher cash balances, and diluting the value of the Fund's shares.

In order to discourage market timing, each Fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by Fund shareholders. Each Fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the Funds' policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a Fund.

Although these methods are designed to discourage market timing, there can be no guarantee that a Fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each Fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of a Fund's long-term shareholders. Each Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

A Fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a Fund. Under these procedures, the Funds have requested that service providers to the Funds monitor transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that potentially could be detrimental to a Fund. If a Fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the Fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, each Fund or its service providers will work with the intermediary to monitor possible market timing activity. The Funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in a Fund. Transactions by Fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the Funds. The Funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary. The Funds will defer to an intermediary's policies only after the Funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a Fund and in a pattern of activity that potentially could be detrimental to the Fund. Shareholders should consult with the intermediary to determine if additional frequent trading restrictions apply to their Fund transactions.


The Funds reserve the right to restrict, reject or cancel, as permitted or required by law, within a reasonable time, without prior notice, any purchase or exchange order for any reason.


OTHER PURCHASE INFORMATION

An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares or Select Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program by making a minimum initial investment that satisfies the minimum investment amount for Investor Shares or Select Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.


For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC or other appropriate depository, prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

A note on mailing procedures: If two or more members of a household own the Funds, we economize on Fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be "householded", please call the Trust at 1-800-447-3332 or write to the Trust.

                         INDIVIDUAL RETIREMENT ACCOUNTS


Funds may be used to fund individual retirement accounts ("IRAs"). A special application must be completed in order to create such an account.

Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES


Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto.


As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds." Requests should be addressed to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b) any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address,
(2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE
Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Funds. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies. While the Funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.


The Funds reserve the right to redeem your shares in-kind in accordance with the Funds' procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds." Securities distributed by a Fund in-kind will be selected by the Subadviser, under CSIM's supervision, in light of each Fund's objective and generally will be a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.


The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

Due to local restrictions certain emerging markets may not permit in-kind transactions.

                        EXCHANGING AND CONVERTING SHARES

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of a Fund, including any class of shares, may be exchanged or converted into shares of any other Fund of the Trust, or class of shares. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about conversion limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. An exchange of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. A conversion between classes within a Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

Shareholders of the Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund. These Funds of the Trust are offered by a separate prospectus. Shareholders should obtain and read the prospectus for the Fund into which you are exchanging prior to placing your order.

EXCHANGE AND CONVERSION BY MAIL
To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE AND CONVERSION BY TELEPHONE
To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time. If an account no longer meets the balance requirements for a share class, the Trust may automatically convert the shares in the account to the appropriate class. A decline in account balance because of market movement may result in such a conversion. The Trust will notify the shareholder in writing before any conversion occurs.


                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The Funds are open for business each day that the NYSE is open. The Funds calculate their share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after a Fund receives a purchase or redemption request in good order.


In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by a Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.



When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security's amortized cost, which approximates the security's market value.



Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds' portfolios may change on days when it is not possible to buy or sell shares of the Funds.


                                 DISTRIBUTIONS


Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The Laudus Mondrian International Fixed Income Fund's policy is to declare and pay distributions of its dividends and interest quarterly, although it may do so less frequently. It is the policy of each Fund, other than Laudus Mondrian International Fixed Income Fund, to declare and pay distributions of its dividends and interest annually, although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations. The amount of any distribution will change and there is no guarantee the Funds will declare and pay dividend income or distribute a capital gain.


All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Funds intend to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by a Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, and wash sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION


The Funds may make various types of portfolio securities information available to shareholders. The Funds generally post on their website at www.laudus.com, in the "Analysis & Commentary" section, a detailed list of the securities held by each Fund (under "Portfolio Holdings"), as of the most recent calendar quarter-end. This list is generally updated within 30 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The Funds also post in this section of their website fund fact sheets containing certain summary portfolio attributes, including top ten holdings, approximately 20-30 days after the end of the calendar quarter. The Trust may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a Fund. Further, information regarding the Funds' policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Funds at 1-800-447-3332.



                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the financial performance of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund for the period of their operations. Financial highlights for the remaining funds will be shown in a future prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request.

                      (This page intentionally left blank)

Financial Statements



Financial Highlights as of 3/31/08



                                                     PER-SHARE DATA                              LESS DISTRIBUTIONS
                                  ----------------------------------------------------   ----------------------------------
                                  NET ASSET      NET                                     DISTRIBUTIONS   NET ASSET
                                  VALUE AT    INVESTMENT    NET REALIZED    TOTAL FROM     FROM NET      VALUE AT
                                  BEGINNING     INCOME     AND UNREALIZED   INVESTMENT    INVESTMENT      END OF     TOTAL
                                  OF PERIOD     (LOSS)     GAINS (LOSSES)   OPERATIONS      INCOME        PERIOD     RETURN
                                  ---------   ----------   --------------   ----------   -------------   ---------   ------
INTERNATIONAL FIXED INCOME FUND
INVESTOR SHARES
  For the period November 2
    2007 1 to March 31, 2008...    $10.00       $ 0.05         $ 1.27         $ 1.32        $(0.04)       $11.28     13.27% 2
SELECT SHARES
  For the period November 2
    2007 1 to March 31, 2008...     10.00         0.06           1.28           1.34         (0.05)        11.29     13.42 2
INSTITUTIONAL SHARES
  For the period November 2
    2007 1 to March 31, 2008...     10.00         0.07           1.27           1.34         (0.05)        11.29     13.42 2
EMERGING MARKETS FUND
INVESTOR SHARES
  For the period November 2
    2007 1 to March 31, 2008...    $10.00       $ 0.02         $(0.72)        $(0.70)       $(0.01)       $ 9.29     (6.98)% 2
SELECT SHARES
  For the period November 2
    2007 1 to March 31, 2008...     10.00         0.02          (0.70)         (0.68)        (0.01)         9.31     (6.75) 2
INSTITUTIONAL SHARES
  For the period November 2
    2007 1 to March 31, 2008...     10.00         0.02          (0.71)         (0.69)        (0.02)         9.29     (6.94) 2


------------------------

1  Commencement of operations.


2  Not annualized.


3  Annualized.


4 The ratio of net operating expenses would have been 1.80% if interest expense had not been included.


5 The ratio of net operating expenses would have been 1.52% if interest expense had not been included.

Financial Statements--Financial Highlights continued



                          RATIOS/SUPPLEMENTAL DATA
    --------------------------------------------------------------------
                                                           NET ASSETS
       NET        GROSS          NET        PORTFOLIO        END OF
    OPERATING   OPERATING    INVESTMENT     TURNOVER         PERIOD
    EXPENSES    EXPENSES    INCOME (LOSS)     RATE      ($ X 1,000,000)
    ---------   ---------   -------------   ---------   ----------------
      1.10% 3     1.57% 3       1.61% 3         1% 2        $    16
      0.82 3      1.31 3        1.89 3          1 2              20
      0.75 3      1.23 3        1.98 3          1 2              52
      1.82% 3,4   2.79% 3       0.89% 3        49% 2        $ 1,937
      1.54 3,5    2.74 3        0.69 3         49 2             760
      1.47 3,4    2.62 3        0.59 3         49 2          19,414

                      (This page intentionally left blank)

 PRIVACY POLICY

 THIS IS NOT PART OF THE PROSPECTUS

A COMMITMENT TO YOUR PRIVACY
At the Laudus Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Laudus Funds' commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. Our Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds' sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.
- TRANSACTION AND EXPERIENCE INFORMATION.
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

WEBSITE USAGE
When you visit our website, our systems may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE AND USE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Laudus Funds. We're committed to keeping your personal and financial information safe online. To enhance your security, Laudus Funds takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- using firewalls and encryption technology to protect personal information on our computer systems;
training our employees on privacy and security to properly handle personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:
- when using the Internet, keep your login ID and password confidential;
- keep your security software up-to-date and turned on;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.
If you suspect fraud or identity theft, the faster you act the better. Direct order Laudus Funds(R) shareholders should contact us at 1-800-447-3332.

GREATER ACCURACY MEANS BETTER PROTECTION

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Laudus Funds shareholders should contact us promptly by calling 1-800-447-3332. If you purchase Laudus Funds through a financial institution, please contact that financial institution.


A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, direct order Laudus Funds shareholders should contact us at clientcommunications@laudusfunds.com or call
1-800-447-3332.


(c) 2008 Laudus Funds. All rights reserved.

                                                             (LAUDUS FUNDS LOGO)

                                                COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-551-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Funds' website at www.laudus.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Funds or make shareholder inquiries, you may contact the Funds at:

Laudus Trust
P.O. Box 8032
Boston, Massachusetts 02266
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor Shares and Select Shares

LAUDUS TRUST

Investment Company Act File No. 811-5547

REG38764FLT-02 (7/2008)

PROSPECTUS
July 31, 2008                                                (LAUDUS FUNDS LOGO)


                                                 COMMAND PERFORMANCE TM


LAUDUS ROSENBERG U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
(Closed to new investors)
Laudus Rosenberg U.S. Small Capitalization Fund
(Closed to new investors)

Laudus Rosenberg Long/Short Equity Fund


(formerly, Laudus Rosenberg Value Long/Short Equity Fund)


LAUDUS ROSENBERG INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund
(Closed effective May 31, 2007)

ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
AXA Rosenberg Investment Management LLC

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.


Please see the inside back cover of this prospectus for important privacy policy information.


SHAREHOLDER SERVICES

1.866.452.8387 Select Shares

1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares
WWW.LAUDUS.COM

                               TABLE OF CONTENTS


                                                                PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS..................................      2

LAUDUS ROSENBERG FUNDS

  U.S. LARGE CAPITALIZATION FUND............................      3
  U.S. LARGE CAPITALIZATION GROWTH FUND.....................      5
  U.S. LARGE CAPITALIZATION VALUE FUND......................      7
  U.S. DISCOVERY FUND.......................................      9
  U.S. SMALL CAPITALIZATION FUND............................     12
  LONG/SHORT EQUITY FUND....................................     15
  INTERNATIONAL EQUITY FUND.................................     18
  INTERNATIONAL DISCOVERY FUND..............................     21
  INTERNATIONAL SMALL CAPITALIZATION FUND...................     24

FEES AND EXPENSES...........................................     27

PRINCIPAL RISKS.............................................     31

MANAGEMENT OF THE FUNDS.....................................     34

MULTIPLE CLASSES............................................     35

PURCHASING SHARES...........................................     36

INDIVIDUAL RETIREMENT ACCOUNTS..............................     39

REDEEMING SHARES............................................     39

EXCHANGING AND CONVERTING SHARES............................     41

HOW THE TRUST PRICES SHARES OF THE FUNDS....................     42

DISTRIBUTIONS...............................................     42

TAXES.......................................................     42

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION..............     43

FINANCIAL HIGHLIGHTS........................................     43

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:

     -  Laudus Rosenberg U.S. Large Capitalization Fund
     -  Laudus Rosenberg U.S. Large Capitalization Growth Fund
     -  Laudus Rosenberg U.S. Large Capitalization Value Fund
     -  Laudus Rosenberg U.S. Discovery Fund
     -  Laudus Rosenberg U.S. Small Capitalization Fund

     -  Laudus Rosenberg Long/Short Equity Fund

     -  Laudus Rosenberg International Equity Fund
     -  Laudus Rosenberg International Discovery Fund
     -  Laudus Rosenberg International Small Capitalization Fund

(each, a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Funds.


This section also contains a summary of each Fund's principal risks. The principal risks of each Fund are identified and more fully discussed in "Principal Risks". Please be sure to read this additional information BEFORE you invest.

                LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

TICKER SYMBOLS
Investor Shares: AXLVX

Select Shares*: AXLIX


INVESTMENT OBJECTIVE
The Fund seeks a total return (capital appreciation and current income) greater than that of the Russell 1000(R) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies") and will generally exhibit a "core" or "blend" style of investing. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 1000(R) Index, a widely used index of approximately one thousand large- and mid-capitalization U.S. companies. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.



AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its Russell 1000(R) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may vary depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.


*  Formerly known as Institutional Shares.

Investments in Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks".


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

             25.40%   11.81%   11.29%   14.47%    7.93%
              2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was -8.71%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 14.49%, for the quarter ended June 30, 2003, and its lowest quarterly return was -2.47%, for the quarter ended March 31, 2003.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                                           SINCE         SINCE
                                                                                         INCEPTION     INCEPTION
                                                                                         OF SELECT    OF INVESTOR
                                                                PAST ONE    PAST FIVE     SHARES        SHARES
                                                                  YEAR        YEARS      (6/19/02)     (7/31/02)
                                                                --------    ---------    ---------    -----------
Select Shares*
  Return Before Taxes.......................................     7.93%       14.03%        9.41%           --
  Return After Taxes on Distributions.......................     4.37%       12.77%        8.28%           --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     7.57%       12.02%        7.92%           --
Investor Shares.............................................     7.67%       13.67%          --         11.69%
Russell 1000(R) Index**.....................................     5.77%       13.43%        8.97%        11.71%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Reflects no deduction for fees, expenses or taxes.

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND


TICKER SYMBOLS
Investor Shares: REFIX

Select Shares*: REDIX


INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return (capital appreciation and current income) of the Russell 1000(R) Growth Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in U.S. markets ("U.S. Large Capitalization Companies") and will generally exhibit a "growth" style of investing. In selecting securities for the Fund, AXA Rosenberg will seek to match the capitalization profile of the Russell 1000(R) Growth Index, a widely used index of approximately one thousand large- and mid-capitalization U.S. companies. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Growth Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.



AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its Russell 1000(R) Growth Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. Since the benchmark Russell 1000(R) Growth Index has a "growth" style or orientation, the Fund will also exhibit this "growth" style or orientation. In addition, while the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.


*  Formerly known as Institutional Shares.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks".


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.


                                  YEARLY PERFORMANCE


                                  (BAR CHART)
ANNUAL RETURN (%)

                               26.22%    7.65%    8.10%    8.20%   13.88%
             -10.13%  -18.94%
              2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was -7.45%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 14.12%, for the quarter ended June 30, 2003, and its lowest quarterly return was -15.97%, for the quarter ended September 30, 2002.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                            OF SELECT        OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS          (6/7/00)         (8/15/03)
                                                                --------    ---------    ----------------    -----------
Select Shares*
  Return Before Taxes.......................................     13.88%      12.60%            1.71%              --
  Return After Taxes on Distributions.......................     12.92%      12.35%            1.95%              --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     10.26%      11.02%            1.37%              --
Investor Shares.............................................     13.50%         --               --            11.22%
Russell 1000(R) Growth Index**..............................     11.81%      12.10%           -2.68%           10.17%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Reflects no deduction for fees, expenses or taxes.

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

TICKER SYMBOLS
Investor Shares: LCVJX

Select Shares*: LLCVX


INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investing in large capitalization value stocks.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies") and will generally exhibit a "value" style of investing. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 1000(R) Value Index, a widely used index of large-capitalization U.S. companies. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.



AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 1000(R) Value Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. Since the benchmark Russell 1000(R) Value Index has a "value" style or orientation, the Fund will also exhibit this "value" style or orientation. In addition, the Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. Other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


*  Formerly known as Institutional Shares.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks".


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+


This chart provides some indication of the risks of investing in the Fund by showing the Fund's performance from year to year.



                                  YEARLY PERFORMANCE


                                  (BAR CHART)
ANNUAL RETURN (%)

             17.93%    5.21%
              2006     2007


         CALENDAR YEAR

------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was -7.52%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 7.86%, for the quarter ended December 31, 2006, and its lowest quarterly return was -2.57%, for the quarter ended December 31, 2007.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                                 SINCE
                                                                PAST ONE       INCEPTION
                                                                  YEAR          (5/2/05)
                                                                --------    ----------------
Select Shares*
  Return Before Taxes.......................................      5.21%          13.60%
  Return After Taxes on Distributions.......................      2.92%          12.09%
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      5.86%          11.41%
Investor Shares.............................................      5.01%          13.29%
Russell 1000(R) Value Index**...............................     -0.17%          11.06%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Value
   Index is the Fund's benchmark and is an unmanaged, weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                            (closed to new investors)

TICKER SYMBOLS
Investor Shares: RDIVX

Select Shares*: RDISX


INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2500 TM Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of small and mid capitalization companies that are traded principally in the markets of the United States ("U.S. Small/Mid Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2500 TM Index, a widely used index of small- and mid-capitalization U.S. companies. The definition of U.S. Small/Mid Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 2500 TM Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small/Mid Capitalization Companies.



Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small/Mid Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."



AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 2500 TM Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.


*  Formerly known as Institutional Shares.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks".


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)

ANNUAL RETURN (%)

                      41.41%   18.65%    9.09%   13.24%    2.18%
             -3.95%
              2002     2003     2004     2005     2006     2007


         CALENDAR YEAR


------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was 0.17%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 18.32%, for the quarter ended June 30, 2002, and its lowest quarterly return was -13.22%, for the quarter ended September 30, 2002.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                            OF SELECT        OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS          (9/4/01)         (10/3/01)
                                                                --------    ---------    ----------------    -----------
Select Shares*
  Return Before Taxes.......................................      2.18%      16.19%           12.34%              --
  Return After Taxes on Distributions.......................      0.97%      15.64%           11.89%              --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      2.96%      14.21%           10.82%              --
Investor Shares.............................................      1.78%      15.80%              --            13.28%
Russell 2500 TM Index**....................................      1.38%      16.99%           10.55%           12.73%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Reflects no deduction for fees, expenses or taxes.

                LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
                           (closed to new investors)

TICKER SYMBOLS
Investor Shares: BRSCX

Select Shares*: USCIX

Adviser Shares: LIFUX

INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2000(R) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of smaller companies that are traded principally in the markets of the United States ("U.S. Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2000(R) Index, a widely used index of approximately two thousand small capitalization U.S. companies. The definition of U.S. Small Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 2000(R) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small Capitalization Companies.



Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."



AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 2000(R) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may, from time to time, produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.


* Formerly known as Institutional Shares.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with relatively small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or large or mid cap stocks, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks".


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                      15.00%    5.19%   10.73%            40.51%   20.18%    3.54%   11.37%
             -4.03%                              -5.47%                                       -1.77%
              1998     1999     2000     2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was -5.38%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 17.26%, for the quarter ended June 30, 2003, and its lowest quarterly return was -17.82%, for the quarter ended September 30, 1998.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                PAST ONE    PAST FIVE    PAST TEN
                                                                  YEAR        YEARS       YEARS
                                                                --------    ---------    --------
Select Shares*
  Return Before Taxes.......................................     -1.77%      13.85%        8.79%
  Return After Taxes on Distributions.......................     -4.29%      12.00%        7.57%
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      2.03%      12.07%        7.56%
Investor Shares.............................................     -2.16%      13.46%        8.45%
Adviser Shares..............................................     -2.06%      13.55%        8.54%
Russell 2000(R) Index**.....................................     -1.57%      16.25%        7.08%


------------------------

* After-tax returns are shown for Select Shares only and will vary for shares of the other classes of the Fund because those classes have higher expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Reflects no deduction for fees, expenses or taxes.

                    LAUDUS ROSENBERG LONG/SHORT EQUITY FUND


TICKER SYMBOLS
Investor Shares: BRMIX

Select Shares*: BMNIX


INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price.



AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. The actual dollar amounts the Fund invests in long and short positions will be determined by AXA Rosenberg. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on its performance. The Fund may achieve a positive return if the securities in the Fund's long portfolio increase in value more than the securities underlying its short positions, each taken as a whole.



The Fund seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested in stocks of all capitalizations. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.



AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two proprietary stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.



The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income rather than long-term capital gain distributions.


For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.


* Formerly known as Institutional Shares.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.


Market Risk. There is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.


Risk of Short Sales. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.


Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.



For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks".

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                                        11.58%   28.31%             2.77%    6.52%    1.55%    4.22%
             -0.71%   -11.41%  -3.61%                     -6.26%
              1998     1999     2000     2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was 1.13%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 25.13%, for the quarter ended September 30, 2001, and its lowest quarterly return was -12.12%, for the quarter ended December 31, 2001.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                PAST ONE    PAST FIVE    PAST TEN
                                                                  YEAR        YEARS       YEARS
                                                                --------    ---------    --------
Select Shares*
  Return Before Taxes.......................................     4.22%        1.66%       2.80%
  Return After Taxes on Distributions.......................     3.27%        1.31%       2.01%
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     2.90%        1.25%       1.90%
Investor Shares.............................................     3.73%        1.33%       2.47%
3-Month U.S. Treasury Bills**...............................     4.77%        3.12%       3.71%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

TICKER SYMBOLS
Investor Shares: RIEIX

Select Shares*: REQIX


INVESTMENT OBJECTIVE

The Fund seeks a total return (capital appreciation and current income) greater than that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index"). In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in the equity securities of large foreign companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of large foreign companies. Although the Fund invests primarily in securities of the companies included in the MSCI-EAFE Index, it may invest up to 40% of its assets in the securities of companies which are not part of the MSCI-EAFE Index but which have characteristics (such as industry classification and country of domicile) similar to those of companies included in the MSCI-EAFE Index.

The MSCI-EAFE Index is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income.

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world. The Fund will typically invest in approximately 21 different countries across three regions: Europe, the Far East and Australia. Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its MSCI-EAFE Index benchmark with respect to characteristics such as market capitalization, country and industry weightings, and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.


*  Formerly known as Institutional Shares.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks".


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                               36.30%   18.94%   14.02%   24.29%    6.85%
             -19.98%  -11.96%
              2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------

+ For the period between December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was -6.67%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 18.71%, for the quarter ended June 30, 2003, and its lowest quarterly return was -19.83%, for the quarter ended September 30, 2002.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                            OF SELECT        OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS          (6/7/00)         (12/5/00)
                                                                --------    ---------    ----------------    -----------
Select Shares*
  Return Before Taxes.......................................      6.85%      19.67%           6.07%               --
  Return After Taxes on Distributions.......................      5.08%      19.14%           5.41%               --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      6.07%      17.40%           4.99%               --
Investor Shares.............................................      6.43%      19.30%             --              7.77%
MSCI-EAFE Index**...........................................     11.63%      22.08%           6.34%             8.77%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Reflects no deduction for fees, expenses or taxes.

                 LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

TICKER SYMBOLS
Investor Shares: LIDIX

Select Shares*: LIDSX


INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of companies that are traded in markets outside the United States. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies based in developed international and emerging markets.

The S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index, which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in international developed and emerging market countries other than the United States. It is currently expected that the Fund will invest across five regions: North America, excluding the United States, (developed); Latin America (emerging); Europe (developed and emerging); Asia-Pacific (developed and emerging); and the Middle East/Africa (emerging). Under normal market circumstances, the Fund's investments will involve securities principally traded in approximately 40-50 different countries, although, under certain investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not invest in securities of U.S. issuers traded on U.S. securities markets.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the approximately 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

Although the name of the Fund is similar to that of the Laudus Rosenberg U.S. Discovery Fund, the Fund and the Laudus Rosenberg U.S. Discovery Fund have different investment objectives and different investment strategies.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.


*  Formerly known as Institutional Shares.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid-cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging Market Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks."

PERFORMANCE INFORMATION


The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.



YEARLY PERFORMANCE (%)--SELECT SHARES+


This chart provides some indication of the risks of investing in the Fund by showing the Fund's performance for the past year.



                                  YEARLY PERFORMANCE


                                  (BAR CHART)
ANNUAL RETURN (%)

             12.29%
              2007


         CALENDAR YEAR

------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares (formerly known as Institutional Shares) was -4.20%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 8.30%, for the quarter ended June 30, 2007, and its lowest quarterly return was -4.53%, for the quarter ended December 31, 2007.



PERFORMANCE TABLE


This table shows how the Fund's performance compares with the returns of a broad-based securities market index.



      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                                 SINCE
                                                                PAST ONE       INCEPTION
                                                                  YEAR        (5/31/2006)
                                                                --------    ----------------
Select Shares*
  Return Before Taxes.......................................     12.29%          17.34%
  Return After Taxes on Distributions.......................     10.88%          16.30%
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      8.39%          14.37%
Investor Shares.............................................     11.91%          16.99%
S&P/Citigroup Global ex US Broad Market Index, $2-10 Billion
  Cap Range**...............................................     16.23%          21.09%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Reflects no deduction for fees, expenses or taxes.

            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

This Fund was closed to all investors effective May 31, 2007 except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007 and through reinvestment of dividends and capital gains.

TICKER SYMBOLS
Investor Shares: RISIX

Select Shares*: ICSIX


INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup World ex-U.S. Extended Market Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of smaller companies that are traded principally in markets outside the United States ("International Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P/Citigroup World ex-U.S. Extended Market Index, a widely used index of small capitalization non-U.S. companies. The definition of International Small Capitalization Companies may change from time to time to correspond with the capitalization range of companies included in the S&P/Citigroup World ex-U.S. Extended Market Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of International Small Capitalization Companies.


The S&P/Citigroup World ex-U.S. Extended Market Index is a global equity index of non-U.S. small and mid cap companies that includes 25 developed countries. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income. Investments in securities of International Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately 25 different countries across three regions: Europe, the Pacific and North America (excluding the United States). Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its S&P/Citigroup World ex-U.S. Extended Market Index benchmark with respect to characteristics such as market capitalization, country and industry weightings, and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may, from time to time, produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.


*  Formerly known as Institutional Shares.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or large or mid cap stocks, for instance--the Fund's performance also will lag those investments.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to "Principal Risks."

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--SELECT SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE


                                  (BAR CHART)



ANNUAL RETURN (%)

              4.12%   24.67%    5.11%             3.78%   57.22%   32.04%   22.52%   27.88%    0.95%
                                        -18.41%
              1998     1999     2000     2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR


------------------------

+ For the period December 31, 2007 through June 30, 2008, the aggregate
  (non-annualized) total pre-tax return of Select Shares formerly known as Institutional Shares was -3.15%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 21.72%, for the quarter ended June 30, 2003, and its lowest quarterly return was -18.39%, for the quarter ended September 30, 1998.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)



                                                                PAST ONE    PAST FIVE    PAST TEN
                                                                  YEAR        YEARS       YEARS
                                                                --------    ---------    --------
Select Shares*
  Return Before Taxes.......................................      0.95%      26.84%       14.26%
  Return After Taxes on Distributions.......................     -2.30%      24.93%       12.51%
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      3.17%      23.41%       11.87%
Investor Shares.............................................      0.58%      26.42%       13.89%
S&P/Citigroup World ex-U.S. Extended Market Index**.........      7.32%      27.41%       12.54%


------------------------

* After-tax returns are shown for Select Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Reflects no deduction for fees, expenses or taxes. The S&P/Citigroup World ex-U.S. Extended Market Index is a global equity index of non-U.S. small and mid cap companies. The Index includes 25 developed countries: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Slovenia, South Korea, Spain, Sweden, Switzerland, and the United Kingdom.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND


                                                                SELECT    INVESTOR    ADVISER
                                                                ------    --------    -------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............     N/A        N/A         N/A
Maximum Deferred Sales Charge (Load)........................     N/A        N/A         N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................     N/A        N/A         N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................    2.00%      2.00%       2.00%
Exchange Fee................................................     N/A        N/A         N/A


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                              ANNUAL OPERATING EXPENSES
-------------------------------------------------------------------------------------
                                                          SELECT   INVESTOR   ADVISER
                                                          ------   --------   -------
Management Fees                                            0.90%     0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees          None      0.25%     None
Other Expenses
  Service Fee                                              None      None      0.25%
  Remainder of Other Expenses                              0.06%     0.17%     0.06%
                                                           ----      ----      ----
Total                                                      0.06%     0.17%     0.31%
                                                           ----      ----      ----
Total Annual Fund Operating Expenses b                     0.96%     1.32%     1.21%
                                                           ====      ====      ====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $ 98      $306       $581       $1,178
Investor                  $134      $418       $723       $1,590
Adviser                   $123      $384       $665       $1,466


------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

b Fees are not currently being waived. Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 1.14% and 1.44%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION, U.S. LARGE CAPITALIZATION GROWTH, U.S. LARGE CAPITALIZATION VALUE, U.S. DISCOVERY, LONG/SHORT EQUITY, INTERNATIONAL EQUITY, INTERNATIONAL SMALL CAPITALIZATION, AND INTERNATIONAL DISCOVERY FUNDS



                                                                SELECT    INVESTOR
                                                                ------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............     N/A        N/A
Maximum Deferred Sales Charge (Load)........................     N/A        N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................     N/A        N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................    2.00%      2.00%
Exchange Fee                                                     N/A        N/A


------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND                 ------    --------
Management Fees                                                  0.75%      0.75%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses                                                   0.26%      0.40%
                                                                 ----      -----
Total Annual Fund Operating Expenses                             1.01%      1.40%
Less Fee Waiver/Expense Reimbursement b                         (0.17%)    (0.26%)
                                                                 ----      -----
Net Expenses                                                     0.84%      1.14%
                                                                 ====      =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $ 86      $287       $524       $1,205
Investor                  $116      $391       $715       $1,633


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 0.84% and 1.14%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND          ------    --------
Management Fees                                                  0.75%      0.75%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses                                                   0.27%      0.40%
                                                                 ----      -----
Total Annual Fund Operating Expenses                             1.02%      1.40%
Less Fee Waiver/Expense Reimbursement b                         (0.18%)    (0.26%)
                                                                 ----      -----
Net Expenses                                                     0.84%      1.14%
                                                                 ====      =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $ 86      $288       $527       $1,214
Investor                  $116      $391       $715       $1,633


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 0.84% and 1.14%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND           ------    --------
Management Fees                                                  0.75%      0.75%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses                                                   2.13%      2.28%
                                                                 ----      -----
Total Annual Fund Operating Expenses                             2.88%      3.28%
Less Fee Waiver/Expense Reimbursement b                         (2.04%)    (2.14%)
                                                                 ----      -----
Net Expenses                                                     0.84%      1.14%
                                                                 ====      =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $ 86      $491      $1,143      $2,897
Investor                  $116      $594      $1,326      $3,270


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 0.84% and 1.14%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG U.S. DISCOVERY FUND                            ------    --------
Management Fees                                                  0.90%      0.90%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses                                                   0.06%      0.19%
                                                                 ----       ----
Total Annual Fund Operating Expenses b                           0.96%      1.34%
                                                                 ====       ====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $ 98      $306       $531       $1,178
Investor                  $136      $425       $734       $1,613


------------------------

b Fees are not currently being waived. Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 1.14% and 1.44%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG LONG/SHORT EQUITY FUND                         ------    --------
Management Fees                                                  1.50%      1.50%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                     1.40%      1.40%
  Remainder of Other Expenses                                    0.19%      0.15%
                                                                 ----      -----
Total                                                            1.59%      1.55%
                                                                 ----      -----
Total Annual Fund Operating Expenses                             3.09%      3.30%
Less Fee Waiver/Expense Reimbursement b                                    (0.01%)
                                                                 ----      -----
Net Expenses                                                     3.09%      3.29%
                                                                 ====      =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $312     $  954     $1,620      $3,402
Investor                  $332     $1,014     $1,719      $3,587


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 1.74% and 2.04%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND                      ------    --------
Management Fees                                                  0.85%      0.85%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses                                                   0.38%      0.59%
                                                                 ----      -----
Total Annual Fund Operating Expenses                             1.23%      1.69%
Less Fee Waiver/Expense Reimbursement b                         (0.11%)    (0.29%)
                                                                 ----      -----
Net Expenses                                                     1.12%      1.40%
                                                                 ====      =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $114      $368       $654       $1,469
Investor                  $143      $475       $862       $1,948


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 1.12% and 1.40%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND                   ------    --------
Management Fees                                                  1.00%      1.00%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses                                                   0.54%      0.56%
                                                                 ----      -----
Total Annual Fund Operating Expenses                             1.54%      1.81%
Less Fee Waiver/Expense Reimbursement b                         (0.19%)    (0.16%)
                                                                 ----      -----
Net Expenses                                                     1.35%      1.65%
                                                                 ====      =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $137      $448       $803       $1,801
Investor                  $168      $538       $949       $2,100


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 1.35% and 1.65%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                            ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                                                SELECT    INVESTOR
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND        ------    --------
Management Fees                                                  0.96%      0.96%
Distribution and Shareholder Service (12b-1) Fees                None       0.25%
Other Expenses                                                   0.13%      0.24%
                                                                 ----       ----
Total Annual Fund Operating Expenses b                           1.09%      1.45%
                                                                 ====       ====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Select                    $111      $347       $601       $1,329
Investor                  $148      $459       $792       $1,735


------------------------

b Fees are not currently being waived. Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Select and Investor classes when the operating expenses reach 1.49% and 1.79%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                                PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional risks because the types of investments made by the Funds can change over time.

PRINCIPAL RISKS BY FUND

                                                              LARGE- OR                SMALL
                                                              LARGE- AND               AND/OR
                                                  FOREIGN      MID-SIZE    EMERGING   MID-SIZE
                                    INVESTMENT   INVESTMENT    COMPANY      MARKET    COMPANY    CURRENCY   MANAGEMENT
                                       RISK         RISK         RISK        RISK       RISK       RISK        RISK
                                    ----------   ----------   ----------   --------   --------   --------   ----------
Laudus Rosenberg U.S. Large
 Capitalization Fund...............     X                         X                                             X
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund........     X                         X                                             X
Laudus Rosenberg U.S. Large
 Capitalization Value Fund.........     X                         X                                             X
Laudus Rosenberg U.S. Discovery
 Fund..............................     X                                                X                      X
Laudus Rosenberg U.S. Small
 Capitalization Fund...............     X                                                X                      X
Laudus Rosenberg Long/Short Equity
 Fund..............................     X                         X                      X          X           X
Laudus Rosenberg International
 Equity Fund.......................     X            X            X                                 X           X
Laudus Rosenberg International
 Discovery Fund....................     X            X                        X          X          X           X
Laudus Rosenberg International
 Small Capitalization Fund.........     X            X                                   X          X           X

                                       RISK OF
                                     INVESTMENTS
                                     IN EXCHANGE-   RISK OF
                                        TRADED       SHORT    MARKET
                                        FUNDS        SALES     RISK
                                     ------------   -------   ------
Laudus Rosenberg U.S. Large
 Capitalization Fund...............       X
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund........       X
Laudus Rosenberg U.S. Large
 Capitalization Value Fund.........       X
Laudus Rosenberg U.S. Discovery
 Fund..............................       X
Laudus Rosenberg U.S. Small
 Capitalization Fund...............       X
Laudus Rosenberg Long/Short Equity
 Fund..............................       X            X        X
Laudus Rosenberg International
 Equity Fund.......................       X
Laudus Rosenberg International
 Discovery Fund....................       X
Laudus Rosenberg International
 Small Capitalization Fund.........       X



Investment Risk. An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. This risk is significant for all Funds. The Laudus Rosenberg Long/Short Equity Fund is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds.



Foreign (Including European) Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates and exchange control regulations (including limitations on currency movements and exchanges) and will generally be greater for investments in less developed countries. A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund.



Large or Large- and Mid-Size Company Risk. Stocks of both large- and mid-size companies tend to go in and out of favor based on market and economic conditions. However, stocks of mid cap companies tend to be more volatile than those of large cap companies because mid cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large and mid cap U.S. stocks fall behind other types of investments--bonds or stocks of small-size companies--a Fund's performance also will lag those investments. Large cap risk is particularly significant for the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Large Capitalization Value Fund, the Laudus Rosenberg Long/Short Equity Fund, and Laudus Rosenberg International Equity Fund.



Emerging Market Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries. This risk is particularly significant for the Laudus Rosenberg International Discovery Fund.

Small and/or Mid-Size Company Risk. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--a Fund's performance also will lag those investments. This risk is particularly significant for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg Long/Short Equity Fund and the Laudus Rosenberg International Discovery Fund.


Currency Risk. Investments in securities denominated in and/or receiving revenues in foreign currencies (including the Euro) are subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund.

Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds.


The Laudus Rosenberg Long/Short Equity Fund will lose money if AXA Rosenberg fails to purchase, sell or sell short different stocks such that the securities in the Fund's long portfolio, in the aggregate, increase in value more than the securities underlying the Fund's short positions. Management risk is heightened for the Fund because AXA Rosenberg could make poor stock selections for both the long and the short portfolio. Also, AXA Rosenberg may fail to construct a portfolio for the Fund that has limited exposure to general equity market risk or that has limited exposure to specific industries (in the case of the Laudus Rosenberg Value Long/Short Equity Fund), specific capitalization ranges and certain other risk factors.


Risk of Investments in Exchange-Traded Funds. The Funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.


Risk of Short Sales. When AXA Rosenberg believes that a security is overvalued, it may cause the Laudus Rosenberg Long/Short Equity Fund to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security at a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.



While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender (which cannot fall below zero). By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and that price may rise indefinitely. Short sales also involve other costs. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, costs and expenses it is required to pay in connection with the short sale. In addition, if the Fund enters into a short sale against the box, it may be a taxable event with respect to the shorted position.

Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. The Fund will make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of such Fund's net assets.



Market Risk. There is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general stock market movements, capitalization or other risk factors.

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

CSIM serves as the Funds' investment adviser and AXA Rosenberg serves as subadviser to the Funds.

In its capacity as subadviser, AXA Rosenberg provides day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM--and not the Funds--pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.


The following table shows the advisory fees, after waivers and/or reimbursements and/or recoupment, paid by the Funds to CSIM for the fiscal year ended March 31, 2008, and what percentage of the average daily net assets of each such Fund those fees represent.



                                                                PERCENTAGE OF AVERAGE
FUND                                                              DAILY NET ASSETS
----                                                            ---------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............            0.74%
Laudus Rosenberg U.S. Large Capitalization Growth Fund......            0.73%
Laudus Rosenberg U.S. Large Capitalization Value Fund.......            0.00%
Laudus Rosenberg U.S. Discovery Fund........................            0.90%
Laudus Rosenberg U.S. Small Capitalization Fund.............            0.89%
Laudus Rosenberg Long/Short Equity Fund.....................            1.50%
Laudus Rosenberg International Equity Fund..................            0.84%
Laudus Rosenberg International Discovery Fund...............            0.81%
Laudus Rosenberg International Small Capitalization Fund....            0.96%



As described in the "Annual Fund Operating Expenses" tables in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until July 30, 2010, to limit the total annual operating expenses of each Fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.


INVESTMENT ADVISER AND SUBADVISER

The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds and Laudus Funds. As of June 30, 2008, CSIM managed 84 mutual funds and approximately $250 billion in assets.



AXA Rosenberg is the Funds' subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors. As of June 30, 2008, AXA Rosenberg subadvised 20 mutual funds and approximately $120 billion in assets.



A discussion regarding the basis for the Board's approval of the Funds' investment advisory and subadvisory agreements is available in the Funds' semi-annual report dated September 30, 2007, which covers the period April 1, 2007 to September 30, 2007.


PORTFOLIO MANAGEMENT
Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day portfolio management operations of the Funds.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The Statement of Additional Information (the "SAI") provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Funds.

DISTRIBUTOR

Select Shares, Adviser Shares (for the Laudus Rosenberg U.S. Small Capitalization Fund only) and Investor Shares of each Fund are offered on a continuous basis through the Trust's principal underwriter, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.



Investor Class Shares of the Trust are subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of each Fund's Investor Shares' average daily net assets attributable thereto in accordance with a distributor and shareholder service plan (a "Distributor and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Shareholder Service Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust. The Distribution and Shareholder Service Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the applicable Fund. Although the Distributor acts as principal underwriter for Select and Adviser Shares of the Funds, as noted below, the Funds pay no fees to the Distributor in connection with such shares under the Distribution and Shareholder Service Plan. However, the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund are subject to an annual servicing fee under a separate servicing plan described below.


Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Under a service plan (the "Service Plan") adopted by the Trustees, the Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund (the Distributor or such other entity is referred to herein as a "Servicing Agent" when acting in such capacity). The Service Plan provides for compensation up to 0.25% of the Adviser Shares' average daily net assets on an annual basis to be paid to Servicing Agents (the "Servicing Fees"). See the "Multiple Classes--Adviser Shares" section below for further information.

CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Funds or their shareholders and may be substantial.

                                MULTIPLE CLASSES


As indicated previously, the Funds (other than the Laudus Rosenberg U.S. Small Capitalization Fund) offer two classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The two classes of shares are Select Shares (formerly known as Institutional Shares) and Investor Shares. The Laudus Rosenberg U.S. Small Capitalization Fund (currently closed to new investors) offers three classes of shares to investors: Investor Shares, Select Shares (formerly known as Institutional Shares) and Adviser Shares. The following table sets forth basic investment and fee information for each class.



                                                                                                                   ANNUAL
                                                                                                                DISTRIBUTION
                                                                   MINIMUM                                          AND
                                                                 INITIAL FUND     SUBSEQUENT       ANNUAL       SHAREHOLDER
NAME OF CLASS                                                    INVESTMENT*      INVESTMENT*    SERVICE FEE    SERVICE FEE
-------------                                                   --------------    -----------    -----------    ------------
Investor....................................................    $          100        None          None            0.25%
Select......................................................    $       50,000        None          None            None
Adviser.....................................................    $      100,000      $1,000          0.25%           None


------------------------

*  Certain exceptions apply. See "Select Shares" and "Investor Shares" below.


Please note that Intermediaries (as defined below) may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

SELECT SHARES


Select Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Select Shares, an investor must make an initial investment of at least $50,000 in the particular Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. The minimum may also be waived for certain other investors, including directors, officers and employees of Charles Schwab and AXA Rosenberg. Select Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.


INVESTOR SHARES
Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $100 in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with a Fund to offer shares to their clients as part of various asset allocation programs. The Trustees have authorized the Trust to reimburse, out of the Investor Class assets of the Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class shares of a Fund an amount up to 0.15% of the average daily net assets of that class on an annual basis. In addition, as described above, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares permits the Trust to reimburse, out of the Investor Class assets of a Fund, in an amount up to 0.25% of the average daily net assets of that class on an annual basis, financial intermediaries that provide services in connection with the distribution of Investor Class shares of the Fund (see "Management of the Trust--Distributor").

ADVISER SHARES
Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund may be purchased solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust's Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for investment management or administrative services. In order to be eligible to purchase Adviser Shares, a broker-dealer or other financial adviser must make an initial investment of at least $100,000 of its client's assets in the Laudus Rosenberg U.S. Small Capitalization Fund. In its sole discretion, CSIM may waive this minimum asset investment requirement. Adviser Shares are sold without any initial or deferred sales charges and are not subject to ongoing distribution fees. However, under the terms of the Service Plan adopted by the Trust with respect to Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Trust is permitted to reimburse, out of the Adviser Class assets of the Laudus Rosenberg U.S. Small Capitalization Fund, in an amount up to 0.25% of the average daily net assets of that class on an annual basis, financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers. In addition, the Trustees have authorized the Laudus Rosenberg U.S. Small Capitalization Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer agency services in connection with such shares.

GENERAL
Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Funds through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with a Fund, or the share price next calculated after a Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with the Funds. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.

The Laudus Rosenberg International Small Capitalization Fund was closed to all investors, effective May 31, 2007, except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007. The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg U.S. Discovery Fund ("Existing Shareholders") may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the Funds. Existing Shareholders may include retirement plans that held shares of either Fund at the time of that Fund's closing, as well as the participants of those retirement plans even if such participants have joined the retirement plan since the time of the Fund's closing. Existing Shareholders also may include retirement plans sponsored by a sponsor of a retirement plan currently invested in the closed Fund, even if the retirement plan was not an investor at the time of the Fund's closing. In addition, investment advisers and wrap accounts may be considered Existing Shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts may also be considered Existing Shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of that Fund's closing. If you hold shares through an Intermediary, please consult that Intermediary to determine if they can accommodate such subsequent investments.

Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds unless such shareholders are also Existing Shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization and Laudus Rosenberg U.S. Discovery Funds or the lifting of restrictions on different classes of investors and/or transactions.

INITIAL INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL INVESTMENTS

Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring federal funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date.



INVESTMENTS IN-KIND (SELECT SHARES)


Select Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Select Shares of a Fund in exchange for stocks is subject in each case to CSIM's and AXA Rosenberg's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Select Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Select Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.


A Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and AXA Rosenberg believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a Fund's performance by disrupting the efficient management of the Fund, increasing Fund transaction costs and taxes, causing the Fund to maintain higher cash balances, and diluting the value of the Fund's shares.



In order to discourage market timing, each Fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by Fund shareholders. Each Fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the Funds' policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of trading activity in amounts that might be detrimental to a Fund.



Although these methods are designed to discourage market timing, there can be no guarantee that a Fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each Fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of a Fund's long-term shareholders. Each Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



A Fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a Fund. Under these procedures, the Funds have requested that service providers to the Funds monitor transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that potentially could be detrimental to a Fund. If a Fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the Fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.



If trades are effected through a financial intermediary, each Fund or its service providers will work with the intermediary to monitor possible market timing activity. The Funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in a Fund. Transactions by Fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the Funds. The Funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary. The Funds will defer to an intermediary's policies only after the Funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a Fund and in a pattern of activity that potentially could be detrimental to the Fund. Shareholders should consult with the intermediary to determine if additional frequent trading restrictions apply to their Fund transactions.



The Funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.


OTHER PURCHASE INFORMATION

An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program by making a minimum initial investment that satisfies the minimum investment amount for Investor or Select Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.



For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted. In the case of a purchase in-kind of Select Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., Eastern time.


The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

A note on mailing procedures: If two or more members of a household own the Funds, we economize on Fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be "householded", please call the Trust at 1-800-447-3332 or write to the Trust.

                         INDIVIDUAL RETIREMENT ACCOUNTS


Funds may be used to fund individual retirement accounts ("IRAs"). A special application must be completed in order to create such an account.


Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts.

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds." Requests should be addressed to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b) any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address,
(2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE
Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Funds. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies. While the Funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Funds reserve the right to redeem your shares in-kind in accordance with the Funds' procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds." Securities distributed by a Fund in-kind will be selected by AXA Rosenberg, under CSIM's supervision, in light of each Fund's objective and generally will be a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

                        EXCHANGING AND CONVERTING SHARES


As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of a Fund, including any class of shares, may be exchanged or converted into shares of any other Fund of the Trust, or class of shares. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about conversion limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. An exchange of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. A conversion between classes within a Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.


Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund.

EXCHANGE AND CONVERSION BY MAIL
To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

EXCHANGE AND CONVERSION BY TELEPHONE
To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time. If an account no longer meets the balance requirements for a share class, the Trust may automatically convert the shares in the account to the appropriate class. A decline in the account balance because of market movement may result in such a conversion. The Trust will notify the shareholder in writing before any conversion occurs.


                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The Funds are open for business each day that the NYSE is open. The Funds calculate their share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after a Fund receives a purchase or redemption request in good order.

In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by a Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds' portfolios may change on days when it is not possible to buy or sell shares of the Funds.

                                 DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund intend to) elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION


The Funds may make various types of portfolio securities information available to shareholders. The Funds post on their website at www.laudus.com in the "Analysis & Commentary" section, fund fact sheets containing certain summary portfolio attributes, including a Fund's top ten holdings, approximately 20-30 days after the end of each calendar quarter. Information regarding the Funds' policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Funds at 1-800-447-3332.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request.

Financial Statements

Financial Highlights as of 3/31/08


                                                                   INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                                          ----------------------------------------   -------------------------
                                              NET ASSET      NET        NET REALIZED
                                               VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM      NET       NET REALIZED
                                              BEGINNING    INCOME/     GAINS (LOSSES)   INVESTMENT   INVESTMENT     GAINS ON
                                              OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS
                                              ---------   ----------   --------------   ----------   ----------   ------------
SELECT SHARES*
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2008........    $13.21       $ 0.10 6       $(0.71)        $(0.61)      $(0.11)       $(2.11)
  For the year ended March 31, 2007........     12.35         0.10 6         1.27           1.37        (0.09)        (0.42)
  For the year ended March 31, 2006........     11.79         0.10 6         1.62           1.72        (0.09)        (1.07)
  For the year ended March 31, 2005........     10.92         0.11 6         0.94           1.05        (0.09)        (0.09)
  For the year ended March 31, 2004........      8.28         0.06 6         2.62           2.68        (0.04)           --

U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2008........    $ 9.76       $ 0.01 6       $(0.03)        $(0.02)      $(0.02)       $(0.58)
  For the year ended March 31, 2007........      9.26         0.03 6         0.49           0.52        (0.02)           --
  For the year ended March 31, 2006........      8.07         0.02 6         1.18           1.20        (0.01)           --
  For the year ended March 31, 2005........      7.84         0.04 6         0.23           0.27        (0.04)           --
  For the year ended March 31, 2004........      5.95         0.06 6         1.89           1.95        (0.06)           --

U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2008........    $12.74       $ 0.16 6       $(0.73)        $(0.57)      $(0.17)       $(1.53)
  For the year ended March 31, 2007........     11.89         0.15 6         1.45           1.60        (0.26)        (0.49)
  May 2, 2005 to March 31, 20061...........     10.00         0.18 6         1.79           1.97        (0.02)        (0.06)

U.S. DISCOVERY FUND
  For the year ended March 31, 2008........    $19.80       $ 0.04         $(2.13)        $(2.09)      $   -- 7      $(1.48)
  For the year ended March 31, 2007........     19.23         0.03           1.05           1.08        (0.03)        (0.48)
  For the year ended March 31, 2006........     15.96         0.02           3.58           3.60           --         (0.16)
  For the year ended March 31, 2005........     14.71         0.03 6         1.44           1.47        (0.04)        (0.18)
  For the year ended March 31, 2004........      9.55         0.06 6         5.26           5.32        (0.04)        (0.12)

U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2008........    $12.57       $ 0.03         $(1.57)        $(1.54)      $   --        $(2.00)
  For the year ended March 31, 2007........     14.07         0.02           0.11           0.13           --         (1.63)
  For the year ended March 31, 2006........     13.50           -- 7         2.43           2.43           --         (1.86)
  For the year ended March 31, 2005........     13.82         0.03 6         1.27           1.30        (0.03)        (1.59)
  For the year ended March 31, 2004........      8.98         0.05           5.03           5.08        (0.04)        (0.20)

LONG/SHORT EQUITY FUND
  For the year ended March 31, 2008........    $10.75       $ 0.26         $(0.31)        $(0.05)      $(0.33)       $   --
  For the year ended March 31, 2007........     10.66         0.24           0.09           0.33        (0.24)           --
  For the year ended March 31, 2006........     10.51         0.16 6         0.09           0.25        (0.10)           --
  For the year ended March 31, 2005........      9.87        (0.03) 6        0.67           0.64           --            --
  For the year ended March 31, 2004........     10.48        (0.05) 6       (0.56)         (0.61)          --            --


                                             RETURN OF     TOTAL
                                              CAPITAL    DIVIDENDS
                                             ---------   ---------
SELECT SHARES*
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2008........   $   --      $(2.22)
  For the year ended March 31, 2007........       --       (0.51)
  For the year ended March 31, 2006........       --       (1.16)
  For the year ended March 31, 2005........       --       (0.18)
  For the year ended March 31, 2004........       --       (0.04)

U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2008........   $   --      $(0.60)
  For the year ended March 31, 2007........       --       (0.02)
  For the year ended March 31, 2006........       --       (0.01)
  For the year ended March 31, 2005........       --       (0.04)
  For the year ended March 31, 2004........       --       (0.06)

U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2008........   $   --      $(1.70)
  For the year ended March 31, 2007........       --       (0.75)
  May 2, 2005 to March 31, 20061...........       --       (0.08)

U.S. DISCOVERY FUND
  For the year ended March 31, 2008........   $   --      $(1.48)
  For the year ended March 31, 2007........       --       (0.51)
  For the year ended March 31, 2006........    (0.17)      (0.33)
  For the year ended March 31, 2005........       --       (0.22)
  For the year ended March 31, 2004........       --       (0.16)

U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2008........   $   --      $(2.00)
  For the year ended March 31, 2007........       --       (1.63)
  For the year ended March 31, 2006........       --       (1.86)
  For the year ended March 31, 2005........       --       (1.62)
  For the year ended March 31, 2004........       --       (0.24)

LONG/SHORT EQUITY FUND
  For the year ended March 31, 2008........   $   --      $(0.33)
  For the year ended March 31, 2007........       --       (0.24)
  For the year ended March 31, 2006........       --       (0.10)
  For the year ended March 31, 2005........       --          --
  For the year ended March 31, 2004........       --          --


------------------------

1  Commencement of operations.


2  Not annualized for periods less than one year.


3  Annualized for periods less than one year.


4  Includes interest expense and dividend expense on securities sold short.


5 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


6  Calculated based on the average shares outstanding during the period.


7  Amount less than $0.005.


8 Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.


9 The ratio of net operating expenses for Laudus U.S. Large Capitalization Fund, Laudus U.S. Large Capitalization Growth Fund, and Laudus U.S. Large Capitalization Value Fund would have been .99%, .99% and .99% respectively, if overdraft expenses had not been included.


*  Formerly known as Institutional Shares.

Financial Statements--Financial Highlights continued


                                                                RATIOS/SUPPLEMENTAL DATA
                                        ------------------------------------------------------------------------
                 NET ASSET              NET ASSETS,    NET INVESTMENT
                  VALUE,                  END OF       INCOME/(LOSS)          EXPENSES             EXPENSES
    REDEMPTION    END OF      TOTAL       PERIOD      NET OF WAIVERS/     BEFORE WAIVERS/      NET OF WAIVERS/
       FEES       PERIOD     RETURN 2     (000'S)     REIMBURSEMENTS 3   REIMBURSEMENTS 3,4   REIMBURSEMENTS 3,4
    ----------   ---------   --------   -----------   ----------------   ------------------   ------------------
      $  -- 7     $10.38       (6.30)%   $ 83,783           0.77%               1.01%                1.00%
         -- 7      13.21       11.10       94,921           0.81                1.01                 1.00
         --        12.35       14.90       54,296           0.80                1.14                 1.01
         --        11.79        9.66       44,559           0.96                1.23                 0.99
         -- 7      10.92       32.33       44,301           0.62                1.47                 1.00

      $  -- 7     $ 9.14       (0.78)%   $ 52,681           0.10%               1.02%                1.00%
         -- 7       9.76        5.62       75,481           0.30                1.05                 0.99
         --         9.26       14.85       44,426           0.27                1.34                 0.99
         -- 7       8.07        3.42        5,056           0.53                2.34                 0.99
         -- 7       7.84       32.84        5,006           0.80                2.59                 0.80

      $  -- 7     $10.47       (5.29)%   $  5,765           1.32%               2.88%                1.01%
         -- 7      12.74       13.55        6,058           1.22                2.37                 0.99
         --        11.89       19.83        6,694           1.82                2.41                 0.49

      $  -- 7     $16.23      (10.98)%   $566,055           0.18%               0.96%                0.96%
         -- 7      19.80        5.71      718,185           0.17                0.97                 0.97
         --        19.23       22.80      673,599           0.15                1.09                 1.09
         -- 7      15.96        9.98      256,444           0.23                1.20                 1.14
         -- 7      14.71       55.90       98,077           0.49                1.46                 1.14

      $  -- 7     $ 9.03      (13.34)%   $393,939           0.13%               0.96%                0.96%
         -- 7      12.57        1.11      699,921           0.10                0.95                 0.95
         --        14.07       19.46      918,813           0.02                1.04                 1.04
         -- 7      13.50        9.36      948,225           0.20                1.09                 1.09
         -- 7      13.82       56.83      954,275           0.45                1.13                 1.13

      $  -- 7     $10.37       (0.51)%   $182,817           2.14%               3.09%                3.09%
         -- 7      10.75        3.19      260,596           2.70                2.99                 2.99
         --        10.66        2.41      189,254           1.51                2.89                 2.89
         -- 7      10.51        6.48      102,974          (0.28)               3.04                 2.98
         -- 7       9.87       (5.82)      95,541          (0.46)               2.88                 2.77

        RATIOS/SUPPLEMENTAL DATA
     ------------------------------

          EXPENSES        PORTFOLIO
      NET OF WAIVERS/     TURNOVER
     REIMBURSEMENTS 3,8    RATE 5
     ------------------   ---------
            1.00% 9        165.80%
            1.00 9         144.21
            0.99           144.32
            0.99           127.89
            1.00           141.50

            1.00% 9         85.18%
            0.99            70.73
            0.99            78.70
            0.99            77.81
            0.80           177.43

            1.01% 9         60.84%
            0.99           107.77
            0.49            81.30

            0.96%           73.60%
            0.97            85.69
            1.09            88.63
            1.14            62.60
            1.14            93.08

            0.96%           68.00%
            0.95            76.00
            1.04            69.26
            1.09            68.09
            1.13            75.65

            1.63%          129.36%
            1.66           139.74
            1.74           121.80
            1.74           111.19
            1.75            76.36

Financial Statements

Financial Highlights continued


                                                                   INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                                          ----------------------------------------   -------------------------
                                              NET ASSET      NET        NET REALIZED
                                               VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM      NET       NET REALIZED
                                              BEGINNING    INCOME/     GAINS (LOSSES)   INVESTMENT   INVESTMENT     GAINS ON
                                              OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS
                                              ---------   ----------   --------------   ----------   ----------   ------------
ADVISER SHARES
-------------------------------------------
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2008........    $12.35       $(0.01)        $(1.52)        $(1.53)      $   --        $(2.00)
  For the year ended March 31, 2007........     13.88        (0.02)          0.12           0.10           --         (1.63)
  For the year ended March 31, 2006........     13.38        (0.02)          2.38           2.36           --         (1.86)
  For the year ended March 31, 2005........     13.71           -- 6,7       1.26           1.26           --         (1.59)
  For the year ended March 31, 2004........      8.91         0.02           5.00           5.02        (0.02)        (0.20)

INVESTOR SHARES
-------------------------------------------
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2008........    $13.21       $ 0.06 6       $(0.72)        $(0.66)      $(0.06)       $(2.11)
  For the year ended March 31, 2007........     12.36         0.07 6         1.25           1.32        (0.05)        (0.42)
  For the year ended March 31, 2006........     11.81         0.06 6         1.63           1.69        (0.07)        (1.07)
  For the year ended March 31, 2005........     10.96         0.08 6         0.93           1.01        (0.07)        (0.09)
  For the year ended March 31, 2004........      8.31         0.02 6         2.63           2.65           --            --

U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2008........    $ 9.83       $(0.02) 6      $(0.05)        $(0.07)      $   --        $(0.58)
  For the year ended March 31, 2007........      9.33           -- 6,7       0.50           0.50           --            --
  For the year ended March 31, 2006........      8.15        (0.01) 6        1.19           1.18           --            --
  For the year ended March 31, 2005........      7.92         0.02 6         0.23           0.25        (0.02)           --
  August 15, 2003 to March 31, 20041.......      6.95         0.09 6         0.92           1.01        (0.04)           --

U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2008........    $12.70       $ 0.13 6       $(0.73)        $(0.60)      $(0.12)       $(1.53)
  For the year ended March 31, 2007........     11.87         0.11 6         1.45           1.56        (0.24)        (0.49)
  May 2, 2005 to March 31, 20061...........     10.00         0.13 6         1.80           1.93           --         (0.06)

U.S. DISCOVERY FUND
  For the year ended March 31, 2008........    $19.59       $(0.04)        $(2.10)        $(2.14)      $   --        $(1.48)
  For the year ended March 31, 2007........     19.07        (0.06)          1.06           1.00           --         (0.48)
  For the year ended March 31, 2006........     15.88        (0.03)          3.55           3.52           --         (0.16)
  For the year ended March 31, 2005........     14.66        (0.05) 6        1.47           1.42        (0.02)        (0.18)
  For the year ended March 31, 2004........      9.53         0.01 6         5.24           5.25           --         (0.12)

U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2008........    $12.22       $(0.03)        $(1.49)        $(1.52)      $   --        $(2.00)
  For the year ended March 31, 2007........     13.77        (0.03)          0.11           0.08           --         (1.63)
  For the year ended March 31, 2006........     13.30        (0.04)          2.37           2.33           --         (1.86)
  For the year ended March 31, 2005........     13.65        (0.02) 6        1.26           1.24           --         (1.59)
  For the year ended March 31, 2004........      8.88         0.01           4.98           4.99        (0.02)        (0.20)

LONG/SHORT EQUITY FUND
  For the year ended March 31, 2008........    $10.63       $ 0.62         $(0.70)        $(0.08)      $(0.25)       $   --
  For the year ended March 31, 2007........     10.55         0.26           0.03           0.29        (0.21)           --
  For the year ended March 31, 2006........     10.41         0.12 6         0.10           0.22        (0.08)           --
  For the year ended March 31, 2005........      9.81        (0.06) 6        0.66           0.60           --            --
  For the year ended March 31, 2004........     10.43        (0.09) 6       (0.53)         (0.62)          --            --


                                             RETURN OF     TOTAL
                                              CAPITAL    DIVIDENDS
                                             ---------   ---------
ADVISER SHARES
-------------------------------------------
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2008........   $   --      $(2.00)
  For the year ended March 31, 2007........       --       (1.63)
  For the year ended March 31, 2006........       --       (1.86)
  For the year ended March 31, 2005........       --       (1.59)
  For the year ended March 31, 2004........       --       (0.22)

INVESTOR SHARES
-------------------------------------------
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2008........   $   --      $(2.17)
  For the year ended March 31, 2007........       --       (0.47)
  For the year ended March 31, 2006........       --       (1.14)
  For the year ended March 31, 2005........       --       (0.16)
  For the year ended March 31, 2004........       --          --

U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2008........   $   --      $(0.58)
  For the year ended March 31, 2007........       --          --
  For the year ended March 31, 2006........       --          --
  For the year ended March 31, 2005........       --       (0.02)
  August 15, 2003 to March 31, 20041.......       --       (0.04)

U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2008........   $   --      $(1.65)
  For the year ended March 31, 2007........       --       (0.73)
  May 2, 2005 to March 31, 20061...........       --       (0.06)

U.S. DISCOVERY FUND
  For the year ended March 31, 2008........   $   --      $(1.48)
  For the year ended March 31, 2007........       --        0.48
  For the year ended March 31, 2006........    (0.17)      (0.33)
  For the year ended March 31, 2005........       --       (0.20)
  For the year ended March 31, 2004........       --       (0.12)

U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2008........   $   --      $(2.00)
  For the year ended March 31, 2007........       --       (1.63)
  For the year ended March 31, 2006........       --       (1.86)
  For the year ended March 31, 2005........       --       (1.59)
  For the year ended March 31, 2004........       --       (0.22)

LONG/SHORT EQUITY FUND
  For the year ended March 31, 2008........   $   --      $(0.25)
  For the year ended March 31, 2007........       --       (0.21)
  For the year ended March 31, 2006........       --       (0.08)
  For the year ended March 31, 2005........       --          --
  For the year ended March 31, 2004........       --          --


------------------------

1  Commencement of operations.


2  Not annualized for periods less than one year.


3  Annualized for periods less than one year.


4  Includes interest expense and dividend expense on securities sold short.


5 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


6  Calculated based on the average shares outstanding during the period.


7  Amount less than $0.005.


8 Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.


9 The ratio of net operating expenses for Laudus U.S. Large Capitalization Fund, Laudus U.S. Large Capitalization Growth Fund, and Laudus U.S. Large Capitalization Value Fund would have been 1.29%, 1.29% and 1.29% respectively, if overdraft expenses had not been included.

Financial Statements--Financial Highlights continued


                                                                RATIOS/SUPPLEMENTAL DATA
                                        ------------------------------------------------------------------------
                 NET ASSET              NET ASSETS,    NET INVESTMENT
                  VALUE,                  END OF       INCOME/(LOSS)          EXPENSES             EXPENSES
    REDEMPTION    END OF      TOTAL       PERIOD      NET OF WAIVERS/     BEFORE WAIVERS/      NET OF WAIVERS/
       FEES       PERIOD     RETURN 2     (000'S)     REIMBURSEMENTS 3   REIMBURSEMENTS 3,4   REIMBURSEMENTS 3,4
    ----------   ---------   --------   -----------   ----------------   ------------------   ------------------
      $  -- 7     $ 8.82      (13.50)%   $ 34,799          (0.12)%              1.21%                1.20%
         -- 7      12.35        0.90       48,923          (0.14)               1.20                 1.20
         --        13.88       19.09       49,952          (0.24)               1.32                 1.32
         -- 7      13.38        9.12       41,104          (0.01)               1.31                 1.31
         -- 7      13.71       56.53       44,059           0.19                1.40                 1.40

      $  -- 7     $10.38       (6.61)%   $  9,017           0.45%               1.40%                1.31%
         -- 7      13.21       10.69       10,074           0.52                1.38                 1.30
         --        12.36       14.57       10,026           0.50                1.52                 1.34
         --        11.81        9.22        2,786           0.69                1.58                 1.35
         -- 7      10.96       31.89          590           0.24                1.51                 1.25

      $  -- 7     $ 9.18       (1.25)%   $  2,804          (0.17)%              1.40%                1.30%
         -- 7       9.83        5.36        2,242          (0.01)               1.43                 1.29
         --         9.33       14.48        1,810          (0.12)               1.91                 1.33
         -- 7       8.15        3.14        1,894           0.21                2.68                 1.32
         -- 7       7.92       14.50        1,479           1.12                2.72                 1.11

      $  -- 7     $10.45       (5.50)%   $    454           1.01%               3.28%                1.31%
         --        12.70       13.22          540           0.90                2.75                 1.29
         --        11.87       19.33          145           1.31                2.78                 0.96

      $  -- 7     $15.97      (11.36)%   $169,670          (0.20)%              1.34%                1.34%
         -- 7      19.59        5.34      217,045          (0.21)               1.35                 1.34
         --        19.07       22.40      284,285          (0.20)               1.43                 1.43
         -- 7      15.88        9.70       58,284          (0.30)               1.55                 1.49
         -- 7      14.66       55.22        2,581           0.04                1.63                 1.40

      $  -- 7     $ 8.70      (13.57)%   $183,980          (0.22)%              1.32%                1.30%
         -- 7      12.22        0.75      269,185          (0.25)               1.30                 1.30
         --        13.77       18.98      311,822          (0.33)               1.39                 1.39
         -- 7      13.30        9.00      297,927          (0.15)               1.43                 1.43
         -- 7      13.65       56.40      272,481           0.11                1.47                 1.47

      $  -- 7     $10.30       (0.82)%   $ 14,714           2.11%               3.30%                3.29%
         -- 7      10.63        2.81       64,400           2.41                3.28                 3.28
         --        10.55        2.08       63,036           1.17                3.22                 3.22
         -- 7      10.41        6.12       34,930          (0.55)               3.37                 3.30
         -- 7       9.81       (5.94)      34,081          (0.90)               3.18                 3.06

        RATIOS/SUPPLEMENTAL DATA
     ------------------------------

          EXPENSES        PORTFOLIO
      NET OF WAIVERS/     TURNOVER
     REIMBURSEMENTS 3,8    RATE 5
     ------------------   ---------
            1.20%           68.00%
            1.20            76.00
            1.32            69.26
            1.31            68.09
            1.40            75.65

            1.31% 9        165.80%
            1.30 9         144.21
            1.33           144.32
            1.35           127.89
            1.25           141.50

            1.30% 9         85.18%
            1.29            70.73
            1.33            78.70
            1.32            77.81
            1.39           177.43

            1.31% 9         60.84%
            1.29           107.77
            0.96            81.30

            1.34%           73.60%
            1.34            85.69
            1.43            88.63
            1.49            62.60
            1.40            93.08

            1.30%           68.00%
            1.30            76.00
            1.39            69.26
            1.43            68.09
            1.47            75.65

            1.97%          129.36%
            1.99           139.74
            2.06           121.80
            2.06           111.19
            2.05            76.36

Financial Statements

Financial Highlights continued


                                                          INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                                 ----------------------------------------   -------------------------
                                     NET ASSET      NET        NET REALIZED
                                      VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM      NET       NET REALIZED
                                     BEGINNING    INCOME/     GAINS (LOSSES)   INVESTMENT   INVESTMENT     GAINS ON       TOTAL
                                     OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS    DIVIDENDS
                                     ---------   ----------   --------------   ----------   ----------   ------------   ---------
SELECT SHARES*
----------------------------------
INTERNATIONAL EQUITY FUND
  For the year ended March 31,
    2008..........................    $13.58       $0.18          $(0.92)        $(0.74)      $(0.30)       $(0.95)      $(1.25)
  For the year ended March 31,
    2007..........................     11.80        0.07            2.08           2.15        (0.12)        (0.25)       (0.37)
  For the year ended March 31,
    2006..........................      9.63        0.14            2.15           2.29        (0.12)           --        (0.12)
  For the year ended March 31,
    2005..........................      8.46        0.09 5          1.12           1.21        (0.04)           --        (0.04)
  For the year ended March 31,
    2004..........................      5.56        0.08 5          2.90           2.98        (0.08)           --        (0.08)

INTERNATIONAL DISCOVERY FUND
  For the year ended March 31,
    2008..........................    $12.05       $0.14 5        $(0.16)        $(0.02)      $(0.12)       $(0.46)      $(0.58)
  May 31, 2006 to March 31,
    2007 1........................     10.00        0.09 5          2.06           2.15        (0.08)        (0.02)       (0.10)

INTERNATIONAL SMALL CAPITALIZATION
  FUND
  For the year ended March 31,
    2008..........................    $22.67       $0.34          $(2.55)        $(2.21)      $(0.73)       $(2.76)      $(3.49)
  For the year ended March 31,
    2007..........................     20.97        0.26            3.90           4.16        (0.38)        (2.08)       (2.46)
  For the year ended March 31,
    2006..........................     16.89        0.13            4.95           5.08        (0.08)        (0.92)       (1.00)
  For the year ended March 31,
    2005..........................     13.94        0.08 5          3.53           3.61        (0.04)        (0.62)       (0.66)
  For the year ended March 31,
    2004..........................      7.92        0.07 5          6.04           6.11        (0.09)           --        (0.09)

INVESTOR SHARES
----------------------------------
INTERNATIONAL EQUITY FUND
  For the year ended March 31,
    2008..........................    $13.54       $0.55          $(1.33)        $(0.78)      $(0.21)       $(0.95)      $(1.16)
  For the year ended March 31,
    2007..........................     11.77        0.14            1.97           2.11        (0.09)        (0.25)       (0.34)
  For the year ended March 31,
    2006..........................      9.61        0.10            2.14           2.24        (0.08)           --        (0.08)
  For the year ended March 31,
    2005..........................      8.47        0.06 5          1.11           1.17        (0.03)           --        (0.03)
  For the year ended March 31,
    2004..........................      5.57        0.03 5          2.93           2.96        (0.08)           --        (0.08)

INTERNATIONAL DISCOVERY FUND
  For the year ended March 31,
    2008..........................    $12.04       $0.11 5        $(0.16)        $(0.05)      $(0.10)       $(0.46)      $(0.56)
  May 31, 2006 to March 31,
    2007 1........................     10.00        0.06 5          2.06           2.12        (0.06)        (0.02)       (0.08)

INTERNATIONAL SMALL CAPITALIZATION
  FUND
  For the year ended March 31,
    2008..........................    $22.38       $0.36          $(2.60)        $(2.24)      $(0.63)       $(2.77)      $(3.40)
  For the year ended March 31,
    2007..........................     20.74        0.20            3.82           4.02        (0.30)        (2.08)       (2.38)
  For the year ended March 31,
    2006..........................     16.73        0.08            4.89           4.97        (0.04)        (0.92)       (0.96)
  For the year ended March 31,
    2005..........................     13.83        0.03 5          3.51           3.54        (0.02)        (0.62)       (0.64)
  For the year ended March 31,
    2004..........................      7.87        0.03 5          6.01           6.04        (0.08)           --        (0.08)


------------------------
1  From the commencement of operations.

2  Not annualized for periods less than one year.


3  Annualized for periods less than one year.


4 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5  Calculated based on the average shares outstanding during the period.


6  Amount less than $0.005.


*  Formerly known as Institutional Shares.

Financial Statements--Financial Highlights continued


                                                                    RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------------------------
                 NET ASSET              NET ASSETS,    NET INVESTMENT
                  VALUE,                  END OF       INCOME/(LOSS)         EXPENSES           EXPENSES       PORTFOLIO
    REDEMPTION    END OF      TOTAL       PERIOD      NET OF WAIVERS/    BEFORE WAIVERS/    NET OF WAIVERS/    TURNOVER
       FEES       PERIOD     RETURN 2     (000'S)     REIMBURSEMENTS 3   REIMBURSEMENTS 3   REIMBURSEMENTS 3    RATE 4
    ----------   ---------   --------   -----------   ----------------   ----------------   ----------------   ---------
      $  -- 6     $11.59       (5.91)%  $   97,701          1.46%              1.23%               1.22%         82.89%
         -- 6      13.58       18.37        68,398          1.09               1.34                1.34          64.19
         --        11.80       23.86        21,688          1.34               1.96                1.34          59.40
         -- 6       9.63       14.36        16,094          0.96               2.69                1.34          52.06
       0.01         8.46       53.81         9,914          1.12               4.32                1.35         107.02

      $  -- 6     $11.45       (0.24)%  $  139,643          1.14%              1.54%               1.35%        146.60%
         -- 6      12.05       21.90        19,173          1.06               1.64                1.34         105.81

      $  -- 6     $16.97       (9.97)%  $  612,703          1.87%              1.09%               1.09%        104.58%
         -- 6      22.67       20.82     1,048,829          1.21               1.10                1.10          91.82
         --        20.97       30.90       698,064          0.85               1.25                1.25         101.86
         -- 6      16.89       26.52       270,646          0.50               1.55                1.49          59.70
         -- 6      13.94       77.37        70,382          0.65               1.94                1.47         102.50

      $  -- 6     $11.60       (6.21)%  $   19,570          1.97%              1.69%               1.61%         82.89%
         -- 6      13.54       18.08        61,411          1.17               1.71                1.64          64.19
         --        11.77       23.41        18,824          1.02               2.33                1.72          59.40
         -- 6       9.61       13.79        12,491          0.65               2.96                1.72          52.06
       0.02         8.47       53.61         2,881          0.45               4.46                1.59         107.02

      $  -- 6     $11.43       (0.51)%  $  121,930          0.89%              1.81%               1.65%        146.60%
         -- 6      12.04       21.62        51,572          0.75               2.03                1.64         105.81

      $  -- 6     $16.74      (10.27)%  $  523,709          1.55%              1.45%               1.45%        104.58%
         -- 6      22.38       20.35       882,163          0.87               1.47                1.47          91.82
         --        20.74       30.48       804,340          0.42               1.60                1.60         101.86
         -- 6      16.73       26.16       355,766          0.20               1.88                1.83          59.70
         -- 6      13.83       76.91        82,780          0.28               2.18                1.75         102.50

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

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

                      (This page intentionally left blank)

PRIVACY POLICY


 THIS IS NOT PART OF THE PROSPECTUS

A COMMITMENT TO YOUR PRIVACY
At the Laudus Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Laudus Funds' commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. Our Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds' sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.
- TRANSACTION AND EXPERIENCE INFORMATION.
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

WEBSITE USAGE
When you visit our website, our systems may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE AND USE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Laudus Funds. We're committed to keeping your personal and financial information safe online. To enhance your security, Laudus Funds takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- using firewalls and encryption technology to protect personal information on our computer systems;
training our employees on privacy and security to properly handle personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:
- when using the Internet, keep your login ID and password confidential;
- keep your security software up-to-date and turned on;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

If you suspect fraud or identity theft, the faster you act the better. Direct order Laudus Funds(R) shareholders should contact us at 1-800-447-3332. If you purchased Laudus Funds through a financial institution, please contact that financial institution.


GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Laudus Funds shareholders should contact us promptly by calling 1-800-447-3332.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, direct order Laudus Funds shareholders should contact us at clientcommunications@laudusfunds.com or call
1-800-447-3332.


(c) 2008 Laudus Funds. All rights reserved.

                                                      (LAUDUS FUNDS LOGO)

                                                  COMMAND PERFORMANCE TM

FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-551-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Funds' website at www.laudus.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Funds or make shareholder inquiries, you may contact the Funds at:

Laudus Trust
P.O. Box 8032
Boston, Massachusetts 02266

1.866.452.8387 Select Shares

1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares

Investment Company Act File No. 811-5547

REG26642-06 (07/2008)

                                  LAUDUS TRUST

                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
              LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                            (Closed to new investors)
                 LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
                            (Closed to new investors)
                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                         (Closed effective May 31, 2007)
                  LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND


                     LAUDUS ROSENBERG LONG/SHORT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 31, 2008



         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated July 31, 2008 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund (closed to new investors), Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund (closed effective May 31, 2007), Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg Long/Short Equity Fund (each a "Fund" and, collectively, the "Funds"), as amended or supplemented from time to time (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Laudus Trust (the "Trust"), P. O. Box 8032, Boston, Massachusetts 02266.



         The Laudus Rosenberg Long/Short Equity Fund changed its name from Laudus Rosenberg Value Long/Short Equity Fund on April 11, 2008.



         The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds included in the Fund's Annual Reports for the period ended March 31, 2008 (the "Annual Report") are incorporated herein by reference to such Annual Reports. A copy of a Fund's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.866.452.8387 (for Select Shares), 1.800.447.3332 (for Investor and Adviser Shares) or 1.866.452.8387 (for Registered Investment Professionals).


                                                                     REG38789-03

INVESTMENT OBJECTIVES AND POLICIES............................................2

PORTFOLIO TURNOVER............................................................9

INVESTMENT RESTRICTIONS......................................................10

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS..............................13

MANAGEMENT OF THE FUNDS......................................................18

INVESTMENT ADVISORY AND OTHER SERVICES.......................................24

PORTFOLIO TRANSACTIONS.......................................................42

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.............................45

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION...............................48

DETERMINATION OF NET ASSET VALUE.............................................49

PURCHASE AND REDEMPTION OF SHARES............................................50

FINANCIAL STATEMENTS.........................................................50

APPENDIX A -- PROXY VOTING POLICIES..........................................52

APPENDIX B -- OWNERS OF 5% PERCENT OF SHARES OF A FUND.......................77

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Funds of the Trust are described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

         The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

         Certain Holdings of the Funds (All Funds). To meet redemption requests or for investment purposes, each of the Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined to be of comparable quality to any of the foregoing.

         In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

         Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

         Index Futures (All Funds). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

         In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC ("AXA Rosenberg") seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity issues. A Fund may also use Index Futures in order to hedge its equity positions.

         In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

         A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


         The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.


         A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

         Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

         A Fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates or foreign exchanges.

Consistent with CFTC regulations, the Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. In addition to margin deposits, when a Fund purchases an Index Future, it may segregate cash, U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.


         Foreign Currency Transactions. The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the U.S. dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.


         Currency Forward Contracts (The International Equity Portfolios). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Currency Futures Transactions (The International Equity Portfolios). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

         The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

         In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

         A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

         Limitations on the Use of Currency Futures Contracts (The International Equity Portfolios). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

         Risk Factors in Currency Futures Transactions (The International Equity Portfolios). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

         Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

         The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.


         Short Sales. The Laudus Rosenberg Long/Short Equity Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.



         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.


         Repurchase Agreements (All Funds). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

         Loans of Portfolio Securities (All Funds). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") to be of relatively high credit standing.

         Illiquid Securities (All Funds). Each Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.


         Foreign Investments by the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, and Laudus Rosenberg Long/Short Equity Fund. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the Laudus Rosenberg Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.



         American Depositary Receipts (All Funds). Each Fund may invest in American Depositary Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.


         Exchange-Traded Funds (All Funds). Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described exchange-traded fund investments in its Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in a Fund.



         Notice For Changes In Certain Investment Policies. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg Long/Short Equity Fund will give 60 days' notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities in developed international and emerging markets, U.S. large and mid capitalization equity securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.


         Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.


                               PORTFOLIO TURNOVER


         A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. Portfolio turnover of the past two fiscal years for each Fund was as follows:



Fund                                                      2008            2007
----                                                      ----            ----
Laudus Rosenberg U.S. Large                             165.80%          144.21%
Capitalization Fund

Laudus Rosenberg U.S. Large                              85.18%          70.73%
Capitalization Growth Fund

Fund                                                      2008            2007
----                                                      ----            ----
Laudus Rosenberg U.S. Large                              60.84%          107.77%
Capitalization Value Fund

Laudus Rosenberg U.S. Discovery Fund                     73.60%          85.69%

Laudus Rosenberg U.S. Small                              68.00%          76.00%
Capitalization Fund

Laudus Rosenberg International Equity                    82.89%          64.19%
Fund

Laudus Rosenberg International Small                    104.58%          91.82%
Capitalization Fund

Laudus Rosenberg Long/Short Equity Fund                 129.36%          139.74%

Laudus Rosenberg International                          146.60%         105.81%*
Discovery Fund


*From commencement of the Laudus Rosenberg International Discovery Fund's operations, May 31, 2006, to the period ended March 31, 2007.


         As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.


                             INVESTMENT RESTRICTIONS

      Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

      (1) Borrow money in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

            In the case of the Laudus Rosenberg International Discovery Fund, it will not borrow money, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

            In the case of the Laudus Rosenberg International Discovery Fund, it will not pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

      (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

      (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

      (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      (7) Concentrate more than 25% of the value of its total assets in any one industry.

      (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.

      (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

      (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

      (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction
      (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

      (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

      In addition, it is a fundamental policy of the Laudus Rosenberg U.S. Small Capitalization Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in U.S. Small Capitalization Companies.

      It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

            (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

            (b) Write, purchase or sell options on particular securities (as opposed to market indices).

            (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

            (d) Make investments for the purpose of exercising control of a company's management.


            (e) Invest more than 15% of its net assets in illiquid securities.



      Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300%. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonable practicable.

         The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.

         The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company ("RIC") under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

         In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

         Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in such Funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

         For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

         For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

         If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

         Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

         Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

         Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general back up withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

         In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

         To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

         Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

         THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.


                             MANAGEMENT OF THE FUNDS


         Portfolio Management. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Funds. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.


         Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Funds. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

         AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

         Ownership of Fund Shares. As of the end of the Funds' most recently completed fiscal year, Dr. Ricks owned shares in the following Funds:


                                                                               DOLLAR RANGE OF EQUITY
FUND                                                                           SECURITIES IN THE FUND
----                                                                           ----------------------
Laudus Rosenberg Large Capitalization Fund                                              $0
Laudus Rosenberg Large Capitalization Growth Fund                                       $0
Laudus Rosenberg Large Capitalization Value Fund                                        $0
Laudus Rosenberg U.S. Discovery Fund                                              $100,001-$500,000
Laudus Rosenberg U.S. Small Capitalization Fund                                   $100,001-$500,000

                                                                               DOLLAR RANGE OF EQUITY
FUND                                                                           SECURITIES IN THE FUND
----                                                                           ----------------------
Laudus Rosenberg International Equity Fund                                              $0
Laudus Rosenberg International Small Capitalization Fund                          $100,001-$500,000
Laudus Rosenberg International Discovery Fund                                           $0
Laudus Rosenberg Long/Short Fund                                                        $0


      Other Accounts. As of March 31, 2008, in addition to the Funds, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:



                                                               OTHER POOLED INVESTMENT VEHICLES
                             REGISTERED INVESTMENT COMPANIES   (INCLUDES SEPARATE ACCOUNTS AND
                                 (INCLUDING THE FUNDS)                   HEDGE FUNDS)                        OTHER ACCOUNTS
                              NUMBER OF                          NUMBER OF                          NUMBER OF
                              ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Other Accounts Managed              20       $7.39 billion              22       $4.12 billion            172          $13. billion
by Dr. Ricks
------------------------------------------------------------------------------------------------------------------------------------
Other Accounts Upon                  9       $3.29 billion               1      $18.37 million             34         $9.81 billion
Which a Performance-Based
Advisory Fee is Calculated
------------------------------------------------------------------------------------------------------------------------------------


         Conflicts of Interest. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

         Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

         Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

         Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of

Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

         Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Funds and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Funds, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Funds. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

                             MANAGEMENT OF THE FUNDS


    The Funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each Fund. The trustees met 5 times during the most recent fiscal year.



    Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the Funds' investment adviser.



    Each of the officers and/or trustees also serves in the same capacity as described for the trust, for the Laudus Institutional Trust. As used herein the term "Family of Investment Companies" collectively refers to the Laudus Trust and Laudus Institutional Trust which, as of June 30, 2008, included 15 funds.



    The tables below provide information about the trustees and officers for the trust, which includes Funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of June 30, 2008, the Fund Complex included 84 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

The Trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below.



                                                                       NUMBER OF
                                                                       PORTFOLIOS
NAME, ADDRESS 1 AND YEAR OF                                             IN FUND
BIRTH; (TERM OF OFFICE AND     PRINCIPAL OCCUPATION(s) DURING           COMPLEX
LENGTH OF TIME SERVED 2)              PAST FIVE YEARS                   OVERSEEN       OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Mariann Byerwalter 2           Chairman of JDN Corporate Advisory            84        BOARD 1 -- Director, Redwood Trust,
1960                           LLC.                                                    Inc. (mortgage finance).
(1/04-present)
                                                                                       BOARD 2 -- Director, PMI Group, Inc.
                                                                                       (mortgage insurance).
------------------------------------------------------------------------------------------------------------------------------------
William A. Hasler 2            Dean Emeritus of the Haas School of           84        BOARD 1 -- Director, Mission West
1941                           Business at the University of                           Properties (commercial real estate).
(1/04-present)                 California, Berkeley. Until February
                               2004, Co-Chief Executive Officer,                       BOARD 2 -- Director, TOUSA (home
                               Aphton Corporation                                      building).
                               (bio-pharmaceuticals).

                                                                                       BOARD 3 -- Director, Harris-Stratex Networks
                                                                                       (a network equipment corporation).

                                                                                       BOARD 4 -- Director, Genitope Corp.
                                                                                       (bio-pharmaceuticals).

                                                                                       BOARD 5 -- Director, Ditech Networks
                                                                                       (voice communications technology)

                                                                                       BOARD 6 -- Rubicon Limited
                                                                                       (manufacturing)

------------------------------------------------------------------------------------------------------------------------------------
Nils H. Hakansson 2            Sylvan C. Coleman Professor of Finance        15
1937                           and Accounting, Emeritus, Haas School
(3/90-present)                 of Business, University of California,
                               Berkeley (since 2003). Mr. Hakansson
Chairman, Audit and            was also a Professor of Finance and
Compliance Committee           Accounting, Haas School of Business,
                               University of California, Berkeley
                               (July 1969 to January 2003).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall W. Merk 3              Executive Vice President and                  15
1954                           President, Investment Management
(6/06-present)                 Services, Charles Schwab & Co., Inc.;
                               Executive Vice President, Charles
                               Schwab & Co., Inc. (2002-present);
                               President and Chief Executive Officer,
                               Charles Schwab Investment Management,
                               Inc. (2007-present); Director, Charles
                               Schwab Asset Management (Ireland)
                               Limited and Charles Schwab Worldwide
                               Funds PLC.  From September 2002 to
                               July 2004, Chief Executive Officer and
                               President, Charles Schwab Investment
                               Management, Inc. and Executive Vice
                               President, Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------


1 Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72.



2     Member of the Audit and Compliance Committee.



3 Mr. Merk is an interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the adviser.



      -- The Trust has a standing Audit and Compliance Committee (formerly the Audit Committee). The members of the Audit and Compliance Committee are identified above. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the Trust's financial reporting processes and compliance policies, procedures and processes, and for the Trust's overall system of internal controls. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The current Audit and Compliance Committee and its predecessor met four times during the fiscal year ended March 31, 2008.



      -- The Trust also has a Nominating Committee (formerly a function of the Governance Committee, which included the Nominating Committee for the period from September 2006 to September 2007) that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The charter directs that the Nominating Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2008.



      -- From September 2006 to June 30, 2007, the Trust also had a Governance Committee, an Investment Oversight Committee, and a Marketing, Distribution and Shareholder Servicing Committee. The Governance Committee, which included the Nominating Committee during that time, met once during the fiscal year ended March 31, 2008. The Investment Oversight Committee and the Marketing, Distribution and Shareholder Servicing Committee each met once in a joint session during the fiscal year ended March 31, 2008.

The following table provides each Trustee's equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2007.




NAME OF TRUSTEE                                       DOLLAR RANGE OF EQUITY
                                                       SECURITIES IN A FUND
                                                                                                            AGGREGATE DOLLAR
                                                                                                            RANGE OF EQUITY
                                                                                                             SECURITIES IN
                                                                                                             THE FAMILY OF
                                                                                                               INVESTMENT
                                  US LARGE           US LARGE           US LARGE                               COMPANIES 4
INDEPENDENT                    CAPITALIZATION     CAPITALIZATION     CAPITALIZATION      US DISCOVERY            AS OF
TRUSTEES:                          FUND             GROWTH FUND        VALUE FUND           FUND            DECEMBER 31, 2007
-----------                    --------------     --------------     --------------      ------------       -----------------
Mariann Byerwalter                         $0                 $0                 $0                 $0                     $0


William A. Hasler                          $0                 $0                 $0                 $0                     $0


Nils H. Hakansson                          $0                 $0                 $0                 $0      $10,001 - $50,000

INTERESTED TRUSTEES:

Randall W. Merk                            $0                 $0                 $0                 $0     $50,001 - $100,000


INDEPENDENT                       US SMALL        INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
TRUSTEES:                      CAPITALIZATION      EQUITY FUND           SMALL          DISCOVERY FUND
                                    FUND                             CAPITALIZATION
                                                                         FUND

Mariann Byerwalter                         $0                 $0                 $0                 $0                     $0


William A. Hasler                          $0                 $0                 $0                 $0                     $0


Nils H. Hakansson           $10,001 - $50,000                 $0                 $0                 $0      $10,001 - $50,000

INTERESTED TRUSTEES:

Randall W. Merk            $50,001 - $100,000                 $0                 $0                 $0     $50,001 - $100,000


INDEPENDENT                     LONG/SHORT
TRUSTEES:                      EQUITY FUND

Mariann Byerwalter                         $0                                                                              $0


William A. Hasler                          $0                                                                              $0


Nils H. Hakansson           $10,001 - $50,000                                                               $10,001 - $50,000

INTERESTED TRUSTEES:

Randall W. Merk                            $0                                                              $50,001 - $100,000



4 As of December 31, 2007, the Family of Investment Companies consisted of the 11 operational series of the Trust.

Certain information concerning the Trust's officers is set forth below:



NAME, ADDRESS 5 AND YEAR OF BIRTH; (TERM                                            PRINCIPAL OCCUPATION DURING
OF OFFICE 6 AND LENGTH OF TIME SERVED)        POSITION WITH THE TRUST                       PAST FIVE YEARS
--------------------------------------       -----------------------                ---------------------------
Jeffrey Mortimer,                            President, Chief Executive       Senior Vice President and Chief Investment Officer,
1963                                         Officer and Chief                Charles Schwab Investment Management, Inc., and
(3/08-present, President and CEO)            Investment Officer               Schwab Funds.   Prior to May 2004, Vice President
(04/08-present, CIO)                                                          and Sr. Portfolio Manager, Charles Schwab Investment
                                                                              Management, Inc.

George Pereira                               Chief Financial Officer and      Senior Vice President and Chief Financial Officer,
1964                                         Treasurer                        Charles Schwab Investment Management, Inc.;
(6/06-present)                                                                Treasurer and Principal Financial Officer, Schwab
                                                                              Funds; Director, Charles Schwab Worldwide Funds, PLC
                                                                              and Charles Schwab Asset Management (Ireland) Ltd.
                                                                              Through June 2007, Chief Financial Officer, Mutual
                                                                              Fund Division, UST Advisers, Inc., and Treasurer,
                                                                              Chief Financial Officer and Chief Accounting
                                                                              Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt
                                                                              Funds, Inc., and Excelsior Trust Inc.;  From 12/99
                                                                              to 11/04: Senior Vice President, Financial
                                                                              Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor,                         Chief Legal Officer, Vice        Vice President, Charles Schwab & Co., Inc. and
1964                                         President and Clerk              Charles Schwab Investment Management, Inc.; since
(12/05-present)                                                               2006, Chief Counsel, Laudus Trust and Laudus
                                                                              Institutional Trust; Vice President, Schwab Funds;
                                                                              until July 2005, Senior Associate, Paul Hastings
                                                                              Janofsky & Walker LLP.

Randall Fillmore,                            Chief Compliance Officer         Senior Vice President and Chief Compliance Officer,
1960                                                                          Charles Schwab Investment Management, Inc.; Senior
(9/04-present)                                                                Vice President, Charles Schwab & Co., Inc.  Through
                                                                              June, 2007, Chief Compliance Officer, Excelsior
                                                                              Funds Inc., Excelsior Tax-Exempt Funds, Inc., and
                                                                              Excelsior Funds Trust.


NAME, ADDRESS 5 AND YEAR OF BIRTH; (TERM                                            PRINCIPAL OCCUPATION DURING
OF OFFICE 6 AND LENGTH OF TIME SERVED)        POSITION WITH THE TRUST                       PAST FIVE YEARS
--------------------------------------       -----------------------                ---------------------------

Daniel Kern,                                 Vice President                   Vice President, Investment Management Services.
1961                                                                          Until September 2005, Assistant Treasurer, Laudus
(3/05-present)                                                                Trust and Laudus Institutional Trust.  Until
                                                                              December 2004, Vice President, Internal Audit,
                                                                              Charles Schwab Corporation.

Michael Haydel,                              Vice President                   Vice President, Asset Management Client Services,
1972                                                                          Charles Schwab & Co., Inc.  Until March 2004,
(6/05-present)                                                                Director, Charles Schwab & Co., Inc.

Cathy Sabo                                   Vice President                   Vice President, Compliance, Charles Schwab
1964                                                                          Investment, Management, Inc.; Vice President, Schwab
(12/05-present)                                                               Funds; until September 2004, Vice President, Client,
                                                                              Sales & Services Controls, Charles Schwab & Co., Inc.



5 The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.



6     There is no stated term of office for the officers of the Trust.



      Mss. MacGregor, and Sabo, and Messrs. Mortimer, Fillmore, and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.



      Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,937 and an additional $4,813 for each regular meeting attended.



      In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Institutional Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Institutional Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Institutional Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and the sole series of the Laudus Institutional Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust in operation on the date of the Independent Trustee's retirement.

         Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants, including Independent Trustees of the Trust first elected by shareholder vote on June 26, 2006. With respect to Participants prior to June 26, 2006 (a "Current Participant"), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance is credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.


         The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2008 is shown in the table below.





                                                               PENSION OR                                      TOTAL
                                                               RETIREMENT                                  COMPENSATION
                                                                BENEFITS               ESTIMATED          FROM REGISTRANT
                                        AGGREGATE              ACCRUED AS               ANNUAL               AND FUND
NAME OF PERSON                        COMPENSATION            PART OF FUND           BENEFITS UPON         COMPLEX 7 PAID
TRUSTEES:                            FROM REGISTRANT            EXPENSES              RETIREMENT           TO TRUSTEES 8
-------------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter                           $49,634                $6,814                      $0               $302,171
William A. Hasler                            $49,634                $6,814                      $0               $304,171
Nils H. Hakansson                            $49,634               $20,404                      $0                $71,157
Rodman L. Drake9                              $7,606                   N/A                     N/A                $35,000
Morrill Melton Hall, Jr. 9                    $5,977                   N/A                     N/A                $27,500
John D. Collins 9                             $6,792                   N/A                     N/A                $31,250


----------


7 As of March 31, 2008, the Fund Complex consisted of 79 funds, which included the 11 operational series of the Laudus Trust , Laudus Institutional Trust and 68 operational series of the Schwab Funds.



8 Total compensation amounts include payments relating to the Excelsior Funds, formerly an affiliated fund group included in the fund complex and on whose Board of Trustees Ms. Byerwalter and Messrs. Hasler and Hakansson served on prior to July 1, 2007. Prior to July 1, 2007, the Fund Complex consisted of 99 funds, which included 11 operational series of the Laudus Trust, 61 Schwab Funds, and 27 Excelsior Funds.



9     Resigned from the Board effective July 1, 2007.

                     INVESTMENT ADVISORY AND OTHER SERVICES


         ADVISORY AGREEMENTS

         The continuation of a Fund's Advisory Agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

      Each year, the Board of Trustees calls and holds one or more meetings to decide whether to renew the Advisory Agreements between the Trust and CSIM, and the sub-advisory agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC with respect to existing Funds in the Trust operating as of December 31 of the previous year. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.


                          INVESTMENT ADVISORY CONTRACTS

About CSIM

      CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


      Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.



NAME                                               POSITION
--------------------------------------------------------------------------------------------------
Randall W. Merk .................................  Director, President and Chief Executive Officer
Charles R. Schwab ...............................  Chairman and Director

      As disclosed in the Prospectuses under the heading "Management of the Funds" under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.

      Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.


                                                                                               AGREEMENT
FUND                                                                                             RATE*
Laudus Rosenberg U.S. Large Capitalization Fund                                      1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Growth Fund                               1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund                                1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

                                                                                               AGREEMENT
FUND                                                                                             RATE*
-------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Discovery Fund                                                 1st $1 billion--0.90%
                                                                                     Over $1 billion--0.85%

Laudus Rosenberg U.S. Small Capitalization Fund                                      0.90%

Laudus Rosenberg International Equity Fund                                           1st $1 billion--0.85%
                                                                                     Over $1 billion--0.80%
                                                                                     Over $2 billion--0.775%

Laudus Rosenberg International Small Capitalization Fund                             1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg International Discovery Fund                                        1st $1 billion--1.00%
                                                                                     Over $1 billion--0.95%

Laudus Rosenberg Long/Short Equity Fund                                              1st $500 million--1.50%
                                                                                     Over $500 million--1.45%




*     The advisory fee payable to CSIM varies based on Fund assets.



      CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 7/30/10 (unless the expense limitation agreement between CSIM and the Trust (the "Expense Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds' business) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.


      Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

      Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.


      During the fiscal years ended March 31, 2008, 2007, and 2006, the Funds owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived, the following amounts:

                    FUND                             TIME PERIOD           MANAGEMENT FEE        AMOUNT WAIVED
                    ----                             -----------           --------------        -------------
Laudus Rosenberg U.S. Large Capitalization          4/1/07 to 3/31/08            $786,790               $8,919
Fund                                                4/1/06 to 3/31/07            $755,139              $20,097
                                                    4/1/05 to 3/31/06            $353,689              $70,080

Laudus Rosenberg U.S. Large Capitalization          4/1/07 to 3/31/08            $523,784              $12,720
Growth Fund                                         4/1/06 to 3/31/07            $442,371              $38,530
                                                    4/1/05 to 3/31/06            $153,513              $76,629

Laudus Rosenberg U.S. Large Capitalization          4/1/07 to 3/31/08             $50,238             $125,002
Value Fund                                          4/1/06 to 3/31/07             $56,434             $103,613
                                                   5/2/05* to 3/31/06             $41,241              $41,241

Laudus Rosenberg U.S. Discovery Fund                4/1/07 to 3/31/08          $7,999,076                   $0
                                                    4/1/06 to 3/31/07          $8,486,860              $26,377
                                                    4/1/05 to 3/31/06          $5,541,812               $2,314

Laudus Rosenberg U.S. Small Capitalization          4/1/07 to 3/31/08          $7,860,014                   $0
Fund                                                4/1/06 to 3/31/07         $10,332,828                   $0
                                                    4/1/05 to 3/31/06         $11,109,627                   $0

Laudus Rosenberg International Equity Fund          4/1/07 to 3/31/08          $1,139,805              $13,740
                                                    4/1/06 to 3/31/07          $1,081,253              $35,568
                                                    4/1/05 to 3/31/06            $268,906             $197,117

Laudus Rosenberg International Small                4/1/07 to 3/31/08         $17,806,108                   $0
Capitalization Fund                                 4/1/06 to 3/31/07         $15,538,325                   $0
                                                    4/1/05 to 3/31/06          $9,068,500                   $0

Laudus Rosenberg Long/Short Equity Fund             4/1/07 to 3/31/08          $4,096,280                   $0
                                                    4/1/06 to 3/31/07          $4,352,245               $2,516
                                                    4/1/05 to 3/31/06          $2,817,721               $3,296

Laudus Rosenberg International Discovery Fund       4/1/07 to 3/31/08          $1,756,110             $254,370
                                                  *5/31/06 to 3/31/07            $469,135             $167,493


*     Commencement of operations.

SUBADVISORY AGREEMENT

About AXA Rosenberg

      AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

      AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).

      Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

      AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

      Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

      The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:


NAME                                          POSITION
Stephane Prunet............................   Global Chief Executive Officer
Kenneth Reid...............................   Global Chief Investment Officer
William E. Ricks...........................   Chief Executive Officer and Chief Investment Officer
                                              of North America
Barr Rosenberg.............................   Chairman
Vincent Ordenneau..........................   Global Chief Financial Officer
William R. Wiebe...........................   Global Head of Legal and Compliance

      The Trust and CSIM have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Funds (each a "Subadviser Agreement"). Under each Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

      The Funds do not pay AXA Rosenberg's compensation under the Subadviser
Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2.0% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund through December 31, 2006) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts.


      In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for the Funds' assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee.

Base Subadvisory Fee

      This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. The assets under management adjustment and the performance adjustment are described in the sections that follow. As described more fully below, CSIM will pay a fee to AXA Rosenberg in respect of each Fund's average daily net assets at up to three different base subadvisory fee rates. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.

      The highest level of subadvisory fee is payable on Fund assets up to an amount equaling (i) the assets in such Fund at the time AXA Rosenberg became subadviser (which for the Laudus Rosenberg U.S. Large Capitalization Value Fund is $0.00), plus (ii) the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets at the time AXA Rosenberg became subadviser (the "Existing Assets"). The fee arrangements are different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets.

      Unless the fee payable to CSIM under each Management Contract is increased by the relevant Fund's shareholders (in which case the base subadvisory fee would also be increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of such Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

      All Funds Other Than the Laudus Rosenberg U.S. Small Capitalization Fund. For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund through December 31, 2006) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund through December 31, 2006) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of its excess (the Fund's "Third Tier Assets").


      With respect to the Laudus Rosenberg International Discovery Fund, the base annual subadvisory fee payable to AXA Rosenberg by CSIM and, if any, on coverage of Existing Assets is as follows, on an annualized basis, 0.50% of the Fund's average daily net assets up to $500 million; and 0.40% of the Fund's average daily net assets in excess of $500 million and the coverage of Existing Assets.

      Laudus Rosenberg U.S. Small Capitalization Fund. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows, on an annualized basis, 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of its Existing Assets.


FUND                                                                BASE SUBADVISORY FEE*
----                                                                ---------------------
Laudus Rosenberg U.S. Large Capitalization Fund                     0.338% of Existing Assets
                                                                    0.30% of Second Tier Assets
                                                                    0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Growth Fund              0.338% of Existing Assets
                                                                    0.30% of Second Tier Assets
                                                                    0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Value Fund               0.338% of Existing Assets+
                                                                    0.30% of Second Tier Assets
                                                                    0.225% of Third Tier Assets

Laudus Rosenberg U.S. Discovery Fund                                0.405% of Existing Assets
                                                                    0.36% of Second Tier Assets
                                                                    0.27% of Third Tier Assets

Laudus Rosenberg U.S. Small Capitalization Fund                     0.72% of Existing Assets
                                                                    0.405% of All Other Assets

Laudus Rosenberg International Equity Fund                          0.383% of Existing Assets
                                                                    0.34% of Second Tier Assets
                                                                    0.255% of Third Tier Assets

Laudus Rosenberg International Small Capitalization Fund            0.45% of Existing Assets
                                                                    0.40% of Second Tier Assets
                                                                    0.30% of Third Tier Assets

FUND                                                                BASE SUBADVISORY FEE*
----                                                                ---------------------
Laudus Rosenberg International Discovery Fund                       0.50% of Existing Assets+
                                                                    0.50% up to $500 Million
                                                                    0.40% of All Other Assets

Laudus Rosenberg Long/Short Equity Fund                             0.675% of Existing Assets
                                                                    0.60% of Second Tier Assets
                                                                    0.45% of Third Tier Assets


* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

+ For any Laudus Rosenberg Fund for which AXA Rosenberg became subadviser after January 30, 2004, the Fund's Existing Assets will equal the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets as of the time AXA Rosenberg became subadviser, as described above.

Performance Adjustment

      As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.


                GROUP A                                       GROUP B                                GROUP C
                -------                                       -------                                -------
U.S. Large Capitalization Fund                  U.S. Small Capitalization Fund
U.S. Large Capitalization Growth Fund           U.S. Discovery Fund                          Long/Short Equity Fund
U.S. Large Capitalization Value Fund             International Small Capitalization Fund
International Equity Fund                       International Discovery Fund                            -


      Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Group B Funds, or (iii) 2.5% for Group C Funds.


FUND                                                                           BENCHMARK
----                                                                           ---------
Laudus Rosenberg U.S. Large Capitalization Fund                                Russell 1000(R) Index
Laudus Rosenberg U.S. Large Capitalization Growth Fund                         Russell 1000(R) Growth Fund Index
Laudus Rosenberg U.S. Large Capitalization Value Fund                          Russell 1000(R) Value Index
Laudus Rosenberg U.S. Discovery Fund                                           Russell 2500(TM) Index

FUND                                                                           BENCHMARK
----                                                                           ---------
Laudus Rosenberg U.S. Small Capitalization Fund .............................  Russell 2000(R) Index
Laudus Rosenberg International Equity Fund ..................................  MSCI EAFE Index
Laudus Rosenberg International Small Capitalization Fund ....................  S&P/Citigroup World ex-U.S.
                                                                               Extended Market Index and Nomura
                                                                               Global Small Cap World ex-U.S.
                                                                               Index (prior to May 1, 2005)
Laudus Rosenberg International Discovery Fund ...............................  S&P/Citigroup World ex-U.S. Broad
                                                                               Market Index
Laudus Rosenberg Long/Short Equity Fund .....................................  90-Day U.S. Treasury Bills



      The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2.0% and --2.0% for Group B Funds, or 2.5% and -2.5% for Group C Fund and, starting at 1% or -1% (as the case may be) for Group A Funds, 2.0% or --2.0% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Fund, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.



      The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.


                                                                  Performance Adjustment (as a Percentage
                                                                     of the Gross Rate of Compensation
                                                                       Payable by Each Fund to CSIM)
Percentage by Which Fund Performance Exceeds or Falls
         Short of its Benchmark's Performance               Fund Group A        Fund Group B       Fund Group C
         ------------------------------------               ------------        ------------       ------------
                        5.0% (and all higher %s)                5%                  5%                  5%
                        4.5%                                    5%                  5%                  4%
                        4.0%                                    5%                  5%                  3%
                        3.5%                                    5%                  3.75%               2%
                        3.0%                                    5%                  2.5%                1%
                        2.5%                                    5%                  1.25%                0
                        2.0%                                    5%                  0                    0
                        1.5%                                    2.5%                0                    0
                        1.0%                                    0                   0                    0
                        0.5%                                    0                   0                    0
                       -0.5%                                    0                   0                    0
                       -1.0%                                    0                   0                    0
                       -1.5%                                   -2.5%                0                    0
                       -2.0%                                   -5%                  0                    0
                       -2.5%                                   -5%                 -1.25%                0
                       -3.0%                                   -5%                 -2.5%                -1%
                       -3.5%                                   -5%                 -3.75%               -2%

                                                                  Performance Adjustment (as a Percentage
                                                                     of the Gross Rate of Compensation
                                                                       Payable by Each Fund to CSIM)
Percentage by Which Fund Performance Exceeds or Falls
         Short of its Benchmark's Performance               Fund Group A        Fund Group B       Fund Group C
         ------------------------------------               ------------        ------------       ------------
                       -4.0%                                   -5%                 -5%                  -3%
                       -4.5%                                   -5%                 -5%                  -4%
                       -5.0% (and all lower %s)                -5%                 -5%                  -5%

* Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

Assets Uunder Management Adjustments (Applicable to all Funds Except the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Discovery Fund)


      Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds collectively do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Management Contracts. As noted above, CSIM will pay AXA Rosenberg a higher percentage of each Fund's average daily net assets if the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund through December 31, 2006) have not reached certain thresholds.



      Specifically, if the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund through December 31, 2006) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.



      For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund through December 31, 2006) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and
(ii) the S&P 500 Index(R) is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.


      In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.


      During the fiscal years ended March 31, 2008, 2007 and 2006, CSIM owed (and, to the extent not waived, paid to) AXA Rosenberg as subadvisory fees, and AXA Rosenberg, in its capacity as subadviser, has waived, the following amounts:



                                                                                     SUBADVISORY       AMOUNT
                         FUND                                    TIME PERIOD              FEE          WAIVED
                         ----                                    -----------         -----------       ------
Laudus Rosenberg U.S. Large Capitalization Fund              4/1/07 to 3/31/08        $318,895            $0
                                                             4/1/06 to 3/31/07        $321,617            $0
                                                             4/1/05 to 3/31/06        $173,072            $0

                                                                                     SUBADVISORY       AMOUNT
                         FUND                                    TIME PERIOD              FEE          WAIVED
                         ----                                    -----------         -----------       ------
Laudus Rosenberg U.S. Large Capitalization Growth Fund       4/1/07 to 3/31/08        $198,437            $0
                                                             4/1/06 to 3/31/07        $179,120            $0
                                                             4/1/05 to 3/31/06         $66,408            $0

Laudus Rosenberg U.S. Large Capitalization Value Fund        4/1/07 to 3/31/08         $15,071            $0
                                                             4/1/06 to 3/31/07         $17,903            $0
                                                             5/2/05* to 3/31/06        $10,511            $0

Laudus Rosenberg U.S. Discovery Fund                         4/1/07 to 3/31/08      $3,039,168            $0
                                                             4/1/06 to 3/31/07      $3,190,152            $0
                                                             4/1/05 to 3/31/06      $2,234,646            $0

Laudus Rosenberg U.S. Small Capitalization Fund              4/1/07 to 3/31/08      $6,305,239            $0
                                                             4/1/06 to 3/31/07      $7,912,062            $0
                                                             4/1/05 to 3/31/06      $8,877,396            $0

Laudus Rosenberg International Equity Fund                   4/1/07 to 3/31/08        $433,797            $0
                                                             4/1/06 to 3/31/07        $307,209            $0
                                                             4/1/05 to 3/31/06        $104,839            $0

Laudus Rosenberg International Small Capitalization
Fund                                                         4/1/07 to 3/31/08      $6,959,996            $0
                                                             4/1/06 to 3/31/07      $5,950,459            $0
                                                             4/1/05 to 3/31/06      $3,745,326            $0

Laudus Rosenberg International Discovery Fund                4/1/07 to 3/31/08        $878,055            $0
                                                             5/31/06* to 3/31/07      $233,986            $0

Laudus Rosenberg Long/Short Equity Fund                      4/1/07 to 3/31/08      $1,662,743            $0
                                                             4/1/06 to 3/31/07      $1,814,618            $0
                                                             4/1/05 to 3/31/06      $1,246,910            $0


*     Commencement of operations.

      Administrative Services. Effective October 3, 2005, the Trust entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator 1. The Administrator's Asset-Based Fee will be calculated as follows:


1 In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Institutional Trust, Schwab Investments, The Charles Schwab Family of Funds, the Schwab Annuity Portfolios, and the Schwab Capital Trust.

AVERAGE DAILY NET ASSETS                                          FEE
------------------------                                          ---
First $100 billion                                              0.11 bp
Next $60 billion                                                0.07 bp
Thereafter                                                      0.05 bp

For the periods indicated, State Street Bank and Trust Company in its capacity as Administrator was entitled to receive, and waived, the following amounts:


                                                                                        FEES         FEES
                            FUND                                  TIME PERIOD           RECEIVED     WAIVED
                            ----                                  -----------           --------     ------
Laudus Rosenberg U.S. Large Capitalization Fund                4/1/07 to 3/31/08         $1,911        $0
                                                               4/1/06 to 3/31/07         $1,635        $0
                                                               10/3/05 to 3/31/06          $798        $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund         4/1/07 to 3/31/08         $1,693        $0
                                                               4/1/06 to 3/31/07             $0        $0
                                                               10/3/05 to 3/31/06          $689        $0
Laudus Rosenberg U.S. Large Capitalization Value Fund          4/1/07 to 3/31/08         $1,705        $0
                                                               4/1/06 to 3/31/07         $1,020        $0
                                                               10/3/05 to 3/31/06          $590        $0
Laudus Rosenberg U.S. Discovery Fund                           4/1/07 to 3/31/08         $8,661        $0
                                                               4/1/06 to 3/31/07             $0        $0
                                                               10/3/05 to 3/31/06        $4,196        $0
Laudus Rosenberg U.S. Small Capitalization Fund                4/1/07 to 3/31/08         $8,523        $0
                                                               4/1/06 to 3/31/07             $0        $0
                                                               10/3/05 to 3/31/06        $6,397        $0
Laudus Rosenberg International Equity Fund                     4/1/07 to 3/31/08         $2,225        $0
                                                               4/1/06 to 3/31/07           $665        $0
                                                               10/3/05 to 3/31/06          $719        $0
Laudus Rosenberg International Small Capitalization Fund       4/1/07 to 3/31/08        $17,916        $0
                                                               4/1/06 to 3/31/07             $0        $0
                                                               10/3/05 to 3/31/06        $5,753        $0
Laudus Rosenberg International Discovery Fund                  4/1/07 to 3/31/08         $2,407        $0
                                                               *5/31/06 to 3/31/07       $1,200        $0
Laudus Rosenberg Long/Short Equity Fund                        4/1/07 to 3/31/08          3,412        $0
                                                               4/1/06 to 3/31/07             $0        $0
                                                               10/3/05 to 3/31/06        $1,577        $0


*     Commencement of operations.

      Prior to October 3, 2005, the Funds' administrator was BISYS Fund Services Ohio, Inc. ("BISYS"). For the periods indicated, BISYS was entitled to receive, and waived, the following amounts:


                                                                                ENTITLED TO
                           FUND                                 TIME PERIOD       RECEIVE         WAIVED
                           ----                                 -----------       --------        ------
Laudus Rosenberg U.S. Small Capitalization Fund             4/1/05 to 10/2/05     $344,435          $0
                                                            4/1/04 to 3/31/05     $762,324          $0
Laudus Rosenberg U.S. Discovery Fund                        4/1/05 to 10/2/05     $121,460          $0
                                                            4/1/04 to 3/31/05     $108,440          $0

                                                                                   ENTITLED TO
                           FUND                                 TIME PERIOD          RECEIVE       WAIVED
                           ----                                 -----------        -----------     ------
Laudus Rosenberg U.S. Large Capitalization Fund             4/01/05 to 10/2/05    $11,845            $0
                                                            4/1/04 to 3/31/05     $27,074            $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund      4/1/05 to 10/2/05     $2,805             $0
                                                            4/1/04 to 3/31/05     $3,955             $0
                                                            5/2/05 (inception
Laudus Rosenberg U.S. Large Capitalization Value Fund       date) to 10/2/05      $1,245             $0
Laudus Rosenberg International Equity Fund                  4/1/05 to 10/2/05     $8,027             $0
                                                            4/1/04 to 3/31/05     $10,347            $0
Laudus Rosenberg International Small
Capitalization Fund                                         4/1/05 to 10/2/05     $197,388           $0
                                                            4/1/04 to 3/31/05     $152,925           $0
Laudus Rosenberg Long/Short Equity Fund                     4/1/05 to 10/2/05     $42,018            $0
                                                            4/1/04 to 3/31/05     $66,352            $0



      Effective October 3, 2005, the Trust also entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the Funds. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 9 above). The Fund Accountant's Asset-Based Fee will be calculated as follows:


AVERAGE DAILY NET ASSETS                                          FEE
------------------------                                          ---
First $100 billion                                              0.25 bp
Next $60 billion                                                0.18 bp
Thereafter                                                      0.13 bp

      In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each of the Laudus Rosenberg International Equity, Laudus Rosenberg International Small Capitalization, and Laudus Rosenberg International Discovery, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.

      For the periods indicated, State Street Bank and Trust Company in its capacity as Fund Accountant was entitled to receive, and waived, the following amounts:


                                                                                                    FEES
                      FUND                                    TIME PERIOD       FEES RECEIVED      WAIVED
                      ----                                    -----------       -------------      ------
Laudus Rosenberg U.S. Large Capitalization Fund           4/1/07 to 3/31/08        $40,623           $0
                                                          4/1/06 to 3/31/07        $36,034           $0
                                                          10/3/05 to 3/31/06       $20,588           $0
Laudus Rosenberg U.S. Large Capitalization
Growth Fund                                               4/1/07 to 3/31/08        $44,610           $0
                                                          4/1/06 to 3/31/07        $41,908           $0
                                                          10/3/05 to 3/31/06       $16,571           $0
Laudus Rosenberg U.S. Large Capitalization Value
Fund                                                      4/1/07 to 3/31/08        $38,031           $0
                                                          4/1/06 to 3/31/07        $33,343           $0
                                                          10/3/05 to 3/31/06       $18,820           $0
Laudus Rosenberg U.S. Discovery Fund                      4/1/07 to 3/31/08        $74,266           $0
                                                          4/1/06 to 3/31/07        $81,497           $0
                                                          10/3/05 to 3/31/06       $42,744           $0
Laudus Rosenberg U.S. Small Capitalization Fund           4/1/07 to 3/31/08        $69,443           $0
                                                          4/1/06 to 3/31/07        $84,709           $0
                                                          10/3/05 to 3/31/06       $46,019           $0
Laudus Rosenberg International Equity Fund                4/1/07 to 3/31/08        $84,255           $0
                                                          4/1/06 to 3/31/07        $74,697           $0
                                                          10/3/05 to 3/31/06       $32,177           $0
Laudus Rosenberg International Small
Capitalization Fund                                       4/1/07 to 3/31/08       $163,052           $0
                                                          4/1/06 to 3/31/07       $214,548           $0
                                                          10/3/05 to 3/31/06       $86,243           $0
Laudus Rosenberg International Discovery Fund             4/1/07 to 3/31/08        $99,003           $0
                                                          *5/31/06 to 3/31/07      $54,100           $0
Laudus Rosenberg Long/Short Equity Fund                   4/1/07 to 3/31/08        $68,819           $0
                                                          4/1/06 to 3/31/07        $77,236           $0
                                                          10/3/05 to 3/31/06       $33,761           $0


*     Commencement of operations.

Prior to October 3, 2005, the Funds' fund accountant was BISYS. For the periods indicated, the Funds paid, and BISYS waived, the following amounts in fund accounting fees:


                                                                                     ENTITLED TO
                             FUND                                  TIME PERIOD         RECEIVE       WAIVED
                             ----                                  -----------       -----------     ------
Laudus Rosenberg U.S. Large Capitalization Fund                 4/1/05 to 10/2/05      $21,419         $0
                                                                4/1/04 to 3/31/05      $43,404         $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund          4/1/05 to 10/2/05      $30,038         $0
                                                                4/1/04 to 3/31/05      $43,638         $0
Laudus Rosenberg U.S. Large Capitalization Value Fund           5/2/05 (inception      $18,267         $0
                                                                date) to 10/2/05
Laudus Rosenberg U.S. Discovery Fund                            4/1/05 to 10/2/05      $29,260         $0
                                                                4/1/04 to 3/31/05      $54,787         $0
Laudus Rosenberg U.S. Small Capitalization Fund                 4/1/05 to 10/2/05      $23,104         $0
                                                                4/1/04 to 3/31/05      $44,550         $0
Laudus Rosenberg International Equity Fund                      4/1/05 to 10/2/05      $49,922         $0
                                                                4/1/04 to 3/31/05      $85,989         $0
Laudus Rosenberg International Small Capitalization Fund        4/1/05 to 10/2/05      $84,052         $0
                                                                4/1/04 to 3/31/05     $142,092         $0
Laudus Rosenberg Long/Short Equity Fund                         4/1/05 to 10/2/05      $31,277         $0
                                                                4/1/04 to 3/31/05      $57,147         $0



*     Commencement of operations.


      Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading "Management of the Funds -- Distributor," effective October 3, 2005 Select Shares and Investor Shares of each Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund was closed to all investors, effective May 31, 2007, except the fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the fund as an investment option prior to May 31, 2007. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg U.S. Discovery Fund ("Existing Shareholders") may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the Funds. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds may include retirement plans that held shares of either Fund at the time of that Fund's closing, as well as the participants of those retirement plans even if such participants have joined the retirement plan since the time of the Fund's closing. Existing shareholders also may include retirement plans sponsored by a sponsor of a retirement plan currently invested in the closed Fund, even if the retirement plan was not an investor at the time of the Fund's closing. In addition, investment advisers and wrap accounts may be considered existing shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts may also be considered existing shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of that Fund's closing. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization and Laudus Rosenberg U.S. Discovery Funds or the lifting of restrictions on different classes of investors and/or transactions. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.


      Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares of the Funds and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. In addition, pursuant to the Service Plan described in the Prospectus, in connection with the provision of personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Distributor receives certain servicing fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to the financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the Fund. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Select Shares.


      Effective October 3, 2005, ALPS Distributor, Inc. acts as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and ALPS Distributor, Inc. paid intermediaries as follows:


                                                            DISTRIBUTION EXPENSES      PAID OUT BY DISTRIBUTOR
FUND                             TIME PERIOD                INCURRED BY THE FUND       AS DESCRIBED ABOVE
----                             -----------                --------------------          ---------------
Laudus Rosenberg U.S.            4/1/07 to
Large Capitalization Fund        3/31/08                          $24,914                     $24,914
                                 4/1/06 to
                                 3/31/07                          $25,202                     $25,202
                                 10/3/05 to 3/31/06               $10,461                     $10,461
Laudus Rosenberg U.S.
Large Capitalization             4/1/07 to
Growth Fund                      3/31/08                           $6,816                      $6,816
                                 4/1/06 to
                                 3/31/07                           $5,029                      $5,029
                                 10/3/05 to 3/31/06                $2,235                      $2,235

                                                            DISTRIBUTION EXPENSES      PAID OUT BY DISTRIBUTOR
FUND                             TIME PERIOD                INCURRED BY THE FUND       AS DESCRIBED ABOVE
----                             -----------                --------------------          ---------------
Laudus Rosenberg U.S.
Large Capitalization Value       4/1/07 to
Fund                             3/31/08                            $1,319                     $1,319
                                 4/1/06 to
                                 3/31/07                            $1,070                     $1,070
                                 10/3/05 to 3/31/06                   $149                       $149
Laudus Rosenberg U.S.            4/1/07 to
Discovery Fund                   3/31/08                          $506,558                   $506,558
                                 4/1/06 to
                                 3/31/07                          $639,781                   $639,781
                                 10/3/05 to 3/31/06               $307,739                   $307,739
Laudus Rosenberg U.S.            4/1/07 to
Small Capitalization Fund        3/31/08                          $593,285                   $593,285
                                 4/1/06 to
                                 3/31/07                          $713,458                   $713,458
                                 10/3/05 to 3/31/06               $373,196                   $373,196
Laudus Rosenberg                 4/1/07 to
International Equity Fund        3/31/08                           $96,769                    $96,769
                                 4/1/06 to
                                 3/31/07                          $128,048                   $128,048
                                 10/3/05 to 3/31/06                $18,882                    $18,882
Laudus Rosenberg
International Small              4/1/07 to
Capitalization Fund              3/31/08                        $1,996,369                 $1,996,369
                                 4/1/06 to
                                 3/31/07                        $1,985,119                 $1,985,119
                                 10/3/05 to 3/31/06               $829,193                   $829,193
Laudus Rosenberg
International Discovery          4/1/07 to
Fund                             3/31/08                          $278,187                   $278,187
                                 *5/31/06 to
                                 3/31/07                           $85,588                    $85,588
Laudus Rosenberg                 4/1/07 to
Long/Short Equity Fund           3/31/08                           $98,223                    $98,223
                                 4/1/06 to
                                 3/31/07                          $168,325                   $168,325
                                 10/3/05 to 3/31/06                $64,490                    $64,490


*     Commencement of operations.


      The Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Trustees of the Trust and (ii) those Trustees of the Trust who are not "interested persons" (as defined under the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (referred to as the "Qualified Trustees"), cast in person at a Board of Trustees meeting called for the purpose of voting on the Plan. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Plan without the approval of shareholders holding a majority of the outstanding voting securities of the relevant class of the fund. All material amendments to the Plan must be approved by votes of the majority of both (i) the Trustees of the Fund and (ii) the Qualified Trustees. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. The Distributor's Contract may be terminated with respect to any Fund or share class thereof at any time on 60 days' written notice without penalty either by the Distributor, by the Fund or class, or by the Trust and will terminate automatically in the event of its assignment.



      The Distributor's Contract will continue in effect with respect to each class of shares to which they relate for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved
(i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose.


      If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

      The Trustees believe that the Plan will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plan, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.

      The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


      Custodial Arrangements. The Trust's custodians are: Custodial Trust Company ("CTC") Princeton, NJ 08540, for the Laudus Rosenberg Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg U.S. Large Capitalization Growth Fund, (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

      Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements, assists in the preparation of the Trust's federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

      Codes Of Ethics. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.


                             PORTFOLIO TRANSACTIONS

      Investment Decisions. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

      Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.


      AXA Rosenberg makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. AXA Rosenberg responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes.


      Brokerage and Research Services. It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

      In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

      AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

      AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (i.e., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the 1934 Act. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.

      For the period indicated, the Funds paid brokerage commissions as follows:


                                                   4/1/05 -- 3/31/06   4/1/06 -- 3/31/07   4/1/07 -- 3/31/08
                                                   -----------------   -----------------   -----------------
Laudus Rosenberg U.S. Large Capitalization Fund             $106,027            $198,588            $181,380

Laudus Rosenberg U.S. Large Capitalization                   $32,113             $59,151             $55,517
Growth Fund

Laudus Rosenberg U.S. Large Capitalization                    $8,908              $9,090              $3,935
Value Fund *

                                                    4/1/05 -- 3/31/06   4/1/06 -- 3/31/07   4/1/07 -- 3/31/08
                                                    -----------------   -----------------   -----------------
Laudus Rosenberg U.S. Discovery Fund                       $1,633,382          $1,686,397          $1,359,406

Laudus Rosenberg U.S. Small Capitalization Fund            $2,566,530          $2,488,557       $1,488,316***

Laudus Rosenberg International Equity Fund                    $17,279             $70,639             $56,787

Laudus Rosenberg International Small
Capitalization Fund                                          $896,640          $1,071,949          $1,481,661

Laudus Rosenberg International Discovery Fund**           n/a                     $74,767        $272,122****

Laudus Rosenberg Long/Short Equity Fund                    $1,016,073          $1,410,994          $1,138,979


*     Commencement of operations: May 2, 2005.

**    Commencement of operations: May 31, 2006.


*** The Fund paid fewer brokerage commissions due decreased trading activity relating to a decline in assets over the previous year.



**** The Fund paid more brokerage commissions due to increased trading activity relating to an increase in assets over the previous year.



                             REGULAR BROKER-DEALERS


A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended March 31, 2008, certain of the funds purchased securities issued by the following regular broker-dealers:



                                                      REGULAR BROKER DEALER       VALUE OF HOLDINGS
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND             UBS Securities, LLC        198,000.00

LAUDUS ROSENBERG US LARGE CAP FUND                      Bank of New York          342,000.00
                                                       State Street Bank &
                                                            Trust Co.             188,000.00

                                                       State Street Bank &
LAUDUS ROSENBERG US LARGE CAP GROWTH FUND                   Trust Co.             347,000.00
                                                       Goldman Sachs & Co.        149,000.00


      Performance Comparisons. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc.

and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."


         Interests in the Trust's portfolios are currently represented by shares of thirteen series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg Long/Short Equity Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Emerging Markets Fund, and Laudus Mondrian International Fixed Income Fund issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.



       The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Select Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares: Select Shares and Investor Shares. As outlined in the funds' prospectus, each share class has different minimum investments and different expense.


         Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.


VOTING RIGHTS


         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

         Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.


         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.


         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, amend the Declaration of Trust to combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.


PROXY VOTING


         The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds' website at www.laudusfunds.com. It is also available in the Funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.


         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


OWNERS OF 5% OR MORE OF A FUND'S SHARES.


         The table at Appendix B sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 15, 2008. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

         The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 1, 2008.


                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

         Information regarding the availability of the Funds' portfolio securities can be obtained by calling 1.800.447.3332.

         The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the Funds' shareholders; and (ii) that no conflict exists between the interests of the Funds' shareholders and those of the Funds' Adviser, subadviser or principal underwriter.

         Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.


         A complete list of each fund's portfolio holdings is published on the Laudus website at www.laudus.com, under "Analysis & Commentary", typically 30-40 days after the end of each Laudus Mondrian Fund's fiscal quarter (which is also a calendar quarter-end) and 60-80 days after the end of each Laudus Rosenberg Fund's fiscal quarter (which is also a calendar quarter-end). The portfolio holdings information available on the funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The funds provide on the website quarterly information regarding certain attributes of a fund's portfolio, such as a fund's top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 20-30 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.



         Each Fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the Funds determines that the disclosure is in the best interests of the Funds and that there are no conflicts of interest between the Fund's shareholders and Fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information. The Funds' service providers, including, without limitation, the Adviser, Subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the funds. The names of those persons to whom the funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CSIM, AXA Rosenberg, CTC, ISS Governance Services (a division of RiskMetrics Group) and State Street Bank and Trust Company, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers, ALPS and Glass Lewis, as a service provider to the funds, receives this information on a as-needed basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider's contract with the Trust or by the nature of the service provider's relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust's Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes a fund to hold
(i) 5% or more of such iShares Fund's total outstanding voting securities, and
(ii) 10% or more of such iShares Fund's total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing a fund to acquire more than 3% of an open-end iShares Fund's outstanding shares, notify the open-end iShares Fund of the investment.


         The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a Fund in connection with or relating to a Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

         Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a Fund. Commentary and analysis includes, but is not limited to, the allocation of a Fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a Fund.

         Neither the Funds nor the Funds' Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

         Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.


                        PURCHASE AND REDEMPTION OF SHARES


         The funds are open each day that the NYSE is open. The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2008: New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.



         The Laudus Rosenberg U.S. Small Capitalization Fund closed to new investors on October 15, 2003. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. As described in more detail in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of these Funds. The Laudus Rosenberg International Small Capitalization Fund closed to all investors, effective May 31, 2007, except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007.


         As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.


                              FINANCIAL STATEMENTS


         The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds in the Funds' Annual Reports for the period ended March 31, 2008 (the "Annual Reports") are incorporated herein by reference to such Annual Reports. Copies of such Annual Reports are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.800.447.3332.

         The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

         APPENDIX A - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES



Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.



The Boards of Trustees (the "Trustees") of The Laudus Trust, and Laudus Institutional Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.


To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

         Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

         ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.

         For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

         With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Laudus Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Laudus Funds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the Laudus Funds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

         In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.

         Conflicts of Interest. Except as described above for proxies of mutual funds, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis's recommendations as provided to ISS. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

         Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory



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schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;


      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.



In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.



         Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.

         Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.


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PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS 2008 PROXY VOTING GUIDELINES:


Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007




1. AUDITORS

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;


      - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or



      -     Fees for non-audit services ("other" fees) are excessive.



Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:



      -     The tenure of the audit firm;



      -     The length of rotation specified in the proposal;



      -     Any significant audit-related issues at the company;



      -     The number of audit committee meetings held each year;



      -     The number of financial experts serving on the committee; and



      - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


2. BOARD OF DIRECTORS


Voting on Director Nominees in Uncontested Elections Vote AGAINST or WITHHOLD from individual directors who:



      - Attend less than 75 percent of the board and committee meetings without a valid excuse;


      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.


Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:



      - The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;



      - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;



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



      - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;



      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);



      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);


      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;


      - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;



      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;



      - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.



Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:


      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;


      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;


      -     The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:


      - The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");



      - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or



      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.


Vote AGAINST or WITHHOLD from the members of the compensation committee if:


      - There is a negative correlation between the chief executive's pay and company performance;


      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;


      - The company fails to fulfill the terms of a burn-rate commitment made to shareholders;


      -     The company has backdated options (see "Options Backdating" policy);


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


      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.


Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


Classification/Declassification of the Board


Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.




Cumulative Voting



Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:



      - The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and



      - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.



Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).



Independent Chair (Separate Chair/CEO)


Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:



      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:



      - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;



            - serves as liaison between the chairman and the independent directors;



            -     approves information sent to the board;



            -     approves meeting agendas for the board;



            - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;



            - has the authority to call meetings of the independent directors;



            - if requested by major shareholders, ensures that he is available for consultation and direct communication;



      - The company publicly discloses a comparison of the duties of its independent lead director and its chairman;



      - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;


      -     Two-thirds independent board;


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



      -     All independent key committees;



      -     Established governance guidelines;



      - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and



      -     The company does not have any problematic governance issues.



Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.



* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).



Majority Vote Shareholder Proposals


Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.




Open Access



Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:



      -     The ownership threshold proposed in the resolution;



      - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.


3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.


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



Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:



      - The election of fewer than 50 percent of the directors to be elected is contested in the election;



      -     One or more of the dissident's candidates is elected;



      - Shareholders are not permitted to cumulate their votes for directors; and



      - The election occurred, and the expenses were incurred, after the adoption of this bylaw.


4. TAKEOVER DEFENSES

Poison Pills


Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:


      -     Shareholders have approved the adoption of the plan; or


      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.



Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.



Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:



      -     No lower than a 20 percent trigger, flip-in or flip-over;


      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;


      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.


Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


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
5. MERGERS AND CORPORATE RESTRUCTURINGS


For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.


      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.


      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.



            - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.



            - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.




6. STATE OF INCORPORATION



REINCORPORATION PROPOSALS



Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:



-     The reasons for reincorporating;



-     A comparison of the governance provisions;



-     Comparative economic benefits; and



-     A comparison of the jurisdictional laws.




7. CAPITAL STRUCTURE



Common Stock Authorization



Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable



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


increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:



      -     Rationale;



      - Good performance with respect to peers and index on a five-year total shareholder return basis;



      -     Absence of non-shareholder approved poison pill;



      -     Reasonable equity compensation burn rate;



      -     No non-shareholder approved pay plans; and



      -     Absence of egregious equity compensation practices.




Dual-Class Stock



Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:



      - It is intended for financing purposes with minimal or no dilution to current shareholders;



      - It is not designed to preserve the voting power of an insider or significant shareholder.




Issue Stock for Use with Rights Plan


Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.




8. Executive and Director Compensation



Equity Compensation Plans



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


Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:



      -     The total cost of the company's equity plans is unreasonable;



      - The plan expressly permits the repricing of stock options without prior shareholder approval;



      -     There is a disconnect between CEO pay and the company's performance;



      - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or



      -     The plan is a vehicle for poor pay practices.



Poor Pay Practices



Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:



      - Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);



      - Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);



      - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);



      - Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;



      - New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);



      - Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;



            - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level); -



            - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);



            - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;



- Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);



- Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);



-     Other excessive compensation payouts or poor pay practices at the company.



DIRECTOR COMPENSATION



Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.



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On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



      - Director stock ownership guidelines with a minimum of three times the annual cash retainer.



      -     Vesting schedule or mandatory holding/deferral period: -



            - A minimum vesting of three years for stock options or restricted stock; or --



            - Deferred stock payable at the end of a three-year deferral period.



      -     Mix between cash and equity:



            - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or



            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



      - No retirement/benefits and perquisites provided to non-employee directors; and



      - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



Employee Stock Purchase Plans--Qualified Plans



Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



      -     Purchase price is at least 85 percent of fair market value;



      -     Offering period is 27 months or less; and



      - The number of shares allocated to the plan is 10 percent or less of the outstanding shares.



Vote AGAINST qualified employee stock purchase plans where any of the following apply:



      -     Purchase price is less than 85 percent of fair market value; or



      -     Offering period is greater than 27 months; or



      - The number of shares allocated to the plan is more than 10 percent of the outstanding shares.



Employee Stock Purchase Plans--Non-Qualified Plans



Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);



      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;



      - No discount on the stock price on the date of purchase since there is a company matching contribution.



Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.




Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:



      - Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);


      -     Length of time of options backdating;

      -     Size of restatement due to options backdating;


      - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;


      - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.


Option Exchange Programs/Repricing Options



Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:



      - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;



      - Rationale for the re-pricing--was the stock price decline beyond management's control?



      -     Is this a value-for-value exchange?



      -     Are surrendered stock options added back to the plan reserve?



      - Option vesting--does the new option vest immediately or is there a black-out period?



      - Term of the option--the term should remain the same as that of the replaced option;



      -     Exercise price--should be set at fair market or a premium to market;



      -     Participants--executive officers and directors should be excluded.



If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.



Vote FOR shareholder proposals to put option repricings to a shareholder vote.



Stock Plans in Lieu of Cash



Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash



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compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.




Transfer Programs of Stock Options



Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.



Vote CASE-BY-CASE on one-time transfers. Vote FOR if:



      - Executive officers and non-employee directors are excluded from participating;



      - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;



      - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.



Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.



Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:



      -     Eligibility;



      -     Vesting;



      -     Bid-price;



      -     Term of options;



      - Transfer value to third-party financial institution, employees and the company.



Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.




SHAREHOLDER PROPOSALS ON COMPENSATION



ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)



Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.




Compensation Consultants--Disclosure of Board or Company's Utilization Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.




Disclosure/Setting Levels or Types of Compensation for Executives and Directors




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Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.




Pay for Superior Performance



Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:



      - Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;



      - Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;



      - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;



      - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;



      - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.



      -     Consider the following factors in evaluating this proposal:



      - What aspects of the company's annual and long-term equity incentive programs are performance-driven?



      - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?



      - Can shareholders assess the correlation between pay and performance based on the current disclosure?



      - What type of industry and stage of business cycle does the company belong to?



PERFORMANCE-BASED AWARDS



Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:



     - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.



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     -   Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.



In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.




Pre-Arranged Trading Plans (10b5-1 Plans)



Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:



      - Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;




      - Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;



      - Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;



      - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;



      -     An executive may not trade in company stock outside the 10b5-1 Plan.



      - Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.



Recoup Bonuses



Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:



      -     If the company has adopted a formal recoupment bonus policy; or



      - If the company has chronic restatement history or material financial problems.



Severance Agreements for Executives/Golden Parachutes



Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:



      -     The triggering mechanism should be beyond the control of management;



      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);



      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.



Supplemental Executive Retirement Plans (SERPs)



Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals



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requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.




9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES



Consumer Lending



Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:



      - Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;



      - Whether the company has adequately disclosed the financial risks of the lending products in question;



      - Whether the company has been subject to violations of lending laws or serious lending controversies;



      -     Peer companies' policies to prevent abusive lending practices.



Pharmaceutical Pricing



Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.



Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:



      -     The existing level of disclosure on pricing policies;



      -     Deviation from established industry pricing norms;



      - The company's existing initiatives to provide its products to needy consumers;




      - Whether the proposal focuses on specific products or geographic regions.



Product Safety and Toxic Materials



Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:



      - The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;



      - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and



      - The company has not been recently involved in relevant significant controversies or violations.



Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:



      -     Current regulations in the markets in which the company operates;



      - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and



      -     The current level of disclosure on this topic.



Climate Change



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In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:



      - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;



      - The company's level of disclosure is comparable to or better than information provided by industry peers; and



      - There are no significant fines, penalties, or litigation associated with the company's environmental performance.



Greenhouse Gas Emissions



Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.




Political Contributions and Trade Associations Spending



Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:



      - The company is in compliance with laws governing corporate political activities; and



      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.



Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:



      - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and



      - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.



Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.




Sustainability Reporting



Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:



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      -     The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or



      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.




GLASS LEWIS SUMMARY DOMESTIC PROXY PAPER POLICY GUIDELINES:




I.  ELECTION OF DIRECTORS



Board of Directors



Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.



Board Composition



We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.



We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.



We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.



In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company's voting stock.



We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.


Although we typically vote for the election of directors, we will withhold from directors for the following reasons:


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      -     A director who attends less than 75% of the board and applicable committee meetings.


      - A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

      - A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.


      - All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.



We also feel that the following conflicts of interest may hinder a director's performance and will therefore withhold from a:



      -     CFO who presently sits on the board.


      -     Director who presently sits on an excessive number of boards


      - Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.



      - Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.



      -     Director with an interlocking directorship.



Board Committee Composition



All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.



Review of the Compensation Discussion and Analysis Report



We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.



Separation of the roles of Chairman and CEO



Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.



We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.



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We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.


In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.



Majority Voting for the Election of Directors



Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.



Classified Boards



Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.




Mutual Fund Boards



Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:



      1. We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.



      2. We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.




II.  FINANCIAL REPORTING



Auditor Ratification



We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.



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Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:



      - When audit fees added to audit-related fees total less than one-third of total fees.



      - When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).



      -     When the company has aggressive accounting policies.



      - When the company has poor disclosure or lack of transparency in financial statements.



      - When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.



      - When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.



Auditor Rotation



We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).



Pension Accounting Issues



Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.




III.  COMPENSATION



Equity Based Compensation Plans


Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.


We evaluate option plans based on ten overarching principles:



      -     Companies should seek additional shares only when needed.



      - The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).


      - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

      -     Annual net share count and voting power dilution should be limited.

      - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

      - The expected annual cost of the plan should be proportional to the value of the business.


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      -     The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

      - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

      -     Plans should not permit re-pricing of stock options.


Option Exchanges



Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:



      -     Officers and board members do not participate in the program.



      - The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.



      - The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.



      - Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.



Performance Based Options



We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.



Linking Pay with Performance



Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.



Director Compensation Plans



Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.



Options Expensing



We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies do not to expense options, the


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effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.



Limits on Executive Compensation



Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.



Limits on Executive Stock Options



We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.




IV.  GOVERNANCE STRUCTURE



Anti-Takeover Measures


Poison Pills (Shareholder Rights Plans)


Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.



We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.



In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.



Right of Shareholders to Call a Special Meeting



We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.



Shareholder Action by Written Consent



We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.



Authorized Shares


Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:


     1.  Stock split


     2.  Shareholder defenses

     3.  Financing for acquisitions

     4.  Financing for operations


Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.



Voting Structure


Cumulative Voting


Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.


Supermajority Vote Requirements


Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.



Shareholder Proposals



Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

APPENDIX B -- OWNERS OF 5% OF SHARES OF A FUND



                                                                                                  PERCENT
             FUND                          SHAREHOLDER                       ADDRESS               OWNED
             ----                          -----------                       -------              -------
LAUDUS US SMALL CAP FUND -
INVESTOR SHARES                  MAC & CO                          PO BOX 3198                     36.46%
                                 FBO DOM SALARIED PLAN             PITTSBURGH PA
                                 MUTUAL FUNDS OPERATIONS           15230-3198

                                 NATIONAL FINANCIAL SVCS           200 LIBERTY ST                  26.89%
                                 CORPORATION                       ONE WORLD FINANCIAL CENTER
                                 ATTN MUTUAL FUNDS DEPT 5TH FLOOR  NEW YORK NY
                                                                   10281-1003


                                 MLPF & SMITH                      4800 DEER LAKE DR E             17.74%
                                 FOR SOLE BENEFIT OF ITS           BUILDING 1 SECOND FLOOR
                                 CUSTOMERS                         C WING
                                 ATTN: FDS - GINGER COLE           JACKSONVILLE FL
                                                                   32246-6484

                                 CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                5.15%
                                 FOR THE EXCLUSIVE USE OF          SAN FRANCISCO CA
                                 OUR CUSTOMERS REINVEST ACCOUNT    94104-4151
                                 ATTN MUTUAL FUNDS


LAUDUS US SMALL CAP FUND -
INSTITUTIONAL SHARES             CHARLES SCHWAB & CO INC           101 MONTGOMERY ST               23.99%
                                 FOR THE EXCLUSIVE USE OF          SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

                                 NATIONAL FINANCIAL SVCS           ONE WORLD FINANCIAL CENTER       13.61%
                                 CORPORATION                       NEW YORK NY
                                 ATTN MUTUAL FUNDS DEPT 5TH FLOOR  10281-1003


                                 FIDELITY INVESTMENTS              100 MAGELLAN WAY                  9.86%
                                 INSTITUTIONAL OPERATION CO INC    COVINGTON KY
                                 FIIOC AS AGENT                    41015-1999


                                                                                                   PERCENT
             FUND                          SHAREHOLDER                       ADDRESS                OWNED
             ----                          -----------                       -------               -------
                                 FOR CERTAIN EMPLOYEE BENEFIT
                                 PLANS

                                 STATE STREET BANK & TRUST         105 ROSEMONT AVE WES2N            8.50%
                                 COMPANY IKON OFF SOLUTIONS        WESTWOOD MA
                                 INC RTR & SAVING                  02090-2318

                                 DINGLE & CO                       PO BOX 75000                      6.63%
                                 C/O COMERICA BANK                 DETROIT MI
                                                                   48275-0001

                                 RELIANCE TRUST CO CUST            400 ATRIUM DRIVE                  5.45%
                                 FBO COPELAND RET ACCOUNT          SOMERSET NJ
                                                                   08873-4162

LAUDUS US SMALL CAP FUND -
ADVISER SHARES                   CITIGROUP GLOBAL MARKETS INC      333 WEST 34TH STREET -           19.49%
                                                                   3RD FLOOR
                                                                   NY NY
                                                                   10001-2402

                                 MAC & CO GNCF1018002              PO BOX 3198                      18.65%
                                 MUTUAL FUND OPERATIONS            PITTSBURGH PA
                                                                   15230-3198

                                 VANGUARD FIDUCIARY TRUST CO       PO BOX 2600                      16.08%
                                 VALUE MARKET NETURAL 401K         VALLEY FORGE PA
                                 ATTN OUTSIDE FUNDS                19482-2600

                                 MAC & CO A/C DTCF6006012          PO BOX 3198                       7.48%
                                 FBO GIANT EAGLE EMP SVGS          PITTSBURGH PA
                                 MUTUAL FUNDS OPERATIONS           15230-3198

LAUDUS US DISCOVERY FUND -
INVESTOR SHARES                  NATIONAL FINANCIAL SVCS CORP      ONE WORLD FINANCIAL CENTER       37.97%
                                 ATTENTION MUTUAL FUNDS DEPT       NEW YORK NY
                                 5TH FLOOR                         10281-1003

                                 CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                21.69%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

                                                                                                  PERCENT
             FUND                          SHAREHOLDER                       ADDRESS               OWNED
             ----                          -----------                       -------              -------
DCGT AS TTEE AND OR CUST          711 HIGH ST                      13.11%
                                 FBO PRINCIPAL FINANCIAL GROUP     DES MOINES IA
                                 OMNIB US QUALIFIED ATTN NPIO      50309-2732
                                 TRADE DESK

                                 DCGT AS TTEE AND/OR CUST          711 HIGH ST                      12.40%
                                 FBO THE CHURCH OF GOD             DES MOINES IA
                                 ATTN NPIO TRADE DESK              50309-2732

                                 IMS & CO FOR EXCLUSIVE BENEFIT    717 17TH AT STE 1700              6.62%
                                 OF CUSTOMERS                      DENVER CO
                                                                   80202


LAUDUS US DISCOVERY FUND -
INSTITUTIONAL SHARESL            NATIONAL FINANCIAL SERVICES LLC   200 LIBERTY STREET               43.76%
                                 FOR EXCLUSIVE BENEFIT OF OUR      NEW YORK NY
                                 CUSTOMERS ONE WORLD               10281-1003
                                 FINANCIAL CENTER

                                 CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                17.59%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS



                                 MERCER TRUST COMPANY TTEE FBO     1 INVESTORS WAY                   8.76%
                                 IBEW LOCAL # 134 PENSION PLAN     NORWOOD MA
                                 NO 5 ATTN DC PLAN ADMIN MS C4D    02062-1599

                                 BANK OF OKLAHOMA NA TTEE ONEOK    PO BOX 2180                       5.10%
                                 INC THRIFT PLAN                   TULSA OK
                                                                   74101-2180

LAUDUS US LARGE CAP FUND -
INVESTOR SHARES                  CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                76.88%
                                 FOR THE EXCLUSIVE USE OF          SAN FRANCISCO CA
                                 CUSTOMERS                         94104-4151

                                                                                                  PERCENT
             FUND                          SHAREHOLDER                       ADDRESS               OWNED
             ----                          -----------                       -------              -------
                                 REINVEST ACCOUNT
                                 ATTN MUTUAL FUNDS

                                 VANGUARD FIDUCIARY TRUST CO       PO BOX 2600                      11.29%
                                 VALUE MARKET NETURAL 401K         VALLEY FORGE PA
                                 ATTN OUTSIDE FUNDS                19482-2600

LAUDUS US LARGE CAP FUND -
INSTITUTIONAL SHARES             CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                43.29%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOM REINVEST ACCOUNT           94104-4151
                                 ATTN MUTUAL FUNDS

                                 NATIONAL FINANCIAL SERVICES       200 LIBERTY ST                   32.12%
                                 FOR THE EXCLUSIVE BENEFIT         NEW YORK NY
                                 OF OUR CUST ONE WORLD             10281-1003
                                 FINANCIAL CENTER

                                 SAXON & CO                        PO BOX 7780-1888                 13.51%
                                                                   PHILADELPHIA PA
                                                                   19182-0001

LAUDUS US LARGE CAP GROWTH
FUND - INVESTOR SHARES           CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                66.35%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS


                                 NATIONAL FINANCIAL SERVICES LLC   200 LIBERTY STREET               14.82%
                                 FOR EXCLUSIVE BENEFIT OF OUR      NEW YORK NY
                                 CUSTOMERS ONE WORLD               10281-1003
                                 FINANCIAL CENTER


                                 EQUITABLE LIFE FOR SEPARATE       200 PLAZA DR STE 2                8.72%
                                 ACCT NO 65 ON BEHALF              SECAUCUS NJ
                                                                   07094-3607

                                                                                                  PERCENT
             FUND                          SHAREHOLDER                       ADDRESS               OWNED
             ----                          -----------                       -------              -------
                                 OF VAR 401K EXPEDITER PLANS
                                 ATTN KEN BUTKA

LAUDUS US LARGE CAP GROWTH
FUND - INSTITUTIONAL SHARES      CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                99.86%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

LAUDUS INTERNATIONAL EQUITY
FUND - INVESTOR SHARES           CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                54.69%
                                 FOR THE EXCLUSIVE USE OUR         SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

                                 VANGUARD FIDUCIARY TRUST CO       PO BOX 2600                      16.77%
                                 VALUE MARKET NETURAL 401K         VALLEY FORGE PA
                                 ATTN OUTSIDE FUNDS                19482-2600

                                 NATIONAL FINANCIAL SVCS CORP      200 LIBERTY ST                    7.71%
                                 FOR EXCLUSIVE BENEFIT OF OUR      NEW YORK NY
                                 CUST CHRIS ROBINSON               10281-1003

LAUDUS INTERNATIONAL EQUITY
FUND - INSTITUTIONAL SHARES      SEI PRIVATE TRUST CO              1 FREEDOM VALLEY DR              39.45%
                                 C/O FIRST HAWAIIAN BANK           OAKS PA
                                 FBO 942562151                     19456

                                 FIDELITY INVESTMENTS              100 MAGELLAN WAY                 33.21%
                                 INSTITUTIONAL                     COVINGTON KY
                                 OPERATION CO INC FIIOC AS AGENT   41015-1999
                                 FOR CERTAIN EMPLOYEE BENEFIT
                                 PLANS

                                 CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                24.66%

                                                                                                  PERCENT
             FUND                          SHAREHOLDER                       ADDRESS               OWNED
             ----                          -----------                       -------              -------
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

LAUDUS INTERNATIONAL SMALL CAP
- INVESTOR SHARES                CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                43.72%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS


                                 NATIONAL FINANCIAL SVCS CORP      ONE WORLD FINANCIAL CENTER       24.67%
                                 ATTN MUTUAL FUNDS DEPT            NEW YORK NY
                                                                   10281-1003

                                 US BANK                           PO BOX 1787                       6.49%
                                 FBO PRIVATE ASSET MNGMT OA C/C    MILWAUKEE WI
                                                                   53201-1787

LAUDUS INTERNATIONAL SMALL CAP
- INSTITUTIONAL SHARES           CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                48.42%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOM REINVEST ACCOUNT           94104-4151
                                 ATTN MUTUAL FUNDS

                                 NATIONAL FINANCIAL                ONE WORLD                        16.36%
                                 SERVICES CORPORA                  FINANCIAL CENTER
                                 ATTENTION MUTUAL FUNDS DEPT       NEW YORK NY
                                 5TH FLO                           10281-1003

                                 FIDELITY INVESTMENTS              100 MAGELLAN WAY                  8.17%
                                 INSTITUTIONAL OPERATION CO INC    COVINGTON KY
                                 FIIOC AS AGENT FOR CERTAIN        41015-1999
                                 EMPLOYEE BENEFIT PLANS

LAUDUS LONG/SHORT EQUITY FUND
- INVESTOR SHARES                NATIONAL FINANCIAL SERVICES CORP  ONE WORLD FINANCIAL CENTER       38.08%
                                 ATTENTION MUTUAL FUNDS            NEW YORK NY
                                 DEPT 5TH FLOOR                    10281-1003

                                                                                                  PERCENT
             FUND                          SHAREHOLDER                       ADDRESS               OWNED
             ----                          -----------                       -------              -------

                                 CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                25.00%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOMER REINVEST ACCOUNT         94104-4151
                                 ATTN MUTUAL FUNDS

                                 C/O COMERICA BANK                 PO BOX 75000                      5.81%
                                 DINGLE & CO                       DETROIT MI
                                                                   48275-0001

LAUDUS LONG/SHORT EQUITY FUND
- INSTITUTIONAL SHARES           NATIONAL FINANCIAL SERVICES       ONE WORLD FINANCIAL CENTER       59.32%
                                 CORPORA ATTN MUTUAL FUNDS         NEW YORK NY
                                 DEPT 5TH FLOOR                    10281-1003

                                 CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                26.32%
                                 FOR THE EXCLUSIVE USE OF          SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

                                 VALLEE & CO FBO 9R                11270 WEST PARK PL, STE 400       5.07%
                                 C/O M&I TRUST CO NA, ATTN: MF     MILWAUKEE WI
                                                                   53224-3638

LAUDUS US LARGE CAP VALUE FUND
- INVESTOR SHARES                CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                94.38%
                                 FOR THE EXCLUSIVE USE OF          SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

LAUDUS US LARGE CAP VALUE FUND
- INSTITUTIONAL SHARES           CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                99.52%
                                 FOR THE EXCLUSIVE USE OF          SAN FRANCISCO CA
                                 CUSTOMERS REINVEST ACCOUNT        94104-4151
                                 ATTN MUTUAL FUNDS

LAUDUS INTERNATIONAL DISCOVERY
FUND - INVESTOR SHARES           CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                56.56%

                                                                                                  PERCENT
             FUND                          SHAREHOLDER                       ADDRESS               OWNED
             ----                          -----------                       -------              -------
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOM REINVEST ACCOUNT           94104-4151
                                 ATTN MUTUAL FUNDS

LAUDUS INTERNATIONAL DISCOVERY
FUND - INSTITUTIONAL SHARES      CHARLES SCHWAB & CO INC           101 MONTGOMERY ST                35.23%
                                 FOR THE EXCLUSIVE USE OF OUR      SAN FRANCISCO CA
                                 CUSTOM REINVEST ACCOUNT           94104-4151
                                 ATTN MUTUAL FUNDS

                                 NATIONAL FINANCIAL SVCS           ONE WORLD FINANCIAL CENTER       33.97%
                                 CORPORATION                       NEW YORK NY
                                 ATTN MUTUAL FUNDS DEPT            10281-1003
                                 5TH FLOOR

                                 MORI & CO                         911 MAIN ST STE 201               7.67%
                                                                   KANSAS CITY MO
                                                                   64105-5304

                                 PATTERSON & CO FBO                1525 WEST WT HARRIS BLVD          5.54%
                                 OMNIBUS CASH/CASH/CASH            CHARLOTTE NC
                                                                   28288-0001

                                 FTC & CO                          PO BOX 173736                     5.89%
                                                                   DENVER CO
                                                                   80217-3736

                                  LAUDUS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                    LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND
                       LAUDUS MONDRIAN GLOBAL EQUITY FUND
                      LAUDUS MONDRIAN EMERGING MARKETS FUND
                 LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND


                                  JULY 31, 2008


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Funds' prospectus dated July 31, 2008. To obtain a free copy of the prospectus, please contact Laudus Trust at P.O. Box 8032, Boston, Massachusetts 02266 or visit the funds' website at www.laudus.com.


Each fund is a series of the Laudus Trust (the "Trust").


   The Report of the Independent Registered Public Accounting Firm and financial statements of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund included in the Trust's Annual Report for the period ended March 31, 2008 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the funds at: 1.888.352.8387 or visiting the funds' website at www.laudus.com.


                                TABLE OF CONTENTS


                                                                                                                        Page

INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
     RISKS AND LIMITATIONS.............................................................................................   2
MANAGEMENT OF THE FUNDS................................................................................................  36
INVESTMENT ADVISORY AND OTHER SERVICES ................................................................................  41
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.......................................................................  55
OWNERS OF 5% OR MORE OF A FUND'S SHARES................................................................................  57
DETERMINATION OF NET ASSET VALUE.......................................................................................  59
PURCHASE AND REDEMPTION OF SHARES......................................................................................  59
APPENDIX A -- DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES........................................................  61
APPENDIX B -- RATINGS OF INVESTMENT SECURITIES.........................................................................  83
APPENDIX C -- OWNERS OF 5% PERCENT OF SHARES OF A FUND.................................................................  89




                                                                    REG42313-01

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the funds may be changed without shareholder approval.

                              INVESTMENT OBJECTIVES

LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND seeks long-term capital appreciation.

LAUDUS MONDRIAN GLOBAL EQUITY FUND seeks long-term capital appreciation.


LAUDUS MONDRIAN EMERGING MARKETS FUND seeks long-term capital appreciation.



LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND seeks long-term total return consistent with its value-oriented investment approach.


The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.

                            FUND INVESTMENT POLICIES

The Laudus Mondrian International Equity Fund will invest primarily in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that in the Subadviser's (as defined herein) opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The fund will notify its shareholders at least 60 days before changing this policy. The fund considers an "emerging country" to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index. In considering possible emerging countries in which the fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.


It is the Laudus Mondrian Global Equity Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The fund will notify its shareholders at least 60 days before changing this policy.



The Laudus Mondrian Global Equity Fund will invest in equity securities of both U.S. and non-U.S. issuers, including the securities of emerging market companies, that, is the Subadviser's opinion, are under valued at the time of purchase based on fundamental value analysis employed be the Subadviser.



It is the Laudus Mondrian Emerging Markets Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in the securities of emerging markets issuers. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The Subadviser considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics:
(1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; or (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. The Subadviser determines eligibility based on publicly available information and inquiries made of the companies. The Fund considers an "emerging country" to be any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Index. In addition, any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as any country that is classified by the United Nations or otherwise regarded by its authorities as developing, will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index.



In considering possible emerging countries in which the Fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.



It is the Laudus Mondrian International Fixed Income Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.



Each fund seeks to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code, as amended; however, with the exception of the Global Equity Fund the funds will not be diversified under the Investment Company Act of 1940, as amended. A non-diversified portfolio is believed to be subject to greater risk and volatility because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.


                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution -- a corporate bond substitution -- may increase a fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

BRADY BONDS. The funds may invest in Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers.

Each fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

CAPITAL SECURITIES are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank's capital comprises share capital reserves and a series of hybrid instruments also know as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements ("BIS") for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank's assets. Capital securities may be denominated in U.S. or local currency.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments in a particular industry or group of industries.

CREDIT DEFAULT SWAPS may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The market for these securities has historically been less liquid than investment grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, withholding taxes on income or possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the Investment Adviser (as defined herein) or Subadviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or Subadviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.

EQUITY LINKED SECURITIES. The funds may invest a portion of their assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity linked securities are primarily used by the funds as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the funds invest in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" below.

The funds deposit an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the fund might be unable to obtain its expected benefit. In addition, while the fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See "Options" below. Equity linked securities may be considered illiquid and thus subject to a fund's restrictions on investments in illiquid securities. In some instances, investments in equity linked securities may also be subject to a fund's limitations on investing in investment companies; see "Investment Company Securities" below.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, GDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investment Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A company may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

INITIAL PUBLIC OFFERING. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

EXCHANGE TRADED FUNDS ("ETFS") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.


Pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares and procedures approved by the funds' Board of Trustees, each fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act but not to exceed 25% of a fund's total assets, provided that the fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in a fund.


EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FIXED RATE CAPITAL SECURITIES (FRCSs) are hybrid securities that combine the features of both corporate bonds and preferred stock. FRCSs pay dividends monthly or quarterly. FRCSs are listed on major exchanges and, also, trade on the OTC markets. FRCSs are generally issued by large corporations and are rated by a national rating service organizations ("NRSOs"). FRCSs bear the creditworthiness of the corporate issuer, generally have a stated maturity (20 to 49 years), and, unlike preferred stock, are fully taxable. There are currently three types of FRCSs offered in the marketplace: direct subordinate FRCSs which are offered directly by a corporation and zero coupon partnership preferred and trust preferred FRCS which are issued indirectly by a corporation through a conduit financing vehicle. FRCSs generally rank senior to common stock and preferred stock in a corporation's capital structure, but have a lower security claim than the issuer's corporate bonds. FRCSs generally offer higher yields than corporate bonds or agency securities, but they carry more risks than the higher lien debt. In addition to risks commonly associated with other fixed income securities, FRCSs are subject to certain additional risks. Many FRCs include a "special event" redemption option, allowing the issuer to redeem the securities at the liquidation value if a tax law change disallows the deductibility of payments by the issuer's parent company, or subjects the issue to taxation separate from the parent company. FRCs permit the deferral of payments (without declaring default), if the issuer experiences financial difficulties. Payments may be suspended for some stipulated period, usually up to five years. If the issuer defers payments, the deferred income continues to accrue for tax purposes, even though the investor does not receive cash payments. Such deferrals can only occur if the parent company stops all other stock dividend payments on both common and preferred stock classes. The treatment of investment income from trust and debt securities for federal tax purposes is uncertain and may vary depending on whether the possibility of the issuer deferring payments is, or is not, considered a remote contingency.

FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

FOREIGN CURRENCY TRANSACTIONS. The funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another (as in cross hedging, see below). Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the Investment Adviser or Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the Investment Adviser or Subadviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Adviser or Subadviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The Investment Adviser or Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Although positions are usually marked to market on a daily basis with an intermediary (executing broker) there remains a credit risk with the futures exchange.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well. For example, to efficiently change the duration stance of the fund by buying and/or selling government bond futures.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund. Each fund will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities. Any security may become illiquid at times of market dislocation.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SOVEREIGN DEBT investment can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the fund's income distributions to constitute returns of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which the fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to the fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The Investment Adviser or Subadviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the Investment Adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The Investment Adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the fund does not have privity with the borrower, those institutions from or through whom the fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to the fund its portion of the principal and interest payments on the loan.

Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, the fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, the fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that the fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of the fund's shares.

LOAN PARTICIPATIONS. A fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

A fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.

A fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, if the participation does not shift to a fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the fund's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

In the absence of definitive regulatory guidance, a fund relies on the Investment Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Investment Adviser or Subadviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Investment Adviser or Subadviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of the fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") AND OTHER ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, adjustable rate mortgages, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. The funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities such as credit derivatives or even derivatives of credit derivatives. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results and (v) credit ratings by major credit rating agencies may be no indication of the credit worthiness of the security.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.

Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

NON-TRADITIONAL EQUITY SECURITIES. The funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that a fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of its net assets.

An option contract may be implicitly entered into by purchasing certain securities with built in options. An example of such would be a reverse floating rate note where the buyer is also selling one or more caps on short dated interest rates.

PAY-IN-KIND ('PIK') are instruments that give the issuer an option (during an initial period) either to make coupon payments in cash or in the form of additional bonds.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the Investment Adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the Investment Adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a credit derivative contract (single name or multiname or index), a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the Investment Adviser.

In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the Investment Adviser or Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.


ZERO-COUPON SECURITIES are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specific date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their face amounts or par value. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities.

Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

                             INVESTMENT LIMITATIONS


THE FOLLOWING INVESTMENT LIMITATIONS ARE FUNDAMENTAL AND MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

THE LAUDUS MONDRIAN FUNDS MAY NOT:

1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Purchase or sell commodities or real estate, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Make loans to other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Borrow money, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Issue senior securities, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Underwrite securities issued by other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Laudus Mondrian Global Equity Fund may not:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

BORROWING. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The phrase "shareholder approval" as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a class, a fund or the Trust, as the case may be, or (2) 67% or more of the shares of a class, a fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                               PORTFOLIO TURNOVER

    A change in securities held by a fund is known as "portfolio turnover" and almost always involves the payment by a fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions.

    As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.


    The portfolio turnover rate for the funds as of March 31, 2008 was:



    Laudus Mondrian Emerging Markets Fund             49%
    Laudus Mondrian International Fixed Income Fund    1%


                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.

    The tax status of the funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each fund intends to qualify each year as a regulated investment company ("RIC") under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a fund qualifies for treatment as a RIC, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    If a fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

    In order to avoid an excise tax imposed on certain underdistributed amounts, a fund must distribute prior to each calendar year end without regard to the fund's fiscal year end (i) 98% of the fund's ordinary income, (ii) 98% of the fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the fund is permitted and so elects), and (iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a fund in January of a year is generally deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

    Each the funds may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such funds' investments, but, as discussed in such funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to fund shareholders. A fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the funds generally do not expect to be in the position to make such elections.

    For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a fund's dividends from investment income to the extent derived from dividends received by the fund from domestic corporations, provided the fund and the shareholder each meet the relevant holding period requirements.

    For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

    If the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares.

    Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the fund to which the distribution relates. Any gain resulting from the sale or exchange of fund shares generally will be taxable as capital gains.

    Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

    Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

    Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

    Under current law, each fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general backup withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

    In order for a foreign investor to qualify for exemption from (or reduced rates for) withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

    To the extent such investments are permissible for a particular fund, the fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    Certain transactions effectively insulating a fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the fund to sell assets to meet its distribution requirement.

    THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUNDS


    The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.



    Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser.



    Each of the officers and/or trustees also serves in the same capacity as described for the trust, for the Laudus Institutional Trust. As used herein the term "Family of Investment Companies" collectively refers to the Laudus Trust and Laudus Institutional Trust which, as of June 30, 2008, included 15 funds.



    The tables below provide information about the trustees and officers for the trust, which includes funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of June 30, 2008, the Fund Complex included 84 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.


    The Trustees oversee the general conduct of the funds' business. Certain information concerning the Trustees is set forth below.


                                                                       NUMBER OF
                                                                       PORTFOLIOS
NAME, ADDRESS AND YEAR OF                                                IN FUND
BIRTH; (TERM OF OFFICE AND      PRINCIPAL OCCUPATION(s) DURING PAST      COMPLEX
LENGTH OF TIME SERVED 1)        FIVE YEARS                               OVERSEEN      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

Mariann Byerwalter 2          Chairman of JDN Corporate Advisory            84        BOARD 1 -- Director, Redwood Trust,
1960                          LLC.                                                    Inc. (mortgage finance).
(1/04-present)
                                                                                      BOARD 2 -- Director, PMI Group, Inc.
                                                                                      (mortgage insurance).

------------------------------------------------------------------------------------------------------------------------------------
William A. Hasler 2           Dean Emeritus of the Haas School of           84        BOARD 1 -- Director, Mission West
1941                          Business at the University of                           Properties (commercial real estate).
(1/04-present)                California, Berkeley.  Until February
                              2004, Co-Chief Executive Officer,                       BOARD 2 -- Director, TOUSA (home
                              Aphton Corporation                                      building).
                              (bio-pharmaceuticals).

                                                                                      BOARD 3 -- Director, Harris-Stratex Networks
                                                                                      (a network equipment corporation).


                                                                                      BOARD 4 -- Director, Genitope Corp.
                                                                                      (bio-pharmaceuticals).

                                                                                      BOARD 5 -- Director, Ditech Networks
                                                                                      (voice communications technology)

                                                                                      BOARD 6 -- Rubicon Limited
                                                                                      (manufacturing)
------------------------------------------------------------------------------------------------------------------------------------
Nils H. Hakansson 2           Sylvan C. Coleman Professor of Finance        15
1937                          and Accounting, Emeritus, Haas School
(3/90-present)                of Business, University of California,
                              Berkeley (since 2003). Mr. Hakansson
Chairman, Audit and           was also a Professor of Finance and
Compliance Committee          Accounting, Haas School of Business,
                              University of California, Berkeley
                              (July 1969 to January 2003).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall W. Merk 3             Executive Vice President and                  15
1954                          President, Investment Management
(6/06-present)                Services, Charles Schwab & Co., Inc.;
                              Executive Vice President, Charles
                              Schwab & Co., Inc. (2002 -- present);
                              President and Chief Executive Officer,
                              Charles Schwab Investment Management,
                              Inc. (2007-present); Director, Charles
                              Schwab Asset Management (Ireland)
                              Limited and Charles Schwab Worldwide
                              Funds PLC.  From September 2002 to
                              July 2004, Chief Executive Officer and
                              President, Charles Schwab Investment
                              Management, Inc. and Executive Vice
                              President, Charles Schwab & Co., Inc.


--------------------------


1 Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72.



2     Member of the Audit and Compliance Committee.



3 Mr. Merk is an interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the adviser.


      -- The Trust has a standing Audit and Compliance Committee (formerly the Audit Committee). The members of the Audit and Compliance Committee are identified above. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the Trust's financial reporting processes and compliance policies, procedures and processes, and for the Laudus Trust's overall system of internal controls. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The current Audit and Compliance Committee and its predecessor met four times during the fiscal year ended March 31, 2008.

      -- The Trust also has a Nominating Committee (formerly a function of the Governance Committee, which included the Nominating Committee for the period from September 2006 to September 2007) that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The charter directs that the Nominating Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2008.

      -- From September 2006 to June 30, 2007, the Trust also had a Governance Committee, an Investment Oversight Committee, and a Marketing, Distribution and Shareholder Servicing Committee. The Governance Committee, which included the Nominating Committee during that time, met once during the fiscal year ended March 31, 2008. The Investment Oversight Committee and the Marketing, Distribution and Shareholder Servicing Committee each met once in a joint session during the fiscal year ended March 31, 2008.

The following table provides each Trustee's equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2007.

NAME OF TRUSTEE                                    DOLLAR RANGE OF EQUITY                                 AGGREGATE DOLLAR
                                                    SECURITIES IN A FUND                                   RANGE OF EQUITY
                                                                                                          SECURITIES IN THE
                                                                                                              FAMILY OF
                                                                                                              INVESTMENT
                                                                                                              COMPANIES 4
INDEPENDENT             INTERNATIONAL         GLOBAL            EMERGING            INTERNATIONAL                  AS OF
TRUSTEES:                EQUITY FUND        EQUITY FUND       MARKETS FUND        FIXED INCOME FUND        DECEMBER 31, 2007
---------               -------------       -----------       ------------        -----------------        -----------------

Mariann Byerwalter                $0                 $0                 $0                       $0                      $0

William A. Hasler                 $0                 $0                 $0                       $0                      $0

Nils H. Hakansson                 $0                 $0                 $0                       $0        $10,001 - $50,000
INTERESTED TRUSTEES:
Randall W. Merk                   $0                 $0                 $0                       $0       $50,001 - $100,000



4 As of December 31, 2007, the Family of Investment Companies consisted of the 11 operational series of the Trust.


Certain information concerning the Trust's officers is set forth below:


NAME, ADDRESS5 AND YEAR OF BIRTH;
(TERM OF OFFICE 6 AND                                                                   PRINCIPAL OCCUPATION DURING
LENGTH OF TIME SERVED)                     POSITION WITH THE TRUST                              PAST FIVE YEARS
--------------------------------           -----------------------                      ---------------------------
Jeffrey Mortimer,                         President, Chief Executive         Senior Vice President and Chief Investment Officer,
1963                                      Officer and Chief                  Charles Schwab Investment Management, Inc., and
(3/08-present, President and CEO)         Investment Officer                 Schwab Funds.   Prior to May 2004, Vice President
(04/08-present, CIO)                                                         and Sr. Portfolio Manager, Charles Schwab Investment
                                                                             Management, Inc.

George Pereira                            Chief Financial Officer and        Senior Vice President and Chief Financial Officer,
1964                                      Treasurer                          Charles Schwab Investment Management, Inc.;
(6/06 -- present)                                                            Treasurer and Principal Financial Officer, Schwab
                                                                             Funds; Director, Charles Schwab Worldwide Funds, PLC
                                                                             and Charles Schwab Asset Management (Ireland) Ltd.
                                                                             Through June 2007, Chief Financial Officer, Mutual
                                                                             Fund Division, UST Advisers, Inc., and Treasurer,
                                                                             Chief Financial Officer and Chief Accounting
                                                                             Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt
                                                                             Funds, Inc., and Excelsior Trust Inc.;  From 12/99
                                                                             to 11/04: Senior Vice President, Financial
                                                                             Reporting, Charles Schwab & Co., Inc.


NAME, ADDRESS 5 AND YEAR OF BIRTH;
(TERM OF OFFICE 6 AND                                                                   PRINCIPAL OCCUPATION DURING
LENGTH OF TIME SERVED)                     POSITION WITH THE TRUST                              PAST FIVE YEARS
--------------------------------           -----------------------                      ---------------------------
Catherine MacGregor,                      Chief Legal Officer, Vice          Vice President, Charles Schwab & Co., Inc. and
1964                                      President and Clerk                Charles Schwab Investment Management, Inc.; since
(12/05 -- present)                                                           2006, Chief Counsel, Laudus Trust and Laudus
                                                                             Institutional Trust; Vice President, Schwab Funds;
                                                                             until July 2005, Senior Associate, Paul Hastings
                                                                             Janofsky & Walker LLP.

Randall Fillmore,                         Chief Compliance Officer           Senior Vice President and Chief Compliance Officer,
1960                                                                         Charles Schwab Investment Management, Inc.; Senior
(9/04-present)                                                               Vice President, Charles Schwab & Co., Inc.  Through
                                                                             June, 2007, Chief Compliance Officer, Excelsior
                                                                             Funds Inc., Excelsior Tax-Exempt Funds, Inc., and
                                                                             Excelsior Funds Trust.

Daniel Kern,                              Vice President                     Vice President, Investment Management Services.
1961                                                                         Until September 2005, Assistant Treasurer, Laudus
(3/05-present)                                                               Trust and Laudus Institutional Trust.  Until
                                                                             December 2004, Vice President, Internal Audit,
                                                                             Charles Schwab Corporation.

Michael Haydel,                           Vice President                     Vice President, Asset Management Client Services,
1972                                                                         Charles Schwab & Co., Inc.  Until March 2004,
(6/05-present)                                                               Director, Charles Schwab & Co., Inc.

Cathy Sabo                                Vice President                     Vice President, Compliance, Charles Schwab
1964                                                                         Investment, Management, Inc.; Vice President, Schwab
(12/05 -- present)                                                           Funds; until September 2004, Vice President, Client,
                                                                             Sales & Services Controls, Charles Schwab & Co., Inc.



5 The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.



6     There is no stated term of office for the officers of the Trust.



      Mmes. MacGregor and Sabo, and Messrs. Mortimer, Pereira, Fillmore, Kern, and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.



      Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,937 and an additional $4,813 for each regular meeting attended.


      In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Institutional Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Institutional Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Institutional Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each fund of the Trust and the sole series of the Laudus Institutional Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the funds of the Trust in operation on the date of the Independent Trustee's retirement.

    Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants, including Independent Trustees of the Trust first elected by shareholder vote on June 26, 2006. With respect to Participants prior to June 26, 2006 (a "Current Participant"), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance was credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.

    The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the Fund Complex for the fiscal year ended March 31, 2008, is shown in the table below.


                                                              PENSION OR                                   TOTAL
                                                              RETIREMENT                                COMPENSATION
                                                               BENEFITS             ESTIMATED         FROM REGISTRANT
                                    AGGREGATE                 ACCRUED AS              ANNUAL              AND FUND
NAME OF PERSON                    COMPENSATION               PART OF FUND         BENEFITS UPON        COMPLEX 7 PAID
TRUSTEES:                        FROM REGISTRANT               EXPENSES             RETIREMENT         TO DIRECTORS 8
-----------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter                       $49,634                   $6,814                   $0               $302,171
William A. Hasler                        $49,634                   $6,814                   $0               $304,171
Nils H. Hakansson                        $49,634                  $20,404                   $0                $71,157
Rodman L. Drake 9                         $7,606                      N/A                  N/A                $35,000
Morrill Melton Hall, Jr. 9                $5,977                      N/A                  N/A                $27,500
Jonathan Piel 9                           $5,977                      N/A                  N/A                $27,500
John D. Collins 9                         $6,792                      N/A                  N/A                $31,250

----------



7 As of March 31, 2008, the Fund Complex consisted of 79 funds, which included the 11 operational series of the Laudus Trust , Laudus Institutional Trust and 68 operational series of the Schwab Funds.



8 Total compensation amounts include payments relating to the Excelsior Funds, formerly an affiliated fund group included in the fund complex and on whose Board of Directors Ms. Byerwalter and Messrs. Hasler and Hakansson served on prior to July 1, 2007. Prior to July 1, 2007, the Fund Complex consisted of 99 funds, which included 11 operational series of the Laudus Trust, 61 Schwab Funds, and 27 Excelsior Funds.



9     Resigned from the Board effective July 1, 2007.


                     INVESTMENT ADVISORY AND OTHER SERVICES

    ADVISORY AGREEMENTS

        After its initial two year term, the continuation of each fund's advisory agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

        After its initial two year term, each year, the Board of Trustees will call and hold one or more meetings to decide whether to renew the advisory agreements between Laudus Trust (the "Trust") and CSIM (the "Investment Adviser"), and the sub-advisory agreement between, CSIM and Mondrian Investment Partners Limited (the "Subadviser" or "Mondrian") with respect to the funds. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and Mondrian as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.


        Mondrian serves as a subadviser to the funds. Mondrian was established as a limited company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Mondrian is currently 61% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 39% owned by private equity funds affiliated with Hellman & Friedman, LLC. Mondrian's principal office is located at Fifth Floor 10 Gresham Street London EC2V 7JD. Hellman & Friedman's principal office is located at One Maritime Plaza, 12th Floor, San Francisco, CA 94111.


        CSIM oversees the advisory services provided to the funds. Pursuant to separate sub-advisory agreement, and under the supervision of the Investment Adviser and the funds' Board of Trustees, Mondrian is responsible for the day-to-day investment management of each fund's assets. Mondrian also is responsible for managing their employees who provide services to the funds.


                              MANAGEMENT CONTRACTS


ABOUT CSIM

        CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


        Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.


NAME                                                     POSITION
--------------------------------------------------------------------------------
Randall W. Merk.......................................   Director, President and
                                                         Chief Executive Officer


NAME                                                     POSITION
--------------------------------------------------------------------------------
Charles R. Schwab.....................................   Chairman and Director

        As disclosed in the Prospectus under the heading "Management of the Funds" under management contracts (each a "Management Contract") between the Trust, on behalf of each fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a sub-advisory agreement between CSIM and Mondrian, Mondrian will continuously furnish an investment program for each fund and will make investment decisions on behalf of each fund and place all orders for the purchase and sale of portfolio securities.

     Each of the funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each fund.


                                                                                                               AGREEMENT
FUND                                                                                                              RATE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   First $1 billion -- 0.85%
Laudus Mondrian International Equity Fund                                                          Over $1 billion -- 0.80%

                                                                                                   First $1 billion -- 0.85%
Laudus Mondrian Global Equity Fund                                                                 Over $1 billion -- 0.80%

                                                                                                   First $1 billion -- 1.20%
Laudus Mondrian Emerging Markets Fund                                                              Over $1 billion -- 1.15%

                                                                                                   First $1 billion -- 0.60%
Laudus Mondrian International Fixed Income Fund                                                    Over $1 billion -- 0.60%


     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of each fund until July 30, 2010 (unless the waiver is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each fund's total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the funds' business) applicable to each class will not exceed the limit stated in the Prospectus. In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer and sale.

    Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

    Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.


    For the time period indicated, the Laudus Mondrian International Fixed Income Fund and the Laudus Mondrian Global Equity Fund owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived, the following amounts:



                    FUND                             TIME PERIOD           MANAGEMENT FEE        AMOUNT WAIVED
                    ----                             -----------           --------------        -------------
Laudus Mondrian Emerging Markets Fund              11/2/07 to 3/31/08             $84,187            $79,959

Laudus Mondrian International Fixed Income Fund    11/2/07 to 3/31/08            $106,185            $83,808

SUBADVISORY AGREEMENT

    The Trust and CSIM have entered into an agreement on behalf of each fund with Mondrian by which it acts as subadviser to the funds (the "Subadviser Agreement"). Under the Subadviser Agreement, Mondrian, at its expense, continuously furnishes an investment management program for the particular fund and makes investment decisions on behalf of such fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

SUBADVISORY FEE

    This section describes the subadvisory fee payable by CSIM to Mondrian. Please remember, however, that the following fees described are paid by CSIM to Mondrian; they do not affect how much you pay or your fund pays.


FUND                                                                                                        SUBADVISORY FEE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   First $250 million -- 0.40%
Laudus Mondrian International Equity Fund                                                          Over $250 million -- 0.325%

                                                                                                   First $250 million -- 0.40%
Laudus Mondrian Global Equity Fund                                                                 Over $250 million -- 0.325%

                                                                                                   First $250 million -- 0.65%
Laudus Mondrian Emerging Markets Fund                                                              Over $250 million -- 0.60%

                                                                                                   First $250 million -- 0.30%
Laudus Mondrian International Fixed Income Fund                                                    Over $250 million -- 0.265%



     During the fiscal year ended March 31, 2008, CSIM owed (and, to the extent not waived, paid to) Mondrian as subadvisory fees, and Mondrian in its capacity as subadvisor, has waived, the following amounts:



                                                                                       SUBADVISORY            AMOUNT
                         FUND                                 TIME PERIOD                 FEE                 WAIVED
                         ----                                 -----------              -----------            ------
Laudus Mondrian Emerging Markets Fund                     11/2/07 to 3/31/08               $45,469                $0

Laudus Mondrian International Fixed Income Fund           11/2/07 to 3/31/08               $53,757                $0



    ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator 1. The Administrator's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                                                                                       FEE
----------------------------------------------------------------------------------------------------------------------
 First $100 billion                                                                                            0.11 bp
 Next $60 billion                                                                                              0.07 bp
 Thereafter                                                                                                    0.05 bp


------------

1 In addition to the trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Institutional Trust, Schwab Investments, The Charles Schwab Family of Funds, Schwab Annuity Portfolios, and Schwab Capital Trust.




        For the time period indicated, State Street in its capacity as the Administrator was paid, and waived, the following amounts:



                                                                                          FEES             FEES
                            FUND                                     TIME PERIOD        RECEIVED         WAIVED
                            ----                                     -----------        --------         ------
Laudus Mondrian Emerging Markets Fund                          11/2/07 to 3/31/08        $464              $0

Laudus Mondrian International Fixed Income Fund                11/2/07 to 3/31/08        $498              $0


        The Trust also has entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the funds' operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the funds. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 1 above). The Fund Accountant's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                                                                                FEE
---------------------------------------------------------------------------------------------------------------
 First $100 billion                                                                                     0.25 bp
 Next $60 billion                                                                                       0.18 bp
 Thereafter                                                                                             0.13 bp

        In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each Fund, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.


        For the period indicated, State Street Bank and Trust Company in its capacity as Fund Accountant was paid, and waived, the following amounts:



                                                                                        FEES
                            FUND                                     TIME PERIOD        RECEIVED         WAIVED
                            ----                                     -----------        --------         ------
Laudus Mondrian Emerging Markets Fund                          11/2/07 to 3/31/08       $2,443             $0

Laudus Mondrian International Fixed Income Fund                11/2/07 to 3/31/08       $2,131             $0


        Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading "Management of the Funds -- Distributor," Institutional Shares, Select Shares and Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares or the lifting of restrictions on different classes of investors and/or transactions. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor

(the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.


     Pursuant to the Distribution and Shareholder Service Plan described in the Prospectus (the "Plan"), in connection with the distribution of Investor Shares of the Funds and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to the financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the fund. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The funds pay no fees in connection with the distribution of Select Shares or Institutional Shares.



     The Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Trustees of the Trust and (ii) those Trustees of the Trust who are not "interested persons" (as defined under the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it the "Independent Trustees"), cast in person at a Board of Trustees meeting called for the purpose of voting on the Plan. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Plan without the approval of shareholders holding a majority of the outstanding voting securities of the relevant class of the fund. All material amendments to the Plan must be approved by votes of the majority of both (i) the Trustees of the Fund and (ii) the Independent Trustees. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.



    The Distributor's Contract may be terminated with respect to any fund or shares class thereof at any time on 60 days' written notice without penalty either by the Distributor, by the fund or class, or by the Trust and will terminate automatically in the event of its assignment.


    The Distributor's Contract will continue in effect with respect to each class of shares to which it relates for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved
(i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees of the Trust by vote cast in person at a meeting called for that purpose.

    If the Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any fund as to which it has not been terminated (or has not been renewed).

    The Trustees believe that the Plan will benefit the funds and their shareholders. Based on the experience of the funds under the Plan, and the relative success that this method of distribution has had for the funds, the Trustees believe that the Plan will likely result in higher fund asset levels. Higher fund asset levels can be expected to reduce fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the funds in order to obtain greater portfolio diversification.

    The Plan is a "compensation" plan. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     For the periods indicated, the Funds incurred distribution expenses and ALPS Distributor, Inc. paid intermediaries as follows:


                                                       DISTRIBUTION                                     PAID OUT BY
                                                       EXPENSES          AMOUNT         AMOUNT          DISTRIBUTOR
                                                       INCURRED BY THE   RETAINED BY    WAIVED BY       AS DESCRIBED
FUND                                  TIME PERIOD      FUND              DISTRIBUTOR    DISTRIBUTOR         ABOVE
----                                  -----------      ---------------   -----------    -----------     ------------
Laudus Mondrian Emerging Markets      11/2/07 to
Fund                                  3/31/08                $848             $0              $0             $0
Laudus Mondrian International Fixed   11/2/07 to
Income Fund                           3/31/07               $6,100            $0              $0             $0


    Custodial Arrangements. The Trust's custodian is State Street Bank and Trust Company, Boston MA 02103. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant fund. Upon instruction, the Custodian receives and delivers cash and securities of the relevant fund in connection with fund transactions and collects all dividends and other distributions made with respect to fund portfolio securities.

    Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111. The firm conducts an annual audit of the financial statements, assists in the preparation of the Trust's federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

    Codes Of Ethics. Each of the Trust (on behalf of each fund), CSIM, Mondrian and the Distributor (as the funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rule 17j-1 of the 1940 Act. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. Mondrian's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds Mondrian advises or subadvises. Securities transactions may be subject to prior approval of Mondrian's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.


The Investment Adviser also has adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the Investment Adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the Investment Adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.


Mondrian has adopted a Code of Ethics and, subject to certain conditions or restrictions, its Code of Ethics permits directors or officers of Mondrian to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of senior Mondrian personnel. Most securities transactions are subject to quarterly reporting and review requirements.

                               PORTFOLIO MANAGERS

MONDRIAN INVESTMENT PARTNERS LIMITED ("MONDRIAN") SUB-ADVISES EACH OF THE FUNDS.


OTHER ACCOUNTS. In addition to the funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of March 31, 2008. There are only two accounts with respect to which the advisory fee is based on the performance of the account, one managed by Nigel May with assets totaling $430,279,551 and the other managed by David Wakefield with assets totaling $1,227,771,088. These accounts have been included under "Other Accounts" for the respective investment professional.



                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT                 OTHER ACCOUNTS
                             COMPANIES                      VEHICLES                     (SEPARATE ACCOUNTS)
                    NUMBER OF                      NUMBER OF                       NUMBER OF
      NAME          ACCOUNTS      TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS       ACCOUNTS          TOTAL ASSETS
------------------ ------------ ----------------- ----------- ----------------- ---------------- ----------------------
OTHER ACCOUNTS
MANAGED BY:


INTERNATIONAL
EQUITY
MANAGERS+

ELIZABETH DESMOND

Advisory                0              0              2        $2,788,339,147         18            $7,965,399,696
Relationship

Sub-Advisory            7        $2,412,186,139       4         $637,436,660           0                   0
Relationship

RUSSELL MACKIE

Advisory                0              0              0              0                16            $2,460,371,001
Relationship

Sub-Advisory            1         $370,846,265        3         $378,453,591           0                   0
Relationship

EMMA LEWIS

Advisory                0              0              0              0                 5            $1,384,646,804
Relationship

Sub-Advisory            5        $4,507,664,226       1         $41,582,468            0                   0
Relationship


GLOBAL EQUITY
MANAGERS+

NIGEL MAY

Advisory                0              0              2          $2,726,904           18            $6,727,034,411
Relationship

Sub-Advisory            3         $687,371,281        3         $378,453,591           0                   0
Relationship

BRENDAN BAKER

Advisory                0              0              2          $2,726,904            2             $355,217,646
Relationship

Sub-Advisory            2         $220,325,338        0              0                 0                   0
Relationship

                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT                 OTHER ACCOUNTS
                             COMPANIES                      VEHICLES                     (SEPARATE ACCOUNTS)
                    NUMBER OF                      NUMBER OF                       NUMBER OF
      NAME          ACCOUNTS      TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS       ACCOUNTS          TOTAL ASSETS
------------------ ------------ ----------------- ----------- ----------------- ---------------- ----------------------

ANDREW POTTER

Advisory                0              0              0              0                 6            $4,573,465,878
Relationship

Sub-Advisory            1         $47,950,354         1         $41,582,468            0                   0
Relationship


EMERGING MARKETS
MANAGER

ANDREW MILLER

Advisory                0              0              1         $43,335,656           13            $3,679,755,879
Relationship

Sub-Advisory            0              0              3         $882,222,719           0                   0
Relationship

GINNY CHONG

Advisory                0              0              1         $43,335,656            0                   0
Relationship

Sub-Advisory            1         $223,100,465        3         $422,934,769           7            $2,482,295,870
Relationship


INTERNATIONAL
FIXED INCOME
MANAGERS

CHRIS MOTH

Advisory                0              0              4        $1,195,109,851         17            $11,952,688,690
Relationship

Sub-Advisory            2         $332,175,100        0              0                 0                   0
Relationship

DAVE WAKEFIELD

Advisory                0              0              0              0                13            $9,353,386,876
Relationship

Sub-Advisory            0              0              1         $671,851,104           0                   0
Relationship



+Mondrian manages its accounts using a team-based approach. Accordingly, client accounts are assigned to more than one portfolio manager, therefore the accounts listed above may be attributed to more than one of the portfolio managers listed.

CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

ALLOCATION OF AGGREGATED TRADES

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

See also "Side-by-side management of hedge funds" below.

ALLOCATION OF IPO OPPORTUNITIES

Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

DEALING IN INVESTMENTS AS PRINCIPAL IN CONNECTIONS WITH THE PROVISION OF SEED CAPITAL

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

DIRECTORSHIPS AND EXTERNAL ARRANGEMENTS

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

DUAL AGENCY

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

EMPLOYEE PERSONAL ACCOUNT DEALING

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

GIFTS AND ENTERTAINMENT (RECEIVED)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of Pound Sterling 100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

GIFTS AND ENTERTAINMENT (GIVEN)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of Pound Sterling 200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

PERFORMANCE FEES

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

SIDE-BY-SIDE MANAGEMENT OF HEDGE FUNDS (MONDRIAN ALPHA FUNDS)

Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

SOFT DOLLAR ARRANGEMENTS

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

COMPENSATION. Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing.

Competitive Salary -- All investment professionals are remunerated with a competitive base salary that periodically changes over time.

Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity Ownership -- Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.


OWNERSHIP OF FUND SHARES. As of June 30, 2008, none of the portfolio managers beneficially owned shares of the funds they managed.


                             PORTFOLIO TRANSACTIONS

    Investment Decisions. The purchase and sale of portfolio securities for the funds and for the other investment advisory clients of Mondrian are made by it with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of Mondrian even though it could also have been purchased or sold for other clients at the same time.

    Likewise, a particular security may be purchased on behalf of one or more clients when Mondrian is selling the same security on behalf of one or more other clients. In some instances, therefore, Mondrian, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.


    Mondrian makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. Mondrian is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes.


    Brokerage and Research Services. It is Mondrian's policy to select brokers for fund trades on the basis of "best execution." As a fiduciary to its advisory clients, Mondrian endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

    In determining which broker offers best execution for a particular transaction, Mondrian maintains a list of approved brokers and Mondrian's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and
(v) the broker's willingness to accept Mondrian's standardized commission rates.

    Mondrian may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to Mondrian's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by Mondrian's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

    Mondrian may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services if Mondrian believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, Mondrian may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services may include: economic, industry, or company research reports or investment recommendations. Mondrian may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

    Performance Comparisons. Investors may judge the performance of the funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The funds may also include in advertisements and reports to shareholders information discussing the performance of Mondrian in comparison to other investment advisers and to other institutions.

    From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the funds; (5) descriptions of investment strategies for the funds; (6) descriptions or comparisons of various investment products, which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a fund.

For the period indicated, the Funds paid brokerage commissions as follows:



                                                                                 11/2/07 -- 3/31/08
                                                                                 ------------------
Laudus Mondrian Emerging Markets Fund                                                 $45,153

Laudus Mondrian International Fixed Income Fund                                          $0



                             REGULAR BROKER-DEALERS



A fund's regular broker-dealers during its most recent fiscal year would be: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from a fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of a fund's shares. During the fiscal year ended March 31, 2008, none of the funds purchased securities issued by regular broker-dealers.


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    The Trust is an open-end series investment company organized as a Massachusetts business trust. A copy of the Third Amended and Restated Agreement and Declaration of Trust of the Trust (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."


    Interests in the Trust's portfolios are currently represented by shares of thirteen series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg Long/Short Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund and Laudus Mondrian Global Equity Fund issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in their respective Prospectuses.



    Each of the Laudus Mondrian Emerging Markets Fund, Laudus International Fixed Income Fund, Laudus Mondrian International Equity Fund, and Laudus Mondrian Global Equity Fund is divided into three classes of shares:
Institutional Shares, Select Shares and Investor Shares.



    As outlined in the funds' prospectus, each share class has different minimum investments and different expenses.


    Each class of shares of each fund represents interests in the assets of such fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the Trustees.

VOTING RIGHTS

    Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

    Each class of shares of each fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.


    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.


    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, liquidate, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, amend the Declaration of Trust to combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

PROXY VOTING

    The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the funds' website at www.laudus.com. It is also available in the funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

SHAREHOLDER AND TRUSTEE LIABILITY

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.


    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


                     OWNERS OF 5% OR MORE OF A FUND'S SHARES


As of July 1, 2008, the officers and trustees of the Trust, as a group, owned of record, directly or beneficially less than 1% of any class of outstanding equity securities of each fund.



The table at Appendix C lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding equity securities of each fund as of July 17, 2008.


                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

    Information regarding the availability of the funds' portfolio securities can be obtained by calling 1.800.447.3332.

    The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the funds' Subadviser and the funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the funds' shareholders; and (ii) that no conflict exists between the interests of the funds' shareholders and those of the funds' Adviser, Subadviser or principal underwriter.

    Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the funds' Subadviser and the funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a fund would not continue to conduct business with a person who the fund believes was misusing the disclosed information. Any third-party who is not a service provider to the funds to whom the funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.

    A complete list of each fund's portfolio holdings is published on the Laudus website at www.laudus.com, under "Analysis & Commentary", typically 30-40 days after the end of each Laudus Mondrian Fund's fiscal quarter (which is also a calendar quarter-end) and 60-80 days after the end of each Laudus Rosenberg Fund's fiscal quarter (which is also a calendar quarter-end). The portfolio holdings information available on the funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The funds provide on the website quarterly information regarding certain attributes of a fund's portfolio, such as a fund's top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 20-30 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.


    Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser, Subadviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information. The funds' service providers, including, without limitation, the Adviser, Subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the funds. The names of those persons to whom the funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CSIM, Mondrian, ISS Governance Services (a division of RiskMetrics Group) and State Street Bank and Trust Company, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers, ALPS and Glass Lewis, as service providers to the funds, receive this information on a as-needed basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider's contract with the Trust or by the nature of the service provider's relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust's Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes a fund to hold (i) 5% or more of such iShares Fund's total outstanding voting securities, and (ii) 10% or more of such iShares Fund's total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing a fund to acquire more than 3% of an open-end iShares Fund's outstanding shares, notify the open-end iShares Fund of the investment.


    The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

    Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

    Neither the funds nor the funds' Adviser or Subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

    Each business day, each fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                        PURCHASE AND REDEMPTION OF SHARES


    The funds are open each day that the NYSE is open. The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2008: New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The procedures for purchasing shares of each of the funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the funds are described in the Prospectus.


    As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

    The funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the funds' behalf. The funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.


                              FINANCIAL STATEMENTS



     The Report of the Independent Registered Public Accounting Firm and financial statements of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Funds in the Trust's Annual Report for the period ended March 31, 2008 (the "Annual Report") are incorporated herein by reference to such Annual



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Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.888.352.8387 or visiting the funds' website at www.laudus.com.



         The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.



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APPENDIX A - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an Investment Adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Laudus Trust, and Laudus Institutional Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

      Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

      ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee


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will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.

      For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Laudus Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Laudus Funds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the Laudus Funds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

      In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.

      CONFLICTS OF INTEREST. EXCEPT AS DESCRIBED ABOVE FOR PROXIES OF MUTUAL FUNDS, WHERE PROXY ISSUES PRESENT MATERIAL CONFLICTS OF INTEREST BETWEEN CSIM, AND/OR ANY OF ITS AFFILIATES, AND CSIM'S CLIENTS, CSIM WILL DELEGATE TO ISS RESPONSIBILITY FOR VOTING SUCH PROXIES IN ACCORDANCE WITH ISS'S PROXY PROCEDURES, OR, IN THE CASE OF LP PROXIES, IN ACCORDANCE WITH GLASS LEWIS'S RECOMMENDATIONS AS PROVIDED TO ISS. THE CSIM LEGAL DEPARTMENT IS RESPONSIBLE FOR DEVELOPING PROCEDURES TO IDENTIFY MATERIAL CONFLICTS OF INTEREST.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.


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In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.


      Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS 2008 PROXY VOTING GUIDELINES:

Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007


1. AUDITORS
AUDITOR RATIFICATION


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Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

      - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      -     Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

      -     The tenure of the audit firm;

      -     The length of rotation specified in the proposal;

      -     Any significant audit-related issues at the company;

      -     The number of audit committee meetings held each year;

      -     The number of financial experts serving on the committee; and

      - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.    BOARD OF DIRECTORS

              VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote AGAINST or WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse;

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

      - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.


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Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

      -     The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

      - The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

      - There is a negative correlation between the chief executive's pay and company performance;

      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

      -     The company has backdated options (see "Options Backdating" policy);

      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

                  CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

      - The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

      - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

                     INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or


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            rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

            - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

            - serves as liaison between the chairman and the independent directors;

            -     approves information sent to the board;

            -     approves meeting agendas for the board;

            - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

            - has the authority to call meetings of the independent directors;

            - if requested by major shareholders, ensures that he is available for consultation and direct communication;

      - The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

      - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

      -     Two-thirds independent board;

      -     All independent key committees;

      -     Established governance guidelines;

      - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

      -     The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

                       MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

                                   OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

      -     The ownership threshold proposed in the resolution;

      - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. PROXY CONTESTS

               VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);


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      -     Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

                     REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

      - The election of fewer than 50 percent of the directors to be elected is contested in the election;

      -     One or more of the dissident's candidates is elected;

      - Shareholders are not permitted to cumulate their votes for directors; and

      - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. TAKEOVER DEFENSES

                                  POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

                  SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


                         SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


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5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

            - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

            - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION
REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

      -     The reasons for reincorporating;

      -     A comparison of the governance provisions;

      -     Comparative economic benefits; and

      -     A comparison of the jurisdictional laws.

7. CAPITAL STRUCTURE

                           COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

      -     Rationale;

      - Good performance with respect to peers and index on a five-year total shareholder return basis;


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      -     Absence of non-shareholder approved poison pill;

      -     Reasonable equity compensation burn rate;

      -     No non-shareholder approved pay plans; and

      -     Absence of egregious equity compensation practices.

                                DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders;

      - It is not designed to preserve the voting power of an insider or significant shareholder.

                      ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

                               POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:

      - Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

      - Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

      - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);


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      -     Egregious pension/SERP (supplemental executive retirement plan)
            payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

      - New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

      - Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

            - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level); -

            - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

            - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

      - Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

      - Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

      - Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

      - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period: -

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      -     Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      - No retirement/benefits and perquisites provided to non-employee directors; and

      - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

                 EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:


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      -     Purchase price is less than 85 percent of fair market value; or

      -     Offering period is greater than 27 months; or

      - The number of shares allocated to the plan is more than 10 percent of the outstanding shares.


               EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      - No discount on the stock price on the date of purchase since there is a company matching contribution.


Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

                               OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

      - Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

      -     Length of time of options backdating;

      -     Size of restatement due to options backdating;

      - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

      - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

                   OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:


      - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

      - Rationale for the re-pricing--was the stock price decline beyond management's control?

      -     Is this a value-for-value exchange?

      -     Are surrendered stock options added back to the plan reserve?

      - Option vesting--does the new option vest immediately or is there a black-out period?

      - Term of the option--the term should remain the same as that of the replaced option;

      -     Exercise price--should be set at fair market or a premium to market;

      -     Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to


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take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.


Vote FOR shareholder proposals to put option repricings to a shareholder vote.

                           STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

                       TRANSFER PROGRAMS OF STOCK OPTIONS

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

      - Executive officers and non-employee directors are excluded from participating;

      - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

      - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

      -     Eligibility;

      -     Vesting;

      -     Bid-price;

      -     Term of options;

      - Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.


  Shareholder Proposals on Compensation


ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

     COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.


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 DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.


                          PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

      - Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

      - Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

      - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;


      - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

      - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

      -     Consider the following factors in evaluating this proposal:

      - What aspects of the company's annual and long-term equity incentive programs are performance-driven?

      - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

      - Can shareholders assess the correlation between pay and performance based on the current disclosure?

      - What type of industry and stage of business cycle does the company belong to?


PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

      - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

      - Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.


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                    PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

      - Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

      - Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

      - Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

      - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

      -     An executive may not trade in company stock outside the 10b5-1 Plan.

      - Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

                                 RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

      -     If the company has adopted a formal recoupment bonus policy; or

      - If the company has chronic restatement history or material financial problems.

              SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

      -     The triggering mechanism should be beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

                 SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES

                                CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

      - Whether the company has adequately disclosed the financial risks of the lending products in question;

      - Whether the company has been subject to violations of lending laws or serious lending controversies;

      -     Peer companies' policies to prevent abusive lending practices.

                             PHARMACEUTICAL PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.


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Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.

                       PRODUCT SAFETY AND TOXIC MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

      - The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

      - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

      - The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

      -     Current regulations in the markets in which the company operates;

      - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

      -     The current level of disclosure on this topic.

                                 CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

      - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

      - The company's level of disclosure is comparable to or better than information provided by industry peers; and

      - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

                            GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

             POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities; and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

      - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and


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      -     The public availability of a company policy on political
            contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                            SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


GLASS LEWIS SUMMARY DOMESTIC PROXY PAPER POLICY GUIDELINES:

                            I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.

Board Composition

    We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

    We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company's voting stock.


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We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

      - A director who attends less than 75% of the board and applicable committee meetings.

      - A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

      - A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

      - All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director's performance and will therefore withhold from a:

      -     CFO who presently sits on the board.

      -     Director who presently sits on an excessive number of boards

      - Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

      - Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

      -     Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.


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We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

      1. We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

      2. We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.

                             II. FINANCIAL REPORTING

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

      - When audit fees added to audit-related fees total less than one-third of total fees.

      - When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

      -     When the company has aggressive accounting policies.

      - When the company has poor disclosure or lack of transparency in financial statements.

      - When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

      - When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

                               III. COMPENSATION

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

      -     Companies should seek additional shares only when needed.

      - The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

      - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

      -     Annual net share count and voting power dilution should be limited.

      - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

      - The expected annual cost of the plan should be proportional to the value of the business.

      - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

      - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

      -     Plans should not permit re-pricing of stock options.

Option Exchanges


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


Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

      -     Officers and board members do not participate in the program.

      - The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

      - The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

      - Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Options Expensing

We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies do not to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to


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the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

                            IV. GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     1.  Stock split

     2.  Shareholder defenses

     3.  Financing for acquisitions

     4.  Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

Voting Structure

Cumulative Voting


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Glass Lewis will vote for proposals seeking to allow cumulative voting.
Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.


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                  APPENDIX B -- RATINGS OF INVESTMENT SECURITIES

From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

 AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


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

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


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


                          DOMINION BOND RATING SERVICE

BOND AND LONG TERM DEBT RATING SCALE

As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA:  Highest Credit Quality
AA:  Superior Credit Quality
A:  Satisfactory Credit Quality

BBB:  Adequate Credit Quality
BB:  Speculative
B: Highly Speculative

CCC:  Very Highly Speculative
CC:  Very Highly Speculative
C:  Very Highly Speculative

"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"BBB" Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

"BB" Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

"B" Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

"CCC" / "CC" / "C" Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

"D" This category indicates Bonds in default of either interest or principal.

("HIGH", "LOW") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE

DOMINION BOND RATING SERVICE

As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

R-1: Prime Credit Quality

R-2: Adequate Credit Quality

R-3: Speculative

All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

"R-1 (HIGH)" Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

"R-1 (MIDDLE)" Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

"R-1 (LOW)" Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.


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


"R-2 (HIGH)", "R-2 (MIDDLE)", "R-2 (LOW)" Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

"R-3 (HIGH)", "R-3 (MIDDLE)", "R-3 (LOW)" Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

APPENDIX C -- OWNERS OF 5% OF SHARES OF A FUND


                                                                                                                            PERCENT
              FUND                                 CUSTOMER NAME                          ADDRESS                            OWNED
              ----                                 -------------                          -------                           -------
LAUDUS MONDRIAN INTERNATIONAL
EQUITY FUND - INVESTOR SHARES                CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                  100.00%
                                             FOR THE EXCLUSIVE USE OF                     SAN FRANCISCO CA
                                             OUR CUSTOMERS REINVEST ACCT                  94104-4151
                                             ATTN MUTUAL FUNDS


LAUDUS MONDRIAN INTERNATIONAL
EQUITY FUND - SELECT SHARES                  CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                  100.00%
                                             FOR THE EXCLUSIVE USE OF                     SAN FRANCISCO CA
                                             OUR CUSTOMERS REINVEST ACCT                  94104-4151
                                             ATTN MUTUAL FUNDS


LAUDUS MONDRIAN INTERNATIONAL
EQUITY FUND - INSTITUTIONAL
SHARES                                       CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                  100.00%
                                             FOR THE EXCLUSIVE USE OF                     SAN FRANCISCO CA
                                             OUR CUSTOMERS REINVEST ACCOUNT               94104-4151
                                             ATTN MUTUAL FUNDS


LAUDUS MONDRIAN GLOBAL EQUITY
FUND - INVESTOR SHARES                       CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                   88.96%
                                             FOR THE EXCLUSIVE USE OF                     SAN FRANCISCO CA
                                             OUR CUSTOMERS REINVEST ACCT                  94104-4151
                                             ATTN MUTUAL FUNDS


                                             FRANK J COSENTINO                            6204 23RD AVE                       11.04%
                                                                                          BROOKLYN NY
                                                                                          11204-3303

LAUDUS MONDRIAN GLOBAL EQUITY
FUND - SELECT SHARES                         CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                  100.00%
                                             FOR THE EXCLUSIVE USE OF                     SAN FRANCISCO CA
                                             OUR CUSTOMERS REINVEST ACCT                  94104-4151
                                             ATTN MUTUAL FUNDS

                                                                                                                            PERCENT
              FUND                                 CUSTOMER NAME                          ADDRESS                            OWNED
              ----                                 -------------                          -------                           -------
LAUDUS MONDRIAN GLOBAL EQUITY
FUND - INSTITUTIONAL SHARES                  CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                  100.00%
                                             FOR THE EXCLUSIVE USE OF                     SAN FRANCISCO CA
                                             OUR CUSTOMERS REINVEST ACCT                  94104-4151
                                             ATTN MUTUAL FUNDS


LAUDUS MONDRIAN EMERGING MARKETS
FUND - INVESTOR SHARES                       CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                   79.58%
                                             FOR THE EXCLUSIVE USE                        SAN FRANCISCO CA
                                             OF OUR CUSTOMERS REINVEST ACCOUNT            94104-4151
                                             ATTN MUTUAL FUNDS


                                             AMERITRADE INC FOR THE EXCLUSIVE             PO BOX 2226                         14.12%
                                             BENEFIT OF OUR CLIENTS                       OMAHA NE 68103-2226


LAUDUS MONDRIAN EMERGING MARKETS
FUND - SELECT SHARES                         CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                   89.59%
                                             FOR THE EXCLUSIVE USE                        SAN FRANCISCO CA
                                             OF OUR CUSTOMERS REINVEST ACCOUNT            94104-4151
                                             ATTN MUTUAL FUNDS

                                             NATIONAL FINANCIAL SERVICES FOR              200 LIBERTY ST                      10.41%
                                             THE EXCLUSIVE BENEFIT OF OUR CUST            NEW YORK NY
                                             ONE WORLD FINANCIAL CENTER                   10281-1003


LAUDUS MONDRIAN EMERGING MARKETS
FUND - INSTITUTIONAL SHARES                  CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                  100.00%
                                             FOR THE EXCLUSIVE USE                        SAN FRANCISCO CA
                                             OF OUR CUSTOMERS REINVEST ACCOUNT            94104-4151
                                             ATTN MUTUAL FUNDS


LAUDUS MONDRIAN INTERNATIONAL
FIXED INCOME FUND - INVESTOR
SHARES                                       CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                   95.18%
                                             FOR THE EXCLUSIVE USE                        SAN FRANCISCO CA
                                             OF OUR CUSTOMERS REINVEST ACCOUNT            94104-4151
                                             ATTN MUTUAL FUNDS

                                                                                                                            PERCENT
              FUND                                 CUSTOMER NAME                          ADDRESS                            OWNED
              ----                                 -------------                          -------                           -------
LAUDUS MONDRIAN INTERNATIONAL
FIXED INCOME FUND - SELECT SHARES            CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                   97.62%
                                             FOR THE EXCLUSIVE USE                        SAN FRANCISCO CA
                                             OF OUR CUSTOMERS REINVEST ACCOUNT            94104-4151
                                             ATTN MUTUAL FUNDS

LAUDUS MONDRIAN INTERNATIONAL
FIXED INCOME FUND -
INSTITUTIONAL SHARES                         CHARLES SCHWAB & CO INC                      101 MONTGOMERY ST                   77.43%
                                             FOR THE EXCLUSIVE USE                        SAN FRANCISCO CA
                                             OF OUR CUSTOMERS REINVEST ACCOUNT            94104-4151
                                             ATTN MUTUAL FUNDS


                                             AMERITRADE INC FBO 9950065291                PO BOX 2226                         21.43%
                                                                                          OMAHA NE
                                                                                          68103-2226

LAUDUS MONDRIAN INSTITUTIONAL
EMERGING MARKETS FUND                        MONDRIAN INVESTMENT PARTNERS LTD             10 GRESHAM ST 5TH FLOOR            100.00%
                                                                                          LONDON EC2V 750
                                                                                          ENGLAND


LAUDUS MONDRIAN INSTITUTIONAL
INTERNATIONAL EQUITY FUND                    MONDRIAN INVESTMENT PARTNERS LTD             10 GRESHAM ST 5TH FLOOR            100.00%
                                                                                          LONDON EC2V 750
                                                                                          ENGLAND

PART C OTHER INFORMATION

ITEM 23. EXHIBITS.



(a)   (1)   Third Amended and Restated Agreement and Declaration of Trust of the
            Registrant -- incorporated by reference to Post-Effective Amendment
            No. 60 to the Registration Statement filed on October 23, 2007;



(b)   (1)   Amended and Restated By-Laws of the Registrant -- incorporated by reference to Post-Effective Amendment No. 61 to the Registration
            Statement filed on December 17, 2007.



(c) Reference is made to Article 5 of the Third Amended and Restated Agreement and Declaration of Trust of the Registrant;


(d)   (1)   Management Contract between the Registrant on behalf of its Laudus
            Rosenberg U.S. Small Capitalization Fund and Charles Schwab
            Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (2) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;


      (3) Management Contract between the Registrant on behalf of its Laudus Rosenberg Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (4) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (5) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (6) Management Contract between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (7) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (8) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;



      (9) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;

      (10) Management Contract between the Registrant on behalf of its Laudus Mondrian Emerging Markets Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (11) Management Contract between the Registrant on behalf of its Laudus Mondrian International Fixed Income Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007.



      (12) Management Contract between the Registrant on behalf of its Laudus Mondrian International Equity Fund -- electronically filed herein as Exhibit (d)(12);



      (13) Management Contract between the Registrant on behalf of its Laudus Mondrian Global Equity Fund -- electronically filed herein as Exhibit (d)(13);



      (14) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (15) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (16) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (17) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (18) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (19) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (20) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



      (21) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement filed on December 22, 2005;



      (22) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Discovery Fund, Charles Schwab Investment Management, Inc., AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement filed on July 28, 2007;



      (23) Subadviser Agreement between the Registrant on behalf of its Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund, Charles Schwab Investment Management, Inc., Mondrian

            Investment Partners Limited -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (24) Amendment to the Subadviser Agreement between the Registrant on behalf of its Laudus Mondrian International Equity Fund and Laudus Mondrian Global Equity Fund -- electronically filed herein as Exhibit (d)(22);


(e)   (1)   Distribution Agreement by and among the Registrant, Laudus
            Institutional Trust, Charles Schwab Investment Management, Inc. and
            ALPS Distributors, Inc., -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;



      (2) Amendment to the Distribution Agreement - electronically filed herein as Exhibit (e)(2);



(f)   (1)   Amended and Restated Laudus Funds Retirement Plan for Trustees
            electronically filed herein as Exhibit (f)(1);



(g)   (1)   Amended and Restated Master Custodian Agreement by and among the
            Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration
            Statement filed on April 14, 2006;



      (2) Amendment to the Amended and Restated Master Custodian Agreement - electronically filed herein as Exhibit (g)(2);



(h)   (1)   Transfer Agency and Service Agreement between the Registrant and
            Boston Financial Data Services, Inc. -- incorporated by reference to
            Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;



      (2) Amendment to the Transfer Agency and Service Agreement -- electronically filed herein as Exhibit (h)(2);



      (3) Amended and Restated Expense Limitation Agreement between Charles Schwab Investment Management, Inc. and the Registrant -- electronically filed herein as Exhibit (h)(3);



      (4) Administration Agreement by and between State Street Bank and Trust Company and the Registrant -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;



      (5) Amendment to the Administration Agreement -- electronically filed herein as Exhibit (h)(5);



      (6) Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on July 28, 2007;



      (7) Amendment to the Master Fund Accounting and Services Agreement -- electronically filed herein as Exhibit (h)(7);



(i)         Legal Opinion -- electronically filed herein as Exhibit (i);



(j)   (1)   Independent Public Accountant's Consent -- electronically filed herein as Exhibit (j)(1);



      (2) Power of Attorney of Nils H. Hakansson -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (3) Power of Attorney of Mariann Byerwalter -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (4) Power of Attorney of William A. Hasler -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (5) Power of Attorney of Randall W. Merk -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;

      (6) Power of Attorney of George Pereira -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;


(k)         None;

(l) Investment letter regarding initial capital -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;


(m) Amended and Restated Distribution and Shareholder Service Plan for Investor Shares -- incorporated herein by reference to Post-Effective Amendment No. 24 filed on May 28, 1999;



(n) Further Amended and Restated Multi-Class Plan -- electronically filed herein as Exhibit (n);



(o)         Not Applicable.



(p)   (1)   Code of Ethics of the Registrant and Charles Schwab Investment
            Management, Inc., investment adviser to the Funds -- electronically filed herein as Exhibit (p)(1);


      (2) Code of Ethics of AXA Rosenberg Investment Management LLC, investment subadviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;

      (3) Code of Ethics of ALPS Distributors, Inc., principal underwriter to the Fund -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

      (4) Code of Ethics of Mondrian Investment Partners LLP, investment subadviser to the Laudus Mondrian Emerging Markets Fund and Laudus International Fixed Income Fund -- incorporated by reference to Post-Effective Amendment No 64 to the Registration Statement filed on June 6, 2008;

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    The Board of Trustees of the Registrant is identical to that of the Laudus Institutional Trust and similar to the Board of Trustees of other Funds advised by Charles Schwab Investment Management, Inc. However, the officers of the Fund are different. That fact, together with the fact that the power residing in the respective boards and officers arises as the result of an official position with the Fund, leads the Registrant to take the position that it is not under common control with these other Funds.

ITEM 25. INDEMNIFICATION.

(a) Indemnification


    Article VIII of the Registrant's Third Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):


                                  ARTICLE VIII

                                 Indemnification

    SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

    SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

    SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

    SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

(b) Summary of Indemnification Provisions

    The Trust shall indemnify each of its Trustees and officers against all liabilities, expenses and counsel fees reasonably incurred in the defense or disposition of any action, suit or proceeding in which the Trustee or officer is involved because of his or her role as a Trustee or officer unless, in the final adjudication of that action, suit or proceeding, the Trustee or officer was found to have acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. This right of indemnification is not exclusive.

    Any shareholder held personally liable solely by reason of having been a shareholder shall be entitled to be held harmless from and indemnified against all loss or expense arising from such liability.

(c) Insurance


    The Trust maintains Professional Liability Insurance for each of its directors and officers. The Trust's policy is carried by the CNA and insures each director and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act, up to a maximum of $10,000,000. In addition, the Independent Trustees have additional coverage through a policy with St. Paul Travelers of up to a maximum of $10,000,000.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    The Registrant's investment adviser, Charles Schwab Investment
Management, Inc., a Delaware corporation, organized in October 1989, also serves as the investment manager to the Laudus Institutional Trust, Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to the Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to the Registrant and the Laudus Institutional Trust and an investment adviser to certain non-investment company clients.

    The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.



                                                                                           CONNECTION WITH
NAME AND POSITION WITH ADVISER            NAME OF COMPANY                                  OTHER COMPANY
Charles R. Schwab, Chairman               Charles Schwab & Co., Inc.                       Chairman
                                          The Charles Schwab Bank, N.A.                    Chairman, Director
                                          The Charles Schwab Corporation                   Chairman; Chief Executive Officer
                                          Schwab Holdings, Inc.                            Chief Executive Officer
                                          Schwab International Holdings, Inc.              Chairman and Chief Executive Officer

                                          Schwab (SIS) Holdings, Inc.                      Chairman and Chief Executive Officer

                                          Charles Schwab Holdings (UK)                     Chairman
                                          Schwab Funds                                     Trustee and Chairman
                                          U.S. Trust Corporation                           Chairman, Director
                                          All Kinds of Minds                               Director
                                          Charles and Helen Schwab Foundation              Director
                                          Stanford University                              Trustee

Randall W. Merk                           Charles Schwab & Co., Inc.                       Executive Vice President and
President and                                                                              President, Investment Management
Chief Executive Officer,                                                                   Services.
Director

                                          Schwab Funds                                     Trustee, President and Chief
                                                                                           Executive Officer
                                          Laudus Trust                                     Trustee; President and Chief
                                          Laudus Institutional Trust                       Executive Officer (effective until
                                                                                           2010)
                                          Charles Schwab Worldwide Funds, PLC              Director

                                                                                           CONNECTION WITH
NAME AND POSITION WITH ADVISER            NAME OF COMPANY                                  OTHER COMPANY
                                          Charles Schwab Asset Management                  Director
                                          (Ireland) Limited

                                          Excelsior Funds Inc.                             Trustee
                                          Excelsior Tax-Exempt Funds, Inc.
                                          Excelsior Funds Trust

Koji Felton                               Schwab Funds                                     Secretary and Chief Legal Officer
Senior Vice President,
Chief Counsel and
Corporate Secretary
                                          Charles Schwab & Co. Inc.                        Senior Vice President, Deputy
                                                                                           General Counsel
                                          Laudus Trust and Laudus Institutional            Chief Legal Officer
                                          Trust
                                          Excelsior Funds Inc.                             Chief Legal Officer
                                          Excelsior Tax-Exempt Funds, Inc.
                                          Excelsior Funds Trust

George Pereira                            Schwab Funds                                     Treasurer and Principal Financial
Senior Vice President and                                                                  Officer
Chief Financial Officer
                                          Laudus Trust and Laudus Institutional            Chief Financial Officer
                                          Trust
                                          Excelsior Funds Inc.                             Chief Financial Officer and Chief
                                          Excelsior Tax-Exempt Funds, Inc.                 Accounting Officer
                                          Excelsior Funds Trust

                                          Mutual Fund Division, UST Advisers,              Chief Financial Officer
                                          Inc.
                                          Charles Schwab Worldwide Funds, PLC              Director
                                          Charles Schwab Asset Management                  Director
                                          (Ireland) Limited

Jeffrey M. Mortimer                       Laudus Trust and Laudus Institutional            Senior Vice President and Chief
Senior Vice President and                 Trust                                            Investment Officer
Chief Investment Officer
                                          Schwab Funds                                     Senior Vice President and Chief
                                                                                           Investment Officer

Randall Fillmore                          Schwab Funds                                     Chief Compliance Officer
Senior Vice President and
Chief Compliance Officer
                                          Laudus Trust and Laudus Institutional            Chief Compliance Officer
                                          Trust

                                          Charles Schwab & Co., Inc.                       Senior Vice President

                                          Excelsior Funds Inc.                             Chief Compliance Officer
                                          Excelsior Tax-Exempt Funds, Inc.
                                          Excelsior Funds Trust

    AXA Rosenberg Investment Management LLC (the "Subadviser") was organized as a limited liability company under the laws of the State of Delaware in 1998, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Subadviser provides investment advisory services to a substantial number of institutional investors and to this Trust with respect to the Subadviser, the response to this Item will be incoporated by reference to the Subadviser's Uniform Application for Invsetment Adviser Registration C ("Form ADV") on file with the SEC. The Subadviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

    Mondrian Investment Partners Limited (the "Subadviser") was established as a limited company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Mondrian is currently 61% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 39% owned by private equity funds affiliated with Hellman & Friedman, LLC. Mondrian's principal office is located at Fifth Floor 10 Gresham Street London EC2V 7JD. Hellman & Friedman's principal office is located at One Maritime Plaza, 12th Floor, San Francisco, CA 94111. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Subadviser provides investment advisory services to a substantial number of institutional and high net worth investors, as well as to several funds in the Laudus Trust and this Trust. With respect to the Subadviser, the response to this Item will be incorporated by reference to the Subadviser's Uniform Application for Investment Adviser Registration ("Form ADV") on file with the SEC. The Subadviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

ITEM 27. PRINCIPAL UNDERWRITERS:


(a) As it pertains to the Forward Series of the Registrant, the sole principal underwriter for each series of the Registrant is ALPS Distributors, which acts as distributor for the Registrant and the following other funds: AARP Funds, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., Ameristock ETF Trust, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDAX Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.



      ALPS Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ALPS Distributors is located at 1290 Broadway, Suite 1100, Denver, CO 80203.



(b) As it pertains to the Forward Series of the Registrant and to the best of its' knowledge, the directors and executive officers of ALPS Distributors, a distributor for Registrant, are as follows:



                                                                                POSITIONS AND
                            POSITIONS AND OFFICES                               OFFICES
NAME                        WITH UNDERWRITER                                    WITH REGISTRANT
----                        ----------------                                    ---------------
Edmund J. Burke             President                                           None

Thomas A. Carter            Managing Director -- Business Development,
                            Director                                            None

Jeremy O. May               Managing Director -- Operations and Client
                            Service; Assistant Secretary, Director              None

John C. Donaldson           Chief Financial Officer                             None

Robert J. Szydlowski        Chief Technology Officer                            None

                                                                                POSITIONS AND
                            POSITIONS AND OFFICES                               OFFICES
NAME                        WITH UNDERWRITER                                    WITH REGISTRANT
----                        ----------------                                    ---------------
Diana Adams                 Vice President, Controller, Treasurer               None

Tane T. Tyler               General Counsel,  Secretary                         None

Bradley J. Swenson          Chief Compliance Officer                            None

      The principal business address of all directors and officers of the Distributor is 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

(c)  None

ITEM 28.LOCATION OF ACCOUNTS AND RECORDS:


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.



    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the Rules thereunder will be maintained at the offices of:



1)    Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104



2) Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104



3)    Mondrian Investment Partners Limited, 10 Gresham Street, London EC2V 7JD



4) AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E, Orinda, CA 94563



5)    State Street Bank and Trust Company, Boston, MA 02103



6)    Boston Financial Data Services, P.O. Box 8032, Boston, Massachusetts 02266



7)    ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202



ITEM 29. MANAGEMENT SERVICES.



None.



ITEM 30. UNDERTAKINGS.



    Not applicable.

                                  SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended(the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 65 to Registrant's Registration Statement on
Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 65 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 30th day of July, 2008.

                                   LAUDUS TRUST
                                      By:   Jeffrey Mortimer*
                                            -----------------
                                             Jeffrey Mortimer
                                             Chief Executive Officer, Chief
                                             Investment Officer & President


Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 30th day of July, 2008.

Signature                        Title
---------                        -----

Jeffrey Mortimer*                Chief Executive Officer,
-----------------                Chief Investment Officer & President
Jeffrey Mortimer

George Pereira*                  Treasurer and Chief Financial Officer
---------------                  (Principal Financial and Accounting Officer)
George Pereira

Randall W. Merk*                 Trustee
----------------
Randall W. Merk

Mariann Byerwalter*              Trustee
-------------------
Mariann Byerwalter

Nils H. Hakansson*               Trustee
------------------
Nils H. Hakansson

William A. Hasler*               Trustee
------------------
William A. Hasler

*By:   /s/ Timothy W. Levin
      --------------------
      Timothy W. Levin,
      Attorney-in-Fact
      Pursuant to Power of Attorney

Exhibit Index

Exhibit        (d)(12)  Management Agreement -- Laudus Mondrian International Equity Fund
               (d)(13)  Management Agreement -- Laudus Mondrian Global Equity Fund
               (d)(22)  Subadviser Agreement Amendment
               (e)(2)   Distribution Agreement Amendment
               (f)(1)   Amended and Restated Laudus Funds Retirement Plan
               (g)(2)   Amended and Restated Master Custodian Agreement
               (h)(2)   Transfer Agency and Service Agreement Amendment
               (h)(3)   Amended and Restated Expense Limitation Agreement
               (h)(5)   Administration Agreement Amendment
               (h)(7)   Master Fund Accounting and Services Agreement Amendment
               (i)      Legal Opinion
               (j)      Auditors' Consent
               (n)      Amended and Restated Multi-Class Plan
               (p)(1)   CSIM Code of Ethics